                                SUBJECT TO CHANGE

All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $2,997,189,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                      CLASSES A-1, A-2PFL, A-2C, A-3, A-PB,
                            A-4, A-1A, A-MFL, A-MFX,
                                 A-J, B, C AND D

    -------------------------------------------------------------------------
                                 SERIES 2005-C21
    -------------------------------------------------------------------------

                                  OCTOBER 2005

                              Mortgage Loan Sellers
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                          NOMURA CREDIT & CAPITAL, INC.
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                               LNR PARTNERS, INC.

[WACHOVIA SECURITIES LOGO]                                 [NOMURA LOGO OMITTED]

CITIGROUP   CREDIT SUISSE FIRST BOSTON        DEUTSCHE BANK SECURITIES       GOLDMAN, SACHS & CO.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
     OCTOBER 1, 2005.

ISSUE TYPE               Sequential pay REMIC. Class A-1, Class A-2PFL, Class
                         A-2C, Class A-3, Class A-PB, Class A-4, Class A-1A,
                         Class A-MFL, Class A-MFX, Class A-J, Class B, Class C
                         and Class D Certificates (the "Offered Certificates")
                         are offered publicly. All other Certificates will be
                         privately placed to qualified institutional buyers or
                         to institutional accredited investors.

CUT-OFF DATE             All Mortgage Loan characteristics are based on balances
                         as of the Cut-Off Date, which is October 11, 2005, with
                         respect to 230 Mortgage Loans, and October 6, 2005,
                         with respect to 3 Mortgage Loans. All percentages
                         presented herein are approximate.

MORTGAGE POOL            The Mortgage Pool consists of 233 Mortgage Loans (the
                         "Mortgage Loans") with an aggregate principal balance
                         as of the Cut-Off Date of $3,275,616,483 (the "Cut-Off
                         Date Pool Balance"), subject to a variance of plus or
                         minus 5%. The Mortgage Loans are secured by 329
                         properties (the "Mortgaged Properties") located
                         throughout 38 states, the District of Columbia and
                         Puerto Rico. The Mortgage Pool will be deemed to
                         consist of 2 loan groups ("Loan Group 1" and "Loan
                         Group 2", and collectively, the "Loan Groups"). Loan
                         Group 1 will consist of (i) all of the Mortgage Loans
                         that are not secured by Mortgaged Properties that are
                         multifamily properties and mobile home park properties,
                         (ii) 13 Mortgage Loans that are secured by mobile home
                         park properties and (iii) 14 Mortgage Loans that are
                         secured by multifamily properties. Loan Group 1 is
                         expected to consist of 167 Mortgage Loans, with an
                         aggregate principal balance as of the Cut-Off Date of
                         $2,884,319,234 (the "Cut-Off Date Group 1 Balance").
                         Loan Group 2 will consist (i) of 62 Mortgage Loans that
                         are secured by multifamily properties and (ii) 4
                         Mortgage Loans that are secured by mobile home park
                         properties, with an aggregate principal balance as of
                         the Cut-Off Date of $391,297,249 (the "Cut-Off Date
                         Group 2 Balance", and collectively with the Cut-Off
                         Date Group 1 Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR                Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS    Wachovia Bank, National Association ("Wachovia"),
                         Nomura Credit & Capital, Inc. ("Nomura") and Artesia
                         Mortgage Capital Corporation ("Artesia")

                                      NUMBER OF      AGGREGATE     PERCENTAGE OF
                                       MORTGAGE     CUT-OFF DATE   CUT-OFF DATE
MORTGAGE LOAN SELLER                    LOANS         BALANCE      POOL BALANCE
--------------------                  ---------   --------------   -------------
Wachovia Bank, National Association      137      $2,326,384,026        71.0%
Nomura Credit & Capital, Inc.             81         670,523,007        20.5
Artesia Mortgage Capital Corporation      15         278,709,450         8.5
                                         ---      --------------       -----
                                         233      $3,275,616,483       100.0%
                                         ===      ==============       =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                      NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

UNDERWRITERS             Wachovia Capital Markets, LLC, Nomura Securities
                         International, Inc., Citigroup Global Markets Inc.,
                         Credit Suisse First Boston LLC, Deutsche Bank
                         Securities Inc. and Goldman, Sachs & Co. It is intended
                         that Wachovia Securities International Limited will act
                         as a member of the selling group on behalf of Wachovia
                         Capital Markets, LLC and may sell Offered Certificates
                         on behalf of Wachovia Capital Markets, LLC in certain
                         jurisdictions.

TRUSTEE                  Wells Fargo Bank, N.A.

MASTER SERVICER          Wachovia Bank, National Association

SPECIAL SERVICER         LNR Partners, Inc.

A-2PFL AND A-MFL SWAP    Wachovia Bank, National Association
  COUNTERPARTY

RATING AGENCIES          Standard & Poor's Ratings Services, a division of The
                         McGraw-Hill Companies, Inc. ("S&P"); Moody's
                         Investors Service, Inc. ("Moody's") and Fitch, Inc.
                         ("Fitch").

DENOMINATIONS            $10,000 minimum for Offered Certificates.

CLOSING DATE             On or about October 27, 2005.

SETTLEMENT TERMS         Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE        The fourth business day following the related
                         Determination Date, commencing in November 2005.

DETERMINATION DATE       The 11th day of each month, or if such 11th day is not
                         a business day, the next succeeding business day,
                         commencing, with respect to the Offered Certificates,
                         in November 2005.

INTEREST DISTRIBUTIONS   Each Class of Offered Certificates will be entitled on
                         each Distribution Date to interest accrued at its
                         Pass-Through Rate for such Distribution Date on the
                         outstanding Certificate Balance of such Class. The
                         fixed interest payments on the Class A-2PFL Regular
                         Interest and the Class A-MFL Regular Interest will be
                         converted under the related swap contracts to floating
                         rate interest payments to the Class A-2PFL Certificates
                         and the Class A-MFL Certificates, respectively, as
                         described in the preliminary prospectus supplement.
                         Interest will be distributed on each Distribution Date
                         in sequential order of Class designations with the
                         Class A-1, Class A-2C, Class A-3, Class A-PB, Class
                         A-4, Class A-1A, Class X-C and Class X-P Certificates
                         and the Class A-2PFL Regular Interest ranking pari
                         passu in entitlement to interest and the Class A-MFX
                         Certificates and the Class A-MFL Regular Interest
                         ranking pari passu in entitlement to interest.

                         The Offered Certificates (other than the Class A-2PFL
                         Certificates and the Class A-MFL Certificates), the
                         Class A-2PFL Regular Interest and the Class A-MFL
                         Regular Interest will accrue interest on the basis of a
                         360-day year consisting of twelve 30-day months. The
                         Class A-2PFL Certificates and the Class A-MFL
                         Certificates will accrue interest on the basis of a
                         360-day year and the actual number of days in the
                         related interest accrual period, provided that if the
                         pass-through rate converts to a fixed rate, the Class
                         A-2PFL Certificates and the Class A-MFL Certificates
                         will accrue interest on the same basis as the Class
                         A-2PFL Regular Interest and the Class A-MFL Regular
                         Interest, respectively.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                         The interest accrual period with respect to any
                         Distribution Date and any Class of Offered Certificates
                         (other than the Class A-2PFL Certificates and the Class
                         A-MFL Certificates), the Class A-2PFL Regular Interest
                         and the Class A-MFL Regular Interest is the calendar
                         month preceding the month in which the Distribution
                         Date occurs. The interest accrual period with respect
                         to the Class A-2PFL Certificates and the Class A-MFL
                         Certificates is the period from and including the
                         Distribution Date in the month preceding the month in
                         which the related Distribution Date occurs (or, in the
                         case of the first Distribution Date, the Closing Date)
                         to but excluding the related Distribution Date,
                         provided that if the Pass-Through Rate converts to a
                         fixed rate, the Class A-2PFL Certificates and the Class
                         A-MFL Certificates will have an interest accrual period
                         calculated on the same basis as the Class A-2PFL
                         Regular Interest and the Class A-MFL Regular Interest,
                         respectively.

PRINCIPAL DISTRIBUTIONS  Principal will be distributed on each Distribution Date in accordance with the priorities set forth in
                         "DESCRIPTION OF THE CERTIFICATES--Distributions" in the
                         preliminary prospectus supplement. Generally, the Class
                         A-1, Class A-2C, Class A-3, Class A-PB and Class A-4
                         Certificates and the Class A-2PFL Regular Interest will
                         only be entitled to receive distributions of principal
                         collected or advanced in respect of Mortgage Loans in
                         Loan Group 1 until the Certificate Balance of the Class
                         A-1A Certificates has been reduced to zero, and the
                         Class A-1A Certificates will only be entitled to
                         receive distributions of principal collected or
                         advanced in respect of Mortgage Loans in Loan Group 2
                         until the Certificate Balance of the Class A-4
                         Certificates has been reduced to zero. If, due to
                         losses, the Certificate Balances of the Class A-MFL
                         Regular Interest and the Class A-MFX through Class P
                         Certificates are reduced to zero, but any two or more
                         of the Class A-1, Class A-2C, Class A-3, Class A-PB,
                         Class A-4 and Class A-1A Certificates and the Class
                         A-2PFL Regular Interest remain outstanding, payments of
                         principal (other than distributions of principal
                         otherwise allocable to reduce the Certificate Balance
                         of the Class A-PB Certificates to their planned
                         principal amount) to the Class A-1, Class A-2C, Class
                         A-3, Class A-PB, Class A-4 and Class A-1A Certificates
                         and the Class A-2PFL Regular Interest will be made on a
                         pro rata basis, and payments of principal to the Class
                         A-MFX Certificates and the Class A-MFL Regular Interest
                         will be made on a pro rata basis. Notwithstanding the
                         foregoing, with regard to any distributions of
                         principal collected in connection with a prepayment on
                         the Mortgage Loans occurring prior to the Distribution
                         Date in June 2010, any such principal payment
                         applicable to the Class A-2PFL Regular Interest shall
                         be paid first to the Class A-2C Certificates until the
                         Certificate Balance of the Class A-2C Certificates has
                         been reduced to zero. The Class X-C and Class X-P
                         Certificates will not be entitled to distributions of
                         principal.

LOSSES                   Realized Losses and Additional Trust Fund Expenses, if
                         any, will be allocated to the Class P, Class O, Class
                         N, Class M, Class L, Class K, Class J, Class H, Class
                         G, Class F, Class E, Class D, Class C, Class B and
                         Class A-J Certificates, in that order, and then, pro
                         rata, to the Class A-MFL Regular Interest (and
                         therefore to the Class A-MFL Certificates) and the
                         Class A-MFX Certificates, and then, pro rata, to the
                         Class A-1, Class A-2C, Class A-3, Class A-PB, Class A-4
                         and Class A-1A Certificates and the Class A-2PFL
                         Regular Interest (and therefore to the Class A-2PFL
                         Certificates).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE  actually collected on a Mortgage Loan during the
  CHARGES                related collection period in which the prepayment
                         occurred will be distributed to Certificateholders on
                         the related Distribution Date following the collection
                         period in which the prepayment occurred. Generally, the
                         Class A-1, Class A-2C, Class A-3, Class A-PB and Class
                         A-4 Certificates and the Class A-2PFL Regular Interest
                         will only be entitled to receive distributions of
                         Prepayment Premiums or Yield Maintenance Charges in
                         respect of Mortgage Loans in Loan Group 1 until the
                         Certificate Balance of the Class A-1A Certificates has
                         been reduced to zero, and the Class A-1A Certificates
                         will only be entitled to receive distributions of
                         Prepayment Premiums or Yield Maintenance Charges in
                         respect of Mortgage Loans in Loan Group 2 until the
                         Certificate Balance of the Class A-4 Certificates has
                         been reduced to zero. On each Distribution Date, the
                         holders of each Class of Offered Certificates (other
                         than the Class A-2PFL Certificates and the Class A-MFL
                         Certificates), the Class A-2PFL Regular Interest, the
                         Class A-MFL Regular Interest and the Class E, Class F,
                         Class G and Class H Certificates then entitled to
                         principal distributions will be entitled to a portion
                         of Prepayment Premiums or Yield Maintenance Charges
                         equal to the product of (a) the amount of such
                         Prepayment Premiums or Yield Maintenance Charges,
                         multiplied by (b) a fraction, the numerator of which is
                         equal to the excess, if any, of the Pass-Through Rate
                         of such Class of Certificates over the relevant
                         Discount Rate, and the denominator of which is equal to
                         the excess, if any, of the Mortgage Rate of the prepaid
                         Mortgage Loan over the relevant Discount Rate,
                         multiplied by (c) a fraction, the numerator of which is
                         equal to the amount of principal distributable on such
                         Class of Certificates on such Distribution Date, and
                         the denominator of which is the Principal Distribution
                         Amount for such Distribution Date. So long as the Class
                         A-2PFL pass-through rate has not been converted to a
                         fixed interest rate, any Prepayment Premiums or Yield
                         Maintenance Charges payable to the Class A-2PFL Regular
                         Interest will be paid to the Class A-2PFL Swap
                         Counterparty. If the Class A-2PFL pass-through rate has
                         been converted to the fixed interest rate, the holders
                         of the Class A-2PFL Certificates will be entitled to
                         any Prepayment Premiums or Yield Maintenance Charges
                         payable to the Class A-2PFL Regular Interest.
                         Similarly, so long as the Class A-MFL pass-through rate
                         has not been converted to the fixed interest rate, any
                         Prepayment Premiums or Yield Maintenance Charges
                         payable to the Class A-MFL Regular Interest will be
                         paid to the Class A-MFL Swap Counterparty. If the Class
                         A-MFL pass-through rate has been converted to the fixed
                         interest rate, the holders of the Class A-MFL
                         Certificates will be entitled to any Prepayment
                         Premiums or Yield Maintenance Charges payable to the
                         Class A-MFL Regular Interest.

                         The portion, if any, of the Prepayment Premiums or
                         Yield Maintenance Charges remaining after any payments
                         described above will be distributed as follows: (a) on
                         or before the Distribution Date in October 2012, 60% to
                         the holders of the Class X-P Certificates and 40% to
                         the holders of the Class X-C Certificates and (b)
                         thereafter, 100% to the holders of the Class X-C
                         Certificates.

NON-SERVICED LOANS       The NGP Rubicon GSA Pool Loan and the 1000 & 1100
                         Wilson Loan will be serviced pursuant to the pooling
                         and servicing agreement entered into in connection with
                         the issuance of the Wachovia Bank Commercial Mortgage
                         Trust, Commercial Mortgage Pass-Through Certificates,
                         Series 2005-C20. See "SERVICING OF THE MORTGAGE
                         LOANS--Servicing of the NGP Rubicon GSA Pool Loan and
                         the 1000 & 1100 Wilson Loan" in the preliminary
                         prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ADVANCES                 The Master Servicer, and if the Master Servicer fails
                         to do so, the Trustee, will be obligated to make P&I
                         Advances and Servicing Advances, including delinquent
                         property taxes and insurance, on the Mortgage Loans
                         (other than with respect to the 1000 & 1100 Wilson
                         Loan), but only to the extent that such Advances are
                         not deemed non-recoverable and, in the case of P&I
                         Advances, subject to any Appraisal Reductions that may
                         occur. With respect to the 1000 & 1100 Wilson Loan, P&I
                         Advances and Servicing Advances will generally be made
                         by the 2005-C20 Master Servicer. If the 2005-C20 Master
                         Servicer fails to make any P&I Advances that it is
                         otherwise required to make, the Master Servicer, under
                         the Pooling and Servicing Agreement, will be required
                         to make such P&I Advance.

APPRAISAL REDUCTIONS     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a
                         Required Appraisal Loan (plus other amounts overdue or
                         advanced in connection with such loan) exceeds 90% of
                         the appraised value of the related Mortgaged Property
                         plus all escrows and reserves (including letters of
                         credit) held with respect to the Mortgage Loan. As a
                         result of calculating an Appraisal Reduction Amount for
                         a given Mortgage Loan, the P&I Advance for such loan
                         will be reduced, which will have the effect of reducing
                         the amount of interest available for distribution to
                         the Subordinate Certificates in reverse order of
                         priority of the Classes. An Appraisal Reduction will be
                         reduced to zero as of the date the related Mortgage
                         Loan has been brought current for at least three
                         consecutive months, paid in full, liquidated,
                         repurchased or otherwise disposed.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate
                         the Trust Fund in whole, but not in part, and purchase
                         the remaining assets of the Trust Fund on or after the
                         Distribution Date on which the Stated Principal Balance
                         of the Mortgage Loans then outstanding is less than 1%
                         of the Cut-Off Date Pool Balance. Such purchase price
                         will generally be at a price equal to the unpaid
                         aggregate principal balance of the Mortgage Loans (or
                         fair market value in the case of REO Properties), plus
                         accrued and unpaid interest and certain other
                         additional trust fund expenses.

                         The Trust Fund may also be terminated under certain
                         circumstances when the Offered Certificates have been
                         paid in full and the remaining outstanding Certificates
                         (other than the Class Z Certificates, Class R-I
                         Certificates and Class R-II Certificates) are held by a
                         single Certificateholder.

CONTROLLING CLASS        The Class of Sequential Pay Certificates (a) which
                         bears the latest alphabetical Class designation and (b)
                         the Certificate Balance of which is greater than 25% of
                         its original Certificate Balance; provided, however,
                         that if no Class of Sequential Pay Certificates
                         satisfies clause (b) above, the Controlling Class shall
                         be the outstanding Class of Sequential Pay Certificates
                         bearing the latest alphabetical Class designation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS        With respect to the Mortgage Loans, the representative
  REPRESENTATIVE         appointed by the holder of the majority of the Class
                         Principal Balance of the Controlling Class. In
                         addition, the holders of the Companion Loans may have
                         the ability to exercise some or all of the rights of
                         the Controlling Class and the Controlling Class
                         Representative. See "SERVICING OF THE MORTGAGE
                         LOANS--The Controlling Class Representative" and
                         "--Servicing of the NGP Rubicon GSA Pool Loan and the
                         1000 & 1100 Wilson Loan" in the preliminary prospectus
                         supplement for more information.

ERISA                    The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA                    The Offered Certificates are not expected to be
                         "mortgage-related securities" for the purposes of
                         SMMEA.

TAX                      The Offered Certificates (except for the Class A-2PFL
                         Certificates and the Class A-MFL Certificates), the
                         Class A-2PFL Regular Interest and the Class A-MFL
                         Regular Interest will be treated as regular interests
                         in a REMIC, and with respect to the Class A-2PFL
                         Certificates and the Class A-MFL Certificates, as
                         undivided interests in the related grantor trust which
                         owns all the beneficial interest in the related swap
                         contract and the applicable REMIC regular interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     WACHOVIA CAPITAL MARKETS, LLC       NOMURA SECURITIES INTERNATIONAL, INC.

     William Cohane                      Phillip Evanski
     (704) 374-6161 (Phone)              (212) 667-2485 (Phone)
     (704) 715-0066 (Fax)                (646) 587-8986 (Fax)

     Scott Fuller                        Matt Borstein
     (704) 715-8440 (Phone)              (212) 667-2485 (Phone)
     (704) 715-1214 (Fax)                (646) 587-8944 (Fax)

     Bill White                          Joseph Allen
     (704) 715-8440 (Phone)              (212) 667-2485 (Phone)
     (704) 715-1214 (Fax)                (646) 587-1000 (Fax)

     Chris Campbell
     (704) 715-8440 (Phone)
     (704) 715-1214 (Fax)

     CITIGROUP GLOBAL MARKETS INC.       CREDIT SUISSE FIRST BOSTON LLC

     Paul Vanderslice                    Barry Polen
     (212) 723-6156(Phone)               (212) 325-3295 (Phone)
     (212) 723-8599 (Fax)                (212) 325-8104 (Fax)

     Angela Vleck                        Chris Anderson
     (212) 816-8087 (Phone)              (212) 325-3295 (Phone)
     (212) 816-8307 (Fax)                (212) 743-4790 (Fax)

     John Caputo                         Andrew Winer
     (212) 723-6156 (Phone)              (212) 325-3295 (Phone)
     (212) 723-8599 (Fax)                (212) 743-4521 (Fax)

                                         Reese Mason
                                         (212) 538-8661 (Phone)
                                         (212) 743-5227 (Fax)

     DEUTSCHE BANK SECURITIES INC.       GOLDMAN, SACHS & CO.

     Scott Waynebern                     Scott Wisenbaker
     (212) 250-5149 (Phone)              (212) 902-2858 (Phone)
     (212) 797-5630 (Fax)                (212) 902-1691 (Fax)

     Heath Forusz                        Mitch Resnick
     (212) 250-5149 (Phone)              +44-20-7774-3068 (Phone)
     (212) 797-5630 (Fax)                +44-20-7552-0990 (Fax)

                                         Omar Chaudhary
                                         +81-3-6437-7198 (Phone)
                                         +81-3-6437-1200 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                                     APPROX.
              EXPECTED RATINGS                         % OF                                                    ASSUMED
           -----------------------                 CUT-OFF DATE    APPROX.      WEIGHTED                        FINAL
                                    CERTIFICATE        POOL        CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS       S&P   MOODY'S   FITCH    BALANCE(1)      BALANCE       SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)     RATE TYPE
====================================================================================================================================

 A-1        AAA     Aaa      AAA    $ 69,560,000      2.124%       30.000%        2.70        11/05 - 06/10    06/15/10        Fixed
------------------------------------------------------------------------------------------------------------------------------------
 A-2PFL(3)  AAA     Aaa      AAA    $428,194,000     13.072%       30.000%        4.76        06/10 - 09/10    09/15/10     Floating
------------------------------------------------------------------------------------------------------------------------------------
 A-2C       AAA     Aaa      AAA    $178,951,000      5.463%       30.000%        4.95        09/10 - 10/10    10/15/10        Fixed
------------------------------------------------------------------------------------------------------------------------------------
 A-3        AAA     Aaa      AAA    $184,152,000      5.622%       30.000%        6.82        08/12 - 09/12    09/15/12        Fixed
------------------------------------------------------------------------------------------------------------------------------------
 A-PB       AAA     Aaa      AAA    $148,510,000      4.534%       30.000%        7.46        10/10 - 06/15    06/15/15        Fixed
------------------------------------------------------------------------------------------------------------------------------------
 A-4        AAA     Aaa      AAA    $892,268,000     27.240%       30.000%        9.76        06/15 - 08/15    08/15/15    Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
 A-1A       AAA     Aaa      AAA    $391,296,000     11.946%       30.000%        8.78        11/05 - 09/15    09/15/15    Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
 A-MFL(5)   AAA     Aaa      AAA    $100,000,000      3.053%       20.000%        9.88        09/15 - 09/15    09/15/15     Floating
------------------------------------------------------------------------------------------------------------------------------------
 A-MFX      AAA     Aaa      AAA    $227,562,000      6.947%       20.000%        9.88        09/15 - 09/15    09/15/15    Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
 A-J        AAA     Aaa      AAA    $217,009,000      6.625%       13.375%        9.95        09/15 - 10/15    10/15/15    Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
 B           AA     Aa2       AA    $ 65,513,000      2.000%       11.375%        9.97        10/15 - 10/15    10/15/15      WAC (6)
------------------------------------------------------------------------------------------------------------------------------------
 C          AA-     Aa3      AA-    $ 32,756,000      1.000%       10.375%        9.97        10/15 - 10/15    10/15/15      WAC (7)
------------------------------------------------------------------------------------------------------------------------------------
 D           A       A2       A     $ 61,418,000      1.875%        8.500%        9.97        10/15 - 10/15    10/15/15      WAC (8)
                                    ------------     ------        ------         ----        ---------------  --------    ---------
------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                                        APPROX.
             EXPECTED RATINGS                             % OF                                               ASSUMED
         ------------------------                     CUT-OFF DATE   APPROX.      WEIGHTED                    FINAL
                                       CERTIFICATE        POOL        CREDIT       AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS      S&P   MOODY'S   FITCH        BALANCE(1)      BALANCE      SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
====================================================================================================================================

 E(9)      A-       A3       A-    $   36,850,000       1.125%        7.375%         (9)          (9)           (9)        WAC(8)
------------------------------------------------------------------------------------------------------------------------------------
 F(9)     BBB+     Baa1     BBB+   $   40,945,000       1.250%        6.125%         (9)          (9)           (9)        WAC(8)
------------------------------------------------------------------------------------------------------------------------------------
 G(9)      BBB     Baa2     BBB    $   32,757,000       1.000%        5.125%         (9)          (9)           (9)        WAC(8)
------------------------------------------------------------------------------------------------------------------------------------
 H(9)     BBB-     Baa3     BBB-   $   40,945,000       1.250%        3.875%         (9)          (9)           (9)        WAC(8)
------------------------------------------------------------------------------------------------------------------------------------
 J(9)      BB+     Ba1      BB+    $   16,378,000       0.500%        3.375%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 K(9)      BB      Ba2       BB    $   16,378,000       0.500%        2.875%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 L(9)      BB-      NR      BB-    $   16,378,000       0.500%        2.375%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 M(9)      B+       NR       NR    $    8,189,000       0.250%        2.125%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 N(9)       B       NR       NR    $   12,284,000       0.375%        1.750%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 O(9)      B-       NR       NR    $    8,189,000       0.250%        1.500%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 P(9)      NR       NR       NR    $   49,134,482       1.500%        0.000%         (9)          (9)           (9)      Fixed(4)
------------------------------------------------------------------------------------------------------------------------------------
 X-P(9)    AAA     Aaa      AAA    $3,143,967,000(10)     N/A          N/A           N/A          N/A           (9)      Variable
------------------------------------------------------------------------------------------------------------------------------------
 X-C(9)    AAA     Aaa      AAA    $3,275,616,482(10)     N/A          N/A           N/A          N/A           (9)      Variable
                                   -----------------     -----        -----          ---          ---           ---     ----------
------------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the preliminary prospectus supplement.

(3)  The certificate balance of the Class A-2PFL Certificates will be equal to the certificate balance of the Class A-2PFL Regular Interest. The pass-through rate applicable to the Class A-2PFL Certificates on each distribution date will be a per annum rate equal to LIBOR plus %. In addition, under certain circumstances described in the preliminary prospectus supplement, the pass-through rate applicable to the Class A-2PFL
     Certificates may convert to a fixed rate equal to % per annum. The initial
     LIBOR rate will be determined on October 27, 2005, and subsequent LIBOR rates will be determined two LIBOR business days before the start of the related interest accrual period. See "DESCRIPTION OF THE SWAP
     CONTRACTS--The Swap Contracts" and "DESCRIPTION OF THE
     CERTIFICATES--Distributions" in the preliminary prospectus supplement. The ratings assigned to the Class A-2PFL Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum. See "RATINGS" in the preliminary prospectus supplement.

(4)  The pass-through rates applicable to the Class A-4, Class A-1A, Class
     A-MFX, Class A-J, Class J, Class K, Class L, Class M, Class N, Class O and
     Class P Certificates for any distribution date will be subject to a maximum rate equal to the applicable weighted average net mortgage rate.

(5)  The certificate balance of the Class A-MFL Certificates will be equal to the certificate balance of the Class A-MFL Regular Interest. The pass-through rate applicable to the Class A-MFL Certificates on each distribution date will be a per annum rate equal to LIBOR plus %; provided that interest payments on the Class A-MFL Certificates will be reduced on each distribution date by an amount corresponding to the excess, if any, of
     (i) interest payments calculated on the principal balance of the Class
     A-MFL Certificates at % per annum over (ii) interest payments calculated at a per annum rate equal to the applicable weighted average net mortgage rate for the distribution date. In addition, under certain circumstances described in the preliminary prospectus supplement, the pass-through rate applicable to the Class A-MFL Certificates may convert to a fixed rate equal to % per annum, subject to a maximum pass-through rate equal to the weighted average net mortgage rate for the related date. The initial LIBOR rate will be determined on October 27, 2005, and subsequent LIBOR rates will be determined two LIBOR business days before the start of the related interest accrual period. See "DESCRIPTION OF THE SWAP CONTRACTS--The Swap
     Contracts" and "DESCRIPTION OF THE CERTIFICATES--Distributions" in the
     preliminary prospectus supplement. The ratings assigned to the Class A-MFL
     Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum, subject to a maximum pass-through rate equal to the applicable weighted average net mortgage rate for the related distribution date. See "RATINGS" in the preliminary prospectus supplement.

(6)  The pass-through rate applicable to the Class B Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) less % for such date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

(7)  The pass-through rate applicable to the Class C Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) less % for such date.

(8)  The pass-through rate applicable to the Class D, Class E, Class F, Class G and Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement).

(9)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(10) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                       STRUCTURAL OVERVIEW

                                               Note: Classes are not drawn to scale
----------------------------------------------------------------------------------------------------------------------------------
                                                        ADMINISTRATIVE FEE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                               X-C

                                                X-P

                          Class A1-A
                          Aaa/AAA/AAA

Class A-1  Class A-2PFL  Class A-2C   Class A-3   Class A-PB   Class A-4   Class A-MFL   Class A-MFX  Class A-J  Class B  Class C

  AAA/        AAA/          AAA/        AAA/        AAA/          AAA/         AAA/          AAA/        AAA/      AA/    AA-/Aa3/
Aaa/AAA     Aaa/AAA       Aaa/AAA     Aaa/AAA     Aaa/AAA       Aaa/AAA      Aaa/AAA       Aaa/AAA     Aaa/AAA   Aa2/AA     AA-
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                               X-C

                                                                                                                             INITIAL
                                                                                                                               WAC

Class D     Class E   Class F    Class G   Class H     Class J   Class K   Class L   Class M   Class N    Class O    Class P

A/A2/A     A-/A3/A-     BBB+/      BBB/     BBB-/        BB+/      BB/       BB-/    B+/NR/NR  B/NR/NR   B-/NR/NR    NR/NR/NR
                     Baa1/BBB+   Baa2/BBB  Baa3/BBB-   Ba1/BB+   Ba2/BB    NR/BB-
-----------------------------------------------------------------------------------------------------------------------------

[    ] X-P Certificates = Aaa/AAA/AAA

[    ] X-C Certificates = Aaa/AAA/AAA

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                              ALL
                                                                                            MORTGAGE
GENERAL CHARACTERISTICS                                                                      LOANS      LOAN GROUP 1   LOAN GROUP 2
====================================================================================================================================

Number of Mortgage Loans ............................................................            233              167            66
Number of Crossed Loan Pools ........................................................             11                7             4
Number of Mortgaged Properties ......................................................            329              261            68
Aggregate Balance of all Mortgage Loans ............................................. $3,275,616,483   $2,884,319,234  $391,297,249

Number of Mortgage Loans with Balloon Payments(1) ...................................            185              121            64
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ........................ $2,127,782,007   $1,770,834,758  $356,947,249

Number of Mortgage Loans with Anticipated Repayment Date(2) .........................              7                7             0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ..............    $68,578,818      $68,578,818            $0

Number of Fully Amortizing Mortgage Loans ...........................................              7                6             1
Aggregate Balance of Fully Amortizing Mortgage Loans ................................    $35,080,158      $30,280,158    $4,800,000

Number of Non-amortizing Mortgage Loans(3) ..........................................             34               33             1
Aggregate Balance of Non-amortizing Mortgage Loans(3) ............................... $1,044,175,500   $1,014,625,500   $29,550,000

Average Balance of Mortgage Loans ...................................................    $14,058,440      $17,271,373    $5,928,746
Minimum Balance of Mortgage Loans ...................................................       $558,797       $1,100,000      $558,797
Maximum Balance of Mortgage Loans ...................................................   $200,000,000     $200,000,000   $36,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted
  Mortgage Loans ....................................................................   $112,000,000     $112,000,000   $63,516,000

Weighted Average LTV ratio(4) .......................................................          71.9%            71.5%         74.9%
Minimum LTV ratio ...................................................................          13.4%            13.4%         42.5%
Maximum LTV ratio ...................................................................          81.3%            81.3%         80.3%

Weighted Average DSCR(5) ............................................................          1.52x            1.54x         1.33x
Minimum DSCR ........................................................................          1.08x            1.08x         1.16x
Maximum DSCR ........................................................................          4.28x            4.28x         1.87x

Weighted Average LTV at Maturity or Anticipated Repayment Date ......................          65.4%            65.3%         65.4%
Weighted Average Mortgage Loan interest rate ........................................         5.218%           5.217%        5.222%
Minimum Mortgage Loan interest rate .................................................         4.755%           4.755%        4.950%
Maximum Mortgage Loan interest rate .................................................         6.090%           6.090%        5.750%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ..            105              104           113
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...........             56               56            83
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...........            300              300           180
Weighted Average Occupancy Rate(6) ..................................................          92.6%            92.8%         91.5%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(2)  Does not include Mortgage Loans that are interest-only for their entire term.

(3)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(4)  With respect to certain Mortgage Loans, "as stabilized" appraisal values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraisal values.

(5)  For purposes of determining the DSC ratios for 7 Mortgage Loans (loan numbers 12, 47, 66, 118, 137, 165 and 173), representing 3.0% of the
     Cut-Off Date Pool Balance (4 Mortgage Loans in Loan Group 1 or 2.7% of the
     Cut-Off Date Group 1 Balance, and 3 Mortgage Loans in Loan Group 2 or 5.4%
     of the Cut-Off Date Group 2 Balance), the DSC ratios were calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(6)  Does not include 14 Mortgage Loans secured by hospitality properties, representing 6.9% of the Cut-Off Date Pool Balance (7.8% of the Cut-Off
     Date Group 1 Balance).

*    Two (2) Mortgage Loans (loan numbers 2 and 3), representing 11.5% of the
     Cut-Off Date Pool Balance (13.1% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                       Office                      45.2%
                       Multifamily                 17.2%
                       Retail                      15.7%
                       Self Storage                 8.3%
                       Hospitality                  6.9%
                       Mobile Home Park             3.2%
                       Industrial                   2.6%
                       Mixed Use                    0.8%
                       Land                         0.0%

PROPERTY TYPE

                                                                           % OF
                          NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE
                          MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1
     PROPERTY TYPE       PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE
------------------------------------------------------------------------------------

 Office                       52      $1,482,013,794        45.2%          51.4%
------------------------------------------------------------------------------------
 Multifamily                  78         562,387,034        17.2            6.7
------------------------------------------------------------------------------------
 Retail                       73         515,336,614        15.7           17.9
------------------------------------------------------------------------------------
  Retail - Anchored           45         402,649,278        12.3           14.0
------------------------------------------------------------------------------------
  Retail - Unanchored         22          74,665,919         2.3            2.6
------------------------------------------------------------------------------------
  Retail - Shadow
  Anchored(4)                  6          38,021,418         1.2            1.3
------------------------------------------------------------------------------------
 Self Storage                 80         272,943,784         8.3            9.5
------------------------------------------------------------------------------------
 Hospitality                  16         225,431,680         6.9            7.8
------------------------------------------------------------------------------------
 Mobile Home Park             17         104,977,249         3.2            2.9
------------------------------------------------------------------------------------
 Industrial                    7          85,956,000         2.6            3.0
------------------------------------------------------------------------------------
 Mixed Use                     5          25,072,067         0.8            0.9
------------------------------------------------------------------------------------
 Land(5)                       1           1,498,260         0.0            0.1
------------------------------------------------------------------------------------
                             329      $3,275,616,483       100.0%         100.0%
------------------------------------------------------------------------------------

                             % OF                                 WEIGHTED                     WEIGHTED
                         CUT-OFF DATE   WEIGHTED                   AVERAGE        MIN/MAX      AVERAGE
                            GROUP 2      AVERAGE     MIN/MAX    CUT-OFF DATE   CUT-OFF DATE    MORTGAGE
     PROPERTY TYPE          BALANCE      DSCR(2)      DSCR      LTV RATIO(3)     LTV RATIO       RATE
--------------------------------------------------------------------------------------------------------

 Office                      0.0%         1.45x    1.20x/4.28x      74.0%      13.4%/80.0%      5.225%
--------------------------------------------------------------------------------------------------------
 Multifamily                94.4          1.39x    1.16x/2.65x      74.0%      42.5%/80.3%      5.186%
--------------------------------------------------------------------------------------------------------
 Retail                      0.0          1.45x    1.20x/2.50x      72.1%      44.2%/80.8%      5.216%
--------------------------------------------------------------------------------------------------------
  Retail - Anchored          0.0          1.44x    1.21x/2.50x      72.4%      44.2%/80.8%      5.189%
--------------------------------------------------------------------------------------------------------
  Retail - Unanchored        0.0          1.49x    1.20x/2.17x      70.5%      54.4%/80.0%      5.303%
--------------------------------------------------------------------------------------------------------
  Retail - Shadow
  Anchored(4)                0.0          1.49x    1.20x/1.79x      71.8%      68.7%/77.8%      5.335%
--------------------------------------------------------------------------------------------------------
 Self Storage                0.0          2.39x    1.20x/3.76x      56.7%      34.7%/81.3%      4.991%
--------------------------------------------------------------------------------------------------------
 Hospitality                 0.0          1.62x    1.35x/2.18x      65.4%      40.9%/76.4%      5.379%
--------------------------------------------------------------------------------------------------------
 Mobile Home Park            5.6          1.32x    1.08x/2.54x      77.5%      38.1%/80.1%      5.432%
--------------------------------------------------------------------------------------------------------
 Industrial                  0.0          1.31x    1.27x/1.35x      78.7%      74.7%/80.0%      5.361%
--------------------------------------------------------------------------------------------------------
 Mixed Use                   0.0          1.34x    1.28x/1.44x      73.2%      62.4%/74.7%      5.168%
--------------------------------------------------------------------------------------------------------
 Land(5)                     0.0          1.20x    1.20x/1.20x      74.9%      74.9%/74.9%      5.190%
--------------------------------------------------------------------------------------------------------
                           100.0%         1.52X    1.08X/4.28X      71.9%      13.4%/81.3%      5.218%
--------------------------------------------------------------------------------------------------------

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)  For purposes of determining the DSC ratios for 7 Mortgage Loans (loan numbers 12, 47, 66, 118, 137, 165 and 173), representing 3.0% of the
     Cut-Off Date Pool Balance (4 Mortgage Loans in Loan Group 1 or 2.7% of the
     Cut-Off Date Group 1 Balance, and 3 Mortgage Loans in Loan Group 2 or 5.4%
     of the Cut-Off Date Group 2 Balance), the DSC ratios were calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(3)  With respect to certain Mortgage Loans, "as stabilized" appraisal values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraisal values.

(4)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(5)  Specifically, the fee interest in land which the ground tenant has improved and leased as a bank. The bank is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the related borrower.

*    Two (2) Mortgage Loans (loan numbers 2 and 3), representing 11.5% of the
     Cut-Off Date Pool Balance (13.1% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                              NY               11.0%
                              VA                8.2%
                              TX               10.8%
                              CA               19.5%
                                SOUTHERN       14.8%
                                NORTHERN        4.7%

                OTHER STATES: 50.4% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION

                                                                  % OF           % OF                    WEIGHTED      WEIGHTED
                  NUMBER OF      AGGREGATE         % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED    CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE    MORTGAGE
     STATE       PROPERTIES     BALANCE(1)     POOL BALANCE      BALANCE        BALANCE      DSCR(2)   LTV RATIO(3)      RATE
---------------------------------------------------------------------------------------------------------------------------------

 CA                   88      $  639,023,765       19.5%          19.0%          23.0%        1.46x        72.6%         5.215%
---------------------------------------------------------------------------------------------------------------------------------
  Southern(4)         75         485,914,051       14.8           13.9           21.9         1.43x        73.3%         5.170%
---------------------------------------------------------------------------------------------------------------------------------
  Northern(4)         13         153,109,714        4.7            5.2            1.2         1.56x        70.2%         5.358%
---------------------------------------------------------------------------------------------------------------------------------
 NY                    8         361,731,243       11.0           12.5            0.0         1.39x        71.9%         5.304%
---------------------------------------------------------------------------------------------------------------------------------
 TX                   25         355,024,720       10.8           10.1           15.9         1.60x        72.3%         5.235%
---------------------------------------------------------------------------------------------------------------------------------
 VA                   14         270,017,614        8.2            9.4            0.0         1.53x        72.7%         5.084%
---------------------------------------------------------------------------------------------------------------------------------
 Other               194       1,649,819,140       50.4           48.9           61.1         1.55x        71.4%         5.218%
---------------------------------------------------------------------------------------------------------------------------------
                     329      $3,275,616,483      100.0%         100.0%         100.0%        1.52X        71.9%         5.218%
---------------------------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 38 STATES, THE DISTRICT OF COLUMBIA
     AND THE COMMONWEALTH OF PUERTO RICO.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)  For purposes of determining the DSC ratios for 7 Mortgage Loans (loan numbers 12, 47, 66, 118, 137, 165 and 173), representing 3.0% of the
     Cut-Off Date Pool Balance (4 Mortgage Loans in Loan Group 1 or 2.7% of the
     Cut-Off Date Group 1 Balance, and 3 Mortgage Loans in Loan Group 2 or 5.4%
     of the Cut-Off Date Group 2 Balance), the DSC ratios were calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(3)  With respect to certain Mortgage Loans, "as stabilized" appraisal values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraisal values.

(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were in included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*    Two (2) Mortgage Loans (loan numbers 2 and 3), representing 11.5% of the
     Cut-Off Date Pool Balance (13.1% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21

--------------------------------------------------------------------------------
            MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE(1)
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

------------------------------------------------------------------------------------------
                                NUMBER OF      AGGREGATE
           RANGE OF              MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
   CUT-OFF DATE BALANCES ($)      LOANS         BALANCE        POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------------

  < = 2,000,000 ..............      37      $   54,605,102      1.7%      1.0%       6.5%
  2,000,001 - 3,000,000 ......      33          84,895,730      2.6       1.8        8.5
  3,000,001 - 4,000,000 ......      28          95,332,164      2.9       2.6        5.3
  4,000,001 - 5,000,000 ......      31         139,077,388      4.2       3.1       12.9
  5,000,001 - 6,000,000 ......       6          31,810,628      1.0       0.9        1.5
  6,000,001 - 7,000,000 ......      10          65,443,614      2.0       1.6        5.2
  7,000,001 - 8,000,000 ......       8          60,742,573      1.9       1.8        2.0
  8,000,001 - 9,000,000 ......      10          86,083,120      2.6       2.7        2.1
  9,000,001 - 10,000,000 .....       9          85,817,873      2.6       2.7        2.3
  10,000,001 - 15,000,000 ....      20         256,200,495      7.8       6.6       16.8
  15,000,001 - 20,000,000 ....       7         118,987,294      3.6       3.6        3.9
  20,000,001 - 25,000,000 ....       4          94,750,000      2.9       3.3        0.0
  25,000,001 - 30,000,000 ....       3          82,050,000      2.5       1.8        7.6
  30,000,001 - 35,000,000 ....       4         129,080,000      3.9       2.3       16.4
  35,000,001 - 40,000,000 ....       4         151,840,000      4.6       4.0        9.2
  40,000,001 - 45,000,000 ....       2          85,687,500      2.6       3.0        0.0
  45,000,001 - 50,000,000 ....       1          48,000,000      1.5       1.7        0.0
  50,000,001 - 55,000,000 ....       2         103,100,000      3.1       3.6        0.0
  55,000,001 - 60,000,000 ....       1          60,000,000      1.8       2.1        0.0
  60,000,001 - 65,000,000 ....       2         123,000,000      3.8       4.3        0.0
  65,000,001 - 70,000,000 ....       3         204,188,000      6.2       7.1        0.0
  70,000,001 - 75,000,000 ....       1          75,000,000      2.3       2.6        0.0
  80,000,001 > ...............       7       1,039,925,000     31.7      36.1        0.0
------------------------------------------------------------------------------------------
                                   233      $3,275,616,483    100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------
  MIN: $558,797             MAX: $200,000,000                 AVERAGE: $14,058,440
------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(2)

---------------------------------------------------------------------------------------
                          NUMBER OF      AGGREGATE
        RANGE OF           MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  UNDERWRITTEN DSCRS(X)     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  1.08 - 1.09 ..........       1          $9,896,000       0.3%      0.3%       0.0%
  1.10 - 1.14 ..........       1           4,960,000       0.2       0.2        0.0
  1.15 - 1.19 ..........      10          26,703,516       0.8       0.0        6.8
  1.20 - 1.24 ..........      60         547,794,940      16.7      15.0       29.5
  1.25 - 1.29 ..........      38         502,612,932      15.3      15.5       14.1
  1.30 - 1.34 ..........      25         339,236,587      10.4       9.5       16.8
  1.35 - 1.39 ..........      12         156,534,426       4.8       5.0        3.0
  1.40 - 1.44 ..........       7         350,098,000      10.7      10.3       13.9
  1.45 - 1.49 ..........      12         450,574,880      13.8      15.4        2.0
  1.50 - 1.54 ..........       7         105,908,357       3.2       3.6        0.7
  1.55 - 1.59 ..........       6          67,143,605       2.0       2.0        2.6
  1.60 - 1.64 ..........       4          92,628,573       2.8       3.1        0.8
  1.65 - 1.69 ..........       5         119,784,732       3.7       3.1        7.6
  1.70 - 1.74 ..........       5          25,050,193       0.8       0.8        0.6
  1.75 - 1.79 ..........       2          19,900,927       0.6       0.7        0.0
  1.80 - 1.84 ..........       4         132,500,000       4.0       4.6        0.0
  1.85 - 1.89 ..........       4          29,559,415       0.9       0.8        1.5
  1.90 - 1.94 ..........       3           8,886,000       0.3       0.3        0.0
  1.95 - 1.99 ..........       6          40,376,780       1.2       1.4        0.0
  2.00 - 2.04 ..........       2           7,657,299       0.2       0.3        0.0
  2.05 - 2.09 ..........       3           9,683,568       0.3       0.3        0.0
  2.10 - 2.14 ..........       4           8,296,000       0.3       0.3        0.0
  2.15 - 2.19 ..........       2          39,588,000       1.2       1.4        0.0
  2.20 - 2.24 ..........       1          14,491,000       0.4       0.5        0.0
  2.25 - 2.29 ..........       1           1,100,000       0.0       0.0        0.0
  2.30 - 3.79 ..........       7         162,365,408       5.0       5.6        0.0
  3.80  > ..............       1           2,285,346       0.1       0.1        0.0
---------------------------------------------------------------------------------------
                             233      $3,275,616,483     100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 1.08X                     MAX: 4.28X                      WTD. AVERAGE: 1.52X
---------------------------------------------------------------------------------------

MORTGAGE RATE

------------------------------------------------------------------------------------------
                         NUMBER OF      AGGREGATE
        RANGE OF          MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
   MORTGAGE RATES(%)       LOANS         BALANCE         POOL     GROUP 1    GROUP 2
------------------------------------------------------------------------------------------

  4.755 - 5.249 .......      78      $1,538,321,489       47.0%     44.7%      63.8%
  5.250 - 5.499 .......     127       1,598,567,870       48.8      51.4       30.0
  5.500 - 5.749 .......      24         121,506,150        3.7       3.6        4.7
  5.750 - 5.999 .......       3          10,855,046        0.3       0.2        1.5
  6.000 - 6.090 .......       1           6,365,927        0.2       0.2        0.0
------------------------------------------------------------------------------------------
                            233      $3,275,616,483      100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------
  MIN: 4.755%                   MAX: 6.090%               WTD. AVERAGE: 5.218%
------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(3)

------------------------------------------------------------------------------------------
                              NUMBER OF      AGGREGATE
          RANGE OF             MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
 CUT-OFF DATE LTV RATIOS(%)     LOANS         BALANCE        POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------------

  13.44 - 15.00 ............       1          $2,285,346      0.1%      0.1%       0.0%
  30.01 - 35.00 ............       1          52,100,000      1.6       1.8        0.0
  35.01 - 40.00 ............       1           5,100,000      0.2       0.2        0.0
  40.01 - 50.00 ............      13         150,239,959      4.6       5.0        1.2
  50.01 - 55.00 ............       8          29,702,065      0.9       1.0        0.0
  55.01 - 60.00 ............      11          48,011,587      1.5       1.3        2.4
  60.01 - 65.00 ............      16         209,456,647      6.4       7.2        0.6
  65.01 - 70.00 ............      24         566,368,612     17.3      18.7        7.0
  70.01 - 75.00 ............      49         953,221,418     29.1      28.8       31.0
  75.01 - 80.00 ............     105       1,240,576,382     37.9      35.3       56.9
  80.01 - 81.29 ............       4          18,554,467      0.6       0.6        0.7
------------------------------------------------------------------------------------------
                                 233      $3,275,616,483    100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------
  MIN: 13.4%                  MAX: 81.3%                WTD. AVERAGE: 71.9%
------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(3)

------------------------------------------------------------------------------------------
        RANGE OF         NUMBER OF      AGGREGATE
  MATURITY DATE OR ARD    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
     LTV RATIOS(%)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------------

  0.00 - 5.00 .........       7      $   35,080,158      1.1%      1.0%       1.2%
  15.01 - 20.00 .......       1           2,989,046      0.1       0.1        0.0
  20.01 - 30.00 .......       5          31,434,938      1.0       1.1        0.0
  30.01 - 40.00 .......       8          82,748,548      2.5       2.9        0.0
  40.01 - 50.00 .......      14         149,811,394      4.6       4.8        3.1
  50.01 - 55.00 .......       8          65,909,678      2.0       2.3        0.0
  55.01 - 60.00 .......      26         195,000,398      6.0       5.4       10.1
  60.01 - 65.00 .......      40         395,486,068     12.1      10.9       20.9
  65.01 - 70.00 .......      92       1,180,183,255     36.0      35.0       43.8
  70.01 - 75.00 .......      28       1,049,523,000     32.0      33.5       21.0
  75.01 - 79.73 .......       4          87,450,000      2.7       3.0        0.0
------------------------------------------------------------------------------------------
                            233      $3,275,616,483    100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------
  MIN: 0.0%                       MAX: 79.7%                    WTD. AVERAGE: 65.4%
------------------------------------------------------------------------------------------

(1)  Two (2) Mortgage Loans (loan numbers 2 and 3), representing 11.5% of the
     Cut-Off Date Pool Balance (13.1% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

(2)  For purposes of determining the DSC ratios for 7 Mortgage Loans (loan numbers 12, 47, 66, 118, 137, 165 and 173), representing 3.0% of the
     Cut-Off Date Pool Balance (4 Mortgage Loans in Loan Group 1 or 2.7% of the
     Cut-off Date Group 1 Balance, and 3 Mortgage Loans in Loan Group 2 or 5.4%
     of the Cut-off Date Group 2 Balance), the DSC ratios were calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(3)  With respect to certain Mortgage Loans, "as stabilized" appraisal values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraisal values.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

---------------------------------------------------------------------------------------
         RANGE OF           NUMBER OF      AGGREGATE
     ORIGINAL TERM TO        MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE        POOL     GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  0 - 60 .................      14      $  609,264,038      18.6%     21.1%       0.0%
  61 - 84 ................      14         263,256,831       8.0       6.5       19.1
  109 - 120 ..............     199       2,370,300,802      72.4      71.4       79.7
  169 - 180 ..............       3          18,656,091       0.6       0.5        1.2
  229 - 240 ..............       2           5,138,721       0.2       0.2        0.0
  289 - 300 ..............       1           9,000,000       0.3       0.3        0.0
---------------------------------------------------------------------------------------
                               233      $3,275,616,483     100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 60                       MAX: 300                 WTD. AVERAGE: 107
---------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

---------------------------------------------------------------------------------------
        RANGE OF          NUMBER OF      AGGREGATE
  ORIGINAL AMORTIZATION    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
     TERMS (MONTHS)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  85 - 120 .............       1      $    2,285,346      0.1%      0.1%       0.0%
  145 - 180 ............       9          53,080,074      1.6       1.7        1.2
  229 - 264 ............       3          12,112,323      0.4       0.4        0.0
  265 - 300 ............      22         315,093,906      9.6      10.8        0.6
  349 - 360 ............     162       1,814,825,584     55.4      50.6       90.6
  Varies ...............       2          34,043,750      1.0       1.2        0.0
  Non-amortizing .......      34       1,044,175,500     31.9      35.2        7.6
---------------------------------------------------------------------------------------
                             233      $3,275,616,483    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 120                MAX: 360                 WTD. AVERAGE: 346*
---------------------------------------------------------------------------------------

*    Excludes the non-amortizing loans and loans that vary.

ORIGINAL PARTIAL IO TERMS

------------------------------------------------------------------------------------------
       RANGE OF PARTIAL         NUMBER OF      AGGREGATE
     INTEREST-ONLY PERIODS       MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
           (MONTHS)               LOANS         BALANCE        POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------------

  1 - 12 .....................     21      $  188,515,000       5.8%      6.1%       3.5%
  13 - 24 ....................     19         191,689,750       5.9       3.0       27.0
  25 - 36 ....................     17         432,340,000      13.2      13.4       11.8
  37 - 48 ....................      2          54,800,000       1.7       0.7        9.2
  49 - 60 ....................     29         541,425,000      16.5      18.8        0.0
  61 - 84 ....................      3         173,500,000       5.3       6.0        0.0
  Non-Amortizing .............     34       1,044,175,500      31.9      35.2        7.6
  Amortizing-No Partial
    Interest Only Period .....    108         649,171,233      19.8      17.0       40.8
------------------------------------------------------------------------------------------
                                  233      $3,275,616,483     100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------
  MIN: 6                        MAX: 84                   WTD. AVERAGE: 44*
------------------------------------------------------------------------------------------

*    Excludes non-amortizing loans and amortizing loans that do not benefit from a partial interest-only period.

SEASONING

---------------------------------------------------------------------------------------
                      NUMBER OF      AGGREGATE
                       MORTGAGE     CUT-OFF DATE       % OF        % OF        % OF
 SEASONING (MONTHS)     LOANS         BALANCE          POOL      GROUP 1     GROUP 2
---------------------------------------------------------------------------------------

  0 - 12 ...........    233       $3,275,616,483       100.0%      100.0%      100.0%
---------------------------------------------------------------------------------------
                        233       $3,275,616,483       100.0%      100.0%      100.0%
----------------------------------------------------------------------------------------
  MIN: 0                          MAX: 6                    WTD. AVERAGE: 2
---------------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

---------------------------------------------------------------------------------------
         RANGE OF           NUMBER OF      AGGREGATE
    REMAINING TERMS TO       MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE        POOL     GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  0 - 60 .................      14      $  609,264,038      18.6%     21.1%       0.0%
  61 - 84 ................      14         263,256,831       8.0       6.5       19.1
  109 - 120 ..............     199       2,370,300,802      72.4      71.4       79.7
  169 - 180 ..............       3          18,656,091       0.6       0.5        1.2
  229 - 240 ..............       2           5,138,721       0.2       0.2        0.0
  289 - 300 ..............       1           9,000,000       0.3       0.3        0.0
---------------------------------------------------------------------------------------
                               233      $3,275,616,483     100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 56                       MAX: 300                        WTD. AVERAGE: 105
---------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM

---------------------------------------------------------------------------------------
         RANGE OF          NUMBER OF      AGGREGATE
  REMAINING AMORTIZATION    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
      TERMS (MONTHS)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  85 - 120 ..............       1      $    2,285,346      0.1%      0.1%       0.0%
  145 - 180 .............       9          53,080,074      1.6       1.7        1.2
  229 - 264 .............       3          12,112,323      0.4       0.4        0.0
  265 - 300 .............      22         315,093,906      9.6      10.8        0.6
  349 - 360 .............     162       1,814,825,584     55.4      50.6       90.6
  Varies ................       2          34,043,750      1.0       1.2        0.0
  Non-amortizing ........      34       1,044,175,500     31.9      35.2        7.6
---------------------------------------------------------------------------------------
                              233      $3,275,616,483    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 119                        MAX: 360                   WTD. AVERAGE: 346*
---------------------------------------------------------------------------------------

*    Excludes the non-amortizing loans and loans that vary.

PREPAYMENT PROVISIONS SUMMARY

-----------------------------------------------------------------------------------------------
                                   NUMBER OF      AGGREGATE
                                    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
      PREPAYMENT PROVISIONS          LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-----------------------------------------------------------------------------------------------

  Lockout/Defeasance ............     217      $2,571,805,121       78.5%     76.2%      95.8%
  Yield Maintenance .............       4         439,500,000       13.4      15.2        0.0
  Lockout/Defeasance or Yield
    Maintenance .................       2         145,400,000        4.4       5.0        0.0
  Lockout/Yield Maintenance .....      10         118,911,362        3.6       3.5        4.2
-----------------------------------------------------------------------------------------------
                                      233      $3,275,616,483      100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       17

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS

     PREPAYMENT RESTRICTION           OCT-05          OCT-06          OCT-07          OCT-08          OCT-09
-------------------------------- --------------- --------------- --------------- --------------- ---------------

Locked Out .....................        86.58%          86.54%          10.54%           6.93%           0.13%
Defeasance .....................         0.00%           0.00%          68.62%          71.92%          78.13%
Yield Maintenance ..............        13.42%          13.46%          20.84%          21.16%          20.99%
Prepayment Premium .............         0.00%           0.00%           0.00%           0.00%           0.00%
Open ...........................         0.00%           0.00%           0.00%           0.00%           0.75%
----------------------------------------------------------------------------------------------------------------
Total ..........................       100.00%         100.00%         100.00%         100.00%         100.00%
----------------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
  Outstanding (in millions) ....   $ 3,275.62      $ 3,264.11      $ 3,249.12      $ 3,229.97      $ 3,204.52
----------------------------------------------------------------------------------------------------------------
% of Initial Pool Balance ......       100.00%          99.65%          99.19%          98.61%          97.83%
----------------------------------------------------------------------------------------------------------------

     PREPAYMENT RESTRICTION           OCT-10          OCT-11          OCT-12          OCT-13          OCT-14        OCT-15
-------------------------------- --------------- --------------- --------------- --------------- --------------- ------------

Locked Out .....................         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
Defeasance .....................        82.15%          82.00%          86.50%          86.37%          83.09%        25.58%
Yield Maintenance ..............        17.85%          18.00%          13.50%          13.63%          13.77%         3.22%
Prepayment Premium .............         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
Open ...........................         0.00%           0.00%           0.00%           0.00%           3.14%        71.20%
-----------------------------------------------------------------------------------------------------------------------------
Total ..........................       100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
  Outstanding (in millions) ....   $ 2,578.90      $ 2,545.32      $ 2,254.97      $ 2,217.46      $ 2,177.84       $ 62.76
-----------------------------------------------------------------------------------------------------------------------------
% of Initial Pool Balance ......        78.73%          77.70%          68.84%          67.70%          66.49%         1.92%
-----------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after October
     2015, the outstanding loan balances represent less than 1.92% of the
     Cut-Off Date Balance.

(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS

      PREPAYMENT RESTRICTION           OCT-05          OCT-06          OCT-07          OCT-08          OCT-09
--------------------------------- --------------- --------------- --------------- --------------- ---------------

Locked Out ......................        84.76%          84.71%           8.50%           5.81%           0.15%
Defeasance ......................         0.00%           0.00%          68.17%          70.74%          75.75%
Yield Maintenance ...............        15.24%          15.29%          23.33%          23.45%          23.25%
Prepayment Premium ..............         0.00%           0.00%           0.00%           0.00%           0.00%
Open ............................         0.00%           0.00%           0.00%           0.00%           0.85%
-----------------------------------------------------------------------------------------------------------------
Total ...........................       100.00%         100.00%         100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 1 Balance
  Outstanding (in millions) .....   $ 2,884.32      $ 2,875.15      $ 2,862.82      $ 2,847.84      $ 2,827.43
-----------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 1
  Balance .......................       100.00%          99.68%          99.25%          98.74%          98.03%
-----------------------------------------------------------------------------------------------------------------

      PREPAYMENT RESTRICTION           OCT-10          OCT-11          OCT-12          OCT-13          OCT-14        OCT-15
--------------------------------- --------------- --------------- --------------- --------------- --------------- ------------

Locked Out ......................         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
Defeasance ......................        79.81%          79.63%          84.89%          84.74%          84.57%        26.43%
Yield Maintenance ...............        20.19%          20.37%          15.11%          15.26%          15.43%         0.00%
Prepayment Premium ..............         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
Open ............................         0.00%           0.00%           0.00%           0.00%           0.00%        73.57%
------------------------------------------------------------------------------------------------------------------------------
Total ...........................       100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 1 Balance
  Outstanding (in millions) .....   $ 2,207.61      $ 2,180.14      $ 1,965.05      $ 1,933.03      $ 1,899.20       $ 60.74
------------------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 1
  Balance .......................        76.54%          75.59%          68.13%          67.02%          65.85%         2.11%
------------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after October
     2015, the outstanding loan balances represent less than 2.11% of the
     Cut-Off Date Group 1 Balance.

(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

      PREPAYMENT RESTRICTION          OCT-05       OCT-06        OCT-07        OCT-08        OCT-09
---------------------------------- ------------ ------------ ------------- ------------- -------------

Locked Out .......................     100.00%      100.00%       25.69%        15.21%         0.00%
Defeasance .......................       0.00%        0.00%       71.92%        80.71%        95.99%
Yield Maintenance ................       0.00%        0.00%        2.39%         4.07%         4.01%
Prepayment Premium ...............       0.00%        0.00%        0.00%         0.00%         0.00%
Open .............................       0.00%        0.00%        0.00%         0.00%         0.00%
------------------------------------------------------------------------------------------------------
Total ............................     100.00%      100.00%      100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------
Cut-Off Date Group 2 Balance
  Outstanding (in millions) ......  $ 391.30     $ 388.96      $ 386.30      $ 382.13      $ 377.09
------------------------------------------------------------------------------------------------------
Cut-off Date Group 2 Balance .....     100.00%       99.40%       98.72%        97.66%        96.37%
------------------------------------------------------------------------------------------------------

      PREPAYMENT RESTRICTION           OCT-10        OCT-11        OCT-12        OCT-13        OCT-14       OCT-15
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------

Locked Out .......................       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Defeasance .......................      96.05%        96.12%        97.38%        97.48%        73.05%         0.00%
Yield Maintenance ................       3.95%         3.88%         2.62%         2.52%         2.41%       100.00%
Prepayment Premium ...............       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Open .............................       0.00%         0.00%         0.00%         0.00%        24.54%         0.00%
---------------------------------------------------------------------------------------------------------------------
Total ............................     100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
---------------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 2 Balance
  Outstanding (in millions) ......   $ 371.29      $ 365.17      $ 289.92      $ 284.43      $ 278.64       $  2.02
---------------------------------------------------------------------------------------------------------------------
Cut-off Date Group 2 Balance .....      94.89%        93.32%        74.09%        72.69%        71.21%         0.52%
---------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after October
     2015, the outstanding loan balances represent less than 0.52% of the
     Cut-Off Date Group 2 Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                    NUMBER OF
                                    MORTGAGE
                                     LOANS /
                        MORTGAGE    NUMBER OF                                 % OF
                          LOAN      MORTGAGED    LOAN     CUT-OFF DATE    INITIAL POOL
      LOAN NAME          SELLER    PROPERTIES   GROUP      BALANCE(1)        BALANCE
---------------------- ---------- ------------ ------- ----------------- --------------

85 Tenth Avenue ...... Wachovia       1/1         1     $  200,000,000         6.1%
NGP Rubicon GSA
 Pool ................ Artesia       1/14         1        194,500,000         5.9
1000 & 1100
 Wilson .............. Wachovia       1/1         1        182,500,000         5.6
Abbey Pool ........... Wachovia      1/20         1        142,625,000         4.4
Metropolitan
 Square .............. Wachovia       1/1         1        125,500,000         3.8
Extra Space Self
 Storage
 Portfolio #5 ........ Wachovia      23/23        1        112,000,000         3.4
San Felipe Plaza ..... Nomura         1/1         1        101,500,000         3.1
Extra Space
 Teamsters Pool ...... Wachovia      1/28         1         93,300,000         2.8
180 Madison
 Avenue .............. Wachovia       1/1         1         75,000,000         2.3
2500 City West ....... Nomura         1/1         1         70,000,000         2.1
                                    ------              --------------        ----
                                     32/91              $1,296,925,000        39.6%
                                    ======              ==============        ====

Bryan Tower .......... Wachovia       1/1         1     $   69,000,000         2.1%
6116 Executive
 Boulevard ........... Wachovia       1/1         1         65,188,000         2.0
Fath Portfolio ....... Nomura         7/7         2         63,516,000         1.9
Crossings at
 Corona -
 Phase III(3) ........ Nomura         1/1         1         62,000,000         1.9
Hilton Garden Inn -
 Washington, DC ...... Wachovia       1/1         1         61,000,000         1.9
1370 Broadway ........ Wachovia       1/1         1         60,000,000         1.8
Extra Space VRS
 Pool ................ Wachovia      1/22         1         52,100,000         1.6
City Place Retail
 Center .............. Wachovia       1/1         1         51,000,000         1.6
110 North Wacker
 Drive ............... Wachovia       1/1         1         48,000,000         1.5
Park Place II ........ Wachovia       1/1         1         44,687,500         1.4
                                    ------              --------------        ----
                                     16/37              $  576,491,500        17.6%
                                    ------              --------------        ----
                                    48/128              $1,873,416,500        57.2%
                                    ======              ==============        ====

                           % OF
                        APPLICABLE                                              WEIGHTED    WEIGHTED
                          CUT-OFF                           LOAN                 AVERAGE    AVERAGE
                           DATE                           BALANCE                CUT-OFF      LTV       WEIGHTED
                           LOAN                           PER SF/    WEIGHTED     DATE      RATIO AT    AVERAGE
                           GROUP          PROPERTY         UNIT/      AVERAGE      LTV      MATURITY    MORTGAGE
       LOAN NAME          BALANCE           TYPE          ROOM(2)     DSCR(2)   RATIO(2)   OR ARD(2)      RATE
---------------------- ------------ ------------------- ----------- ---------- ---------- ----------- -----------

85 Tenth Avenue ......      6.9%       Office - CBD      $     334      1.44x      68.0%      68.0%       5.260%
NGP Rubicon GSA
 Pool ................      6.7%          Various        $     130      1.27x      79.9%      74.2%       5.460%
1000 & 1100
 Wilson ..............      6.3%     Office - Suburban   $     341      1.48x      73.9%      73.9%       4.970%
Abbey Pool ...........      4.9%          Various        $      83      1.33x      74.7%      69.1%       5.190%
Metropolitan
 Square ..............      4.4%       Office - CBD      $     127      1.45x      74.9%      71.1%       5.320%
Extra Space Self
 Storage
 Portfolio #5 ........      3.9%       Self Storage      $      68      1.27x      74.5%      69.0%       5.285%
San Felipe Plaza .....      3.5%     Office - Suburban   $     106      1.82x      69.0%      69.0%       5.280%
Extra Space
 Teamsters Pool ......      3.2%       Self Storage      $      47      3.04x      48.1%      48.1%       4.755%
180 Madison
 Avenue ..............      2.6%       Office - CBD      $     297      1.20x      79.8%      71.3%       5.480%
2500 City West .......      2.4%     Office - Suburban   $     122      1.64x      72.9%      72.9%       5.280%
                                                                        1.54X      72.2%      69.4%       5.228%
Bryan Tower ..........      2.4%       Office - CBD      $      61      1.47x      74.8%      69.1%       5.110%
6116 Executive
 Boulevard ...........      2.3%     Office - Suburban   $     315      1.20x      79.7%      62.7%       5.320%
Fath Portfolio .......     16.2%       Multifamily -     $  32,673      1.28x      77.6%      71.7%       5.200%
                                       Conventional
Crossings at
 Corona -
 Phase III(3) ........      2.1%     Retail - Anchored   $     276      1.29x      80.0%      70.7%       5.020%
Hilton Garden Inn -                 Hospitality - Full
 Washington, DC ......      2.1%          Service        $ 203,333      1.35x      69.9%      62.6%       5.450%
1370 Broadway ........      2.1%       Office - CBD      $     240      1.20x      80.0%      71.4%       5.400%
Extra Space VRS
 Pool ................      1.8%       Self Storage      $      38      3.76x      34.7%      34.7%       4.755%
City Place Retail
 Center ..............      1.8%     Retail - Anchored   $     149      1.59x      69.0%      69.0%       4.920%
110 North Wacker
 Drive ...............      1.7%       Office - CBD      $     212      1.52x      74.7%      68.8%       5.000%
Park Place II ........      1.5%     Retail - Anchored   $     176      1.67x      64.8%      64.8%       5.330%

                                                                        1.60X      71.3%      64.9%       5.159%

                                                                        1.55X      71.9%      68.0%       5.207%

(1)  In the case of a concentration of cross-collateralized mortgage loans, the aggregate principal balance.

(2)  Each of the NGP Rubicon GSA Pool Mortgage Loan and the 1000 & 1100 Wilson
     Mortgage Loan are part of a split loan structure that includes one or more pari passu companion loans that are not included in the trust fund. With respect to these mortgage loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per square foot/unit/room are based on the aggregate indebtedness of or debt service on, as applicable, each such mortgage loan and the related pari passu companion loan.

(3)  For purposes of determining the DSC ratio for the Crossing at Corona Phase
     III Mortgage Loan, such ratio was calculated by taking itno account various assumptions regarding the financial performance of the related Mortgaged
     Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21

--------------------------------------------------------------------------------
                                85 TENTH AVENUE
--------------------------------------------------------------------------------

                       [85 TENTH AVENUE PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                85 TENTH AVENUE
--------------------------------------------------------------------------------

                          [85 TENTH AVENUE MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and
Goldman, Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                85 TENTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $200,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    6.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                        Somerset Partners, Philip Welch,
                                          Keith Rubenstein and Marshall G. Allan
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.260%
 MATURITY DATE                                                   August 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          118 / IO
 LOCKBOX                                                                     Yes
 UP-FRONT RESERVES
   TAX/INSURANCE                      Yes
   OUTSTANDING TI/LC(1)               $3,080,000
   LEVEL III LOC(2)                   $3,360,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                      Yes
   REPLACEMENT                        $7,918
   TI/LC(3)                           $99,159
 ADDITIONAL FINANCING(4)                                                    None
 CUT-OFF DATE BALANCE                                               $200,000,000
 CUT-OFF DATE BALANCE/SF                                                    $334
 CUT-OFF DATE LTV                                                          68.0%
 MATURITY DATE LTV                                                         68.0%
 UW DSCR ON NCF                                                            1.44x
--------------------------------------------------------------------------------

(1)  Upfront outstanding TI/LC reserve required for tenant expenses that are reimbursable by the borrower.

(2)  Letter of credit provided by Level III Communications, and held by the landlord as additional credit for tenant's lease obligation. This letter of credit amount is approximately equal to 1 year of the tenant's total rent, and has been assigned to mortgagee.

(3)  Beginning September 11, 2010 the borrower will begin escrowing for TI/LC obligations. If a major tenant vacancy, as defined in the related Mortgage
     Loan documents, should occur before this date, then escrow payments will commence at the point of vacancy, with the monthly reserve amount to be calculated according to the terms detailed in the mortgage.

(4)  Future mezzanine debt is permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               597,953
 OCCUPANCY AS OF APRIL 28, 2005                                            98.8%
 YEAR BUILT / YEAR RENOVATED                                         1913 / 2001
 APPRAISED VALUE                                                    $294,000,000
 PROPERTY MANAGEMENT                       Williams U.S.A. Realty Services, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                         $21,842,063
 UW TOTAL EXPENSES                                                    $6,039,101
 UW NET OPERATING INCOME (NOI)                                       $15,802,962
 UW NET CASH FLOW (NCF)                                              $15,137,669
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                85 TENTH AVENUE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                               % OF          DATE OF
                                       RATINGS(1)       RENTABLE   RENTABLE     ACTUAL                   ACTUAL          LEASE
TENANT                             MOODY'S/S&P/FITCH   AREA (SF)     AREA      RENT PSF   ACTUAL RENT     RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

GSA ..............................    Aaa/AAA/AAA       225,000       37.6%   $ 43.30     $ 9,741,600      43.8%  Multiple Spaces(2)
Level 3 Communications ...........      NR/NR/NR        112,000       18.7    $ 34.00       3,808,000      17.1        December 2017
Lehman Brothers Holdings .........      A1/A/A+          58,168        9.7    $ 44.26       2,574,572      11.6        February 2017
Moet Hennessey ...................      NR/NR/NR         56,000        9.4    $ 31.00       1,736,000       7.8           March 2021
National College Sports Network ..      NR/NR/NR         56,000        9.4    $ 28.23       1,580,880       7.1          August 2015
Non-major tenants ................                       83,785       14.0    $ 33.58       2,813,089      12.6
Vacant ...........................                        7,000        1.2                          0       0.0
                                                        -------      -----                -----------     -----
TOTAL ............................                      597,953      100.0%               $22,254,141     100.0%
                                                        =======      =====                ===========     =====
------------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 57,000 SF expire in
     November 2013, approximately 56,000 SF expire in January 2015, and approximately 112,000 SF expire in March 2015.

---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
---------------------------------------------------------------------------------------------------------------------

     2005             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2006             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2007             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2008             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2009             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2010             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2011             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2012             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2013             1       $ 42.40       57,000           9.5%            9.5%          10.9%            10.9%
     2014             1       $ 38.97       56,000           9.4%           18.9%           9.8%            20.7%
     2015             3       $ 39.76      224,000          37.5%           56.4%          40.0%            60.7%
  Thereafter          7       $ 34.45      253,953          42.5%           98.8%          39.3%           100.0%
    Vacant            0          NA          7,000           1.2%          100.0%           0.0%           100.0%
---------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                85 TENTH AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "85 Tenth Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 85 Tenth Avenue Loan represents approximately 6.1% of the Cut-Off
     Date Pool Balance. The 85 Tenth Avenue Loan was originated on July 29,
     2005, and has a principal balance as of the Cut-Off Date of $200,000,000.
     The 85 Tenth Avenue Loan provides for interest-only payments for the entire loan term.

     The 85 Tenth Avenue Loan has a remaining term of 118 months and matures on
     August 11, 2015. The 85 Tenth Avenue Loan may be prepaid with the payment of a Yield Maintenance Charge prior to the maturity date.

o    THE BORROWER. The borrower is Blenheim LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 85 Tenth Avenue Loan. The sponsors are Somerset
     Partners, a New York investment firm led by Marshall G. Allan and Philip
     Welch, two former executives at Donaldson, Lufkin & Jenrette, Inc., and
     Keith Rubenstein, a real estate attorney. Somerset Partners was founded in
     1987 with a senior management team averaging more than 25 years of asset management, legal and hands-on real estate management experience.

o    THE PROPERTY. The Mortgaged Property is an approximately 597,953 square foot office building situated on approximately 1.2 acres. The Mortgaged
     Property was constructed in 1913 and renovated in 2001. The Mortgaged
     Property is located in New York, New York. As of April 28, 2005, the occupancy rate for the Mortgaged Property securing the 85 Tenth Avenue Loan was approximately 98.8%.

     The largest tenant is the General Services Administration ("GSA"), occupying a total of approximately 225,000 square feet, or approximately
     37.6% of the net rentable area. The GSA secures the buildings, products, services, technology and other workplace essentials for the federal government. As of September 20, 2005, the GSA (United States Government)
     was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA" (Fitch). The GSA has
     multiple leases, with 57,000 square feet expiring in November 2013, and the remainder of the space expiring in January and March 2015. The second largest tenant is Level 3 Communications ("Level 3"), occupying approximately 112,000 square feet, or approximately 18.7% of the net rentable area. Level 3 provides information services and communications worldwide and is one of the largest internet carries in the world. The
     Level 3 lease expires in December 2017. The third largest tenant is Lehman
     Brothers Holdings ("Lehman"), occupying approximately 58,168 square feet, or approximately 9.7% of the net rentable area. Founded in 1850, Lehman maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private investment management, asset management and private equity. Lehman operates a data center at the
     Mortgaged Property. As of September 20, 2005, Lehman was rated "A1"
     (Moody's), "A" (S&P) and "A+" (Fitch). The Lehman lease expires in February
     2017.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Williams U.S.A. Realty Services, Inc. ("Williams") is the
     property manager for the Mortgaged Property securing the 85 Tenth Avenue
     Loan. Founded in 1926 and headquartered in New York, New York, Williams employs over 200 professionals and manages over 20 million square feet of commercial space in New York, New Jersey and Connecticut.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

                     [NGP RUBICON GSA POOL PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

                       [NGP RUBICON GSA POOL MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    Artesia
 CUT-OFF DATE BALANCE                                               $194,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.9%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                        NGP Capital Partners III LLC and
                                                           Rubicon US REIT, Inc.
 TYPE OF SECURITY                                                        Various
 MORTGAGE RATE                                                            5.460%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                       Yes
   TI/LC/CAPEX                         $2,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                       Yes
   TI/LC/CAPEX(1)                      Springing
   OTHER(2)                            Springing

 ADDITIONAL FINANCING(3)               Pari Passu Debt              $194,500,000

                                                             PARI PASSU NOTES(4)
                                                             -------------------
 CUT-OFF DATE BALANCE                                               $389,000,000
 CUT-OFF DATE BALANCE/SF                                                    $130
 CUT-OFF DATE LTV                                                          79.9%
 MATURITY DATE LTV                                                         74.2%
 UW DSCR ON NCF                                                            1.27x
--------------------------------------------------------------------------------

(1)  Beginning January 1, 2010, a cash flow sweep will begin until such time as the Army Corps of Engineers and/or the Federal Supply Service renews their respective leases on terms and conditions acceptable to the mortgagee, as set forth in the related Mortgage Loan documents.

(2)  If the NOI falls below $33,000,000, a cash flow sweep will begin until the
     NOI exceeds $33,000,000 on a trailing six-month basis. The reserve may be used for leasing costs, capital expenditures or debt service or held by the mortgagee as additional collateral.

(3)  Future mezzanine debt is permitted up to a maximum amount of $24,000,000, subject to certain conditions set forth in the related Mortgage Loan documents.

(4)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the NGP Rubicon GSA Pool Loan and the NGP Rubicon
     GSA Pool Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               14
 LOCATION                                                                Various
 PROPERTY TYPE                                                           Various
 SIZE (SF)                                                             2,990,570
 OCCUPANCY AS OF MAY 13, 2005                                              98.6%
 YEAR BUILT/YEAR RENOVATED                                       Various/Various
 APPRAISED VALUE                                                    $487,000,000
 PROPERTY MANAGEMENT                                      CB Richard Ellis, Inc.
 UW ECONOMIC OCCUPANCY                                                     96.7%
 UW REVENUES                                                         $55,131,828
 UW TOTAL EXPENSES                                                   $18,666,860
 UW NET OPERATING INCOME (NOI)                                       $36,464,968
 UW NET CASH FLOW (NCF)                                              $33,488,800
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                  NGP RUBICON GSA POOL SUMMARY
-------------------------------------------------------------------------------------------------
                                                           YEAR                           NET
                                        CUT-OFF DATE     BUILT /                        RENTABLE
            PROPERTY NAME                BALANCE(1)     RENOVATED    LARGEST TENANT     AREA(2)
-------------------------------------------------------------------------------------------------

Rubicon NGP -- Burlington, NJ .......  $  41,006,000    1990/NA       GSA (Federal     1,048,631
                                                                    Supply Service)
Rubicon NGP -- Sacramento, CA .......     28,736,000    1989/NA      GSA (Army Corp      326,306
                                                                     of Engineers)
Rubicon NGP -- Suffolk, VA ..........     27,811,000    1993/NA        GSA (Joint        351,075
                                                                         Forces
                                                                        Command)
Rubicon NGP -- Washington, DC .......     24,030,200   1931/1998      GSA (Federal       146,365
                                                                        Election
                                                                      Commission)
Rubicon NGP -- Kansas City, KS ......     18,000,000    1999/NA           GSA            182,554
                                                                     (Environmental
                                                                       Protection
                                                                        Agency)
Rubicon NGP -- San Diego, CA ........     10,759,000    1988/NA       GSA (Dept of       131,891
                                                                   Veterans Affairs)
Rubicon NGP -- Concord, MA ..........     10,240,000   1962/1997    GSA (Army Corps       97,256
                                                                     of Engineers)
Rubicon NGP -- Philadelphia, PA .....      7,000,000   1911/1997       GSA (INS)          88,717
Rubicon NGP -- Huntsville, AL .......      6,983,200   1994/2005    GSA (Army Corps      118,040
                                                                     of Engineers)
Rubicon NGP -- Houston, TX ..........      6,130,600   1972/1996       GSA (Drug         138,020
                                                                      Enforcement
                                                                        Agency)
Rubicon NGP -- Providence, RI .......      6,090,000    1982/NA           GSA            130,600
Rubicon NGP -- Aurora, CO ...........      3,248,000    1998/NA       GSA (Tricare       103,000
                                                                       Management
                                                                      Activities)
Rubicon NGP -- Lakewood, CO .........      2,720,200   1974/1994     GSA (Dept. of        74,285
                                                                     the Interior)
Rubicon NGP -- Norfolk, VA ..........      1,745,800    1994/NA        GSA (FBI)          53,830
                                       -------------                                   ---------
TOTAL/WEIGHTED AVERAGE ..............  $ 194,500,000                                   2,990,570
                                       =============                                   =========
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        CUT-OFF
                                         DATE
                                        BALANCE                      UW                                       APPRAISED
                                          PER                    OCCUPANCY        UW          APPRAISED         VALUE      ALLOCATED
            PROPERTY NAME              SF(2)(3)   OCCUPANCY(4)       %           NCF            VALUE       PER SF(2)(3)    LTV(3)
------------------------------------------------------------------------------------------------------------------------------------

Rubicon NGP -- Burlington, NJ .......    $ 78         100.0%        98.0%    $ 8,022,669   $ 101,000,000        $ 96          81.2%
Rubicon NGP -- Sacramento, CA .......    $176          90.5%        91.5%      4,906,170      74,500,000        $228          77.1%
Rubicon NGP -- Suffolk, VA ..........    $158         100.0%        98.0%      4,547,117      68,500,000        $195          81.2%
Rubicon NGP -- Washington, DC .......    $328         100.0%        98.0%      2,793,282      62,700,000        $428          76.7%
Rubicon NGP -- Kansas City, KS ......    $197         100.0%        98.0%      2,987,353      45,000,000        $247          80.0%
Rubicon NGP -- San Diego, CA ........    $163         100.0%        98.0%      2,144,405      26,500,000        $201          81.2%
Rubicon NGP -- Concord, MA ..........    $211         100.0%        98.0%      1,475,339      25,600,000        $263          80.0%
Rubicon NGP -- Philadelphia, PA .....    $158         100.0%        98.0%      1,193,763      16,900,000        $190          82.8%
Rubicon NGP -- Huntsville, AL .......    $118         100.0%        98.0%      1,163,951      17,200,000        $146          81.2%
Rubicon NGP -- Houston, TX ..........    $ 89          99.6%        98.0%        887,879      15,100,000        $109          81.2%
Rubicon NGP -- Providence, RI .......    $ 93         100.0%        98.0%      1,844,123      15,000,000        $115          81.2%
Rubicon NGP -- Aurora, CO ...........    $ 63         100.0%        98.0%        740,467       8,000,000        $ 78          81.2%
Rubicon NGP -- Lakewood, CO .........    $ 73          85.0%        85.7%        424,695       6,700,000        $ 90          81.2%
Rubicon NGP -- Norfolk, VA ..........    $ 65         100.0%        98.0%        357,587       4,300,000        $ 80          81.2%
                                                                             -----------   -------------
TOTAL/WEIGHTED AVERAGE ..............    $130          98.6%        96.7%    $33,488,800   $ 487,000,000        $163          79.9%
                                                                             ===========   =============
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Cut-Off Date Balance is the amount of the NGP Rubicon GSA Pool Loan allocated to each Mortgaged Property. This column does not reflect the NGP
     Rubicon GSA Pool Pari Passu Companion Loan.

(2)  Calculated based on the approximate square footage occupied by each tenant.
     All GSA space is based on "occupiable" space as determined by the GSA, rather than net rentable or gross SF.

(3)  The Cut-Off Date Balance Per SF, Appraised Value Per SF and Allocated LTV
     ratios are based on the aggregate indebtedness of the NGP Rubicon GSA Pool
     Loan and the NGP Rubicon GSA Pool Pari Passu Companion Loan.

(4)  Occupancy as of May 13, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                    TENANT SUMMARY
--------------------------------------------------------------------------------------
                                                                               NET
                                                            RATINGS(1)       RENTABLE
              TENANT                PROPERTY LOCATION   MOODY'S/S&P/FITCH   AREA (SF)
--------------------------------------------------------------------------------------

GSA (Federal Supply Service) .....   Burlington, NJ        Aaa/AAA/AAA      1,048,631
GSA (Army Corps of Engineers) ....  Sacramento, CA,        Aaa/AAA/AAA        444,921
                                   Concord, MA and
                                     Huntsville, AL

GSA (Joint Forces Command) .......    Suffolk, VA          Aaa/AAA/AAA        351,075
GSA (Environmental Protection
  Agency) ........................  Kansas City, KS        Aaa/AAA/AAA        182,554
GSA (Drug Enforcement
  Agency) ........................    Houston, TX          Aaa/AAA/AAA        132,995
Non-major tenants ................                                            787,623
Vacant ...........................                                             42,771
                                                                           ----------
TOTAL ............................                                          2,990,570
                                                                           ==========
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                    % OF NET                                % OF
                                    RENTABLE    ACTUAL                     ACTUAL        DATE OF LEASE
              TENANT                  AREA     RENT PSF    ACTUAL RENT      RENT          EXPIRATION
----------------------------------------------------------------------------------------------------------

GSA (Federal Supply Service) .....     35.1%  $ 10.32     $ 10,823,518       20.9%          December 2010
GSA (Army Corps of Engineers)          14.9   $ 21.25        9,452,702       18.3   Multiple Spaces(2)(3)
GSA (Joint Forces Command) .......     11.7   $ 18.68        6,558,237       12.7                May 2013
GSA (Environmental Protection
  Agency) ........................      6.1   $ 22.00        4,016,396        7.8               June 2009
GSA (Drug Enforcement
  Agency) ........................      4.4   $ 14.15        1,882,438        3.6           April 2012(4)
Non-major tenants ................     26.3   $ 24.05       18,944,754       36.7
Vacant ...........................      1.4                          0        0.0
                                      -----              -------------      -----
TOTAL ............................    100.0%              $ 51,678,045      100.0%
                                      =====              =============      =====
----------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 229,625 SF at the Rubicon
     NGP Sacramento, CA Mortgaged Property expire in October 2010; approximately
     118,040 SF at the Rubicon NGP Huntsville, AL Mortgaged Property expire in
     October 2014; and approximately 97,256 SF at the Rubicon NGP Concord, MA
     Mortgaged Property expire in March 2018.

(3)  With respect to the Rubicon NGP Concord, MA Mortgaged Property lease, the related GSA tenant may terminate its lease at any time subject to certain terms and conditions contained in the related lease, including the payment of a lease termination fee and upon 12 months prior notice to the landlord.

(4)  The related GSA tenant may terminate its lease at any time effective on or after November 1, 2011, subject to certain terms and conditions contained in the related lease.

----------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------
                               WA BASE                               CUMULATIVE                    CUMULATIVE %
                # OF LEASES    RENT/SF     TOTAL SF     % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING    SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
----------------------------------------------------------------------------------------------------------------

     2005             1      $ 14.00          2,271         0.1%          0.1%          0.1%            0.1%
     2006             1      $ 17.00         53,172         1.8%          1.9%          1.7%            1.8%
     2007             4      $ 29.36        136,546         4.6%          6.4%          7.8%            9.6%
     2008             4      $ 24.70        285,293         9.5%         16.0%         13.6%           23.2%
     2009             4      $ 20.50        251,322         8.4%         24.4%         10.0%           33.2%
     2010             2      $ 12.61      1,278,256        42.7%         67.1%         31.2%           64.4%
     2011             1      $ 37.23          2,911         0.1%         67.2%          0.2%           64.6%
     2012             1      $ 14.15        132,995         4.4%         71.7%          3.6%           68.2%
     2013             5      $ 20.80        589,737        19.7%         91.4%         23.7%           91.9%
     2014             1      $ 16.10        118,040         3.9%         95.3%          3.7%           95.6%
     2015             0      $  0.00              0         0.0%         95.3%          0.0%           95.6%
  Thereafter          1      $ 23.25         97,256         3.3%         98.6%          4.4%          100.0%
    Vacant            0        NA            42,771         1.4%        100.0%          0.0%          100.0%
----------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.
     All GSA space is based on "occupiable" space as determined by the GSA, rather than net rentable or gross SF.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "NGP Rubicon GSA Pool Loan") is secured by first deeds of trusts or mortgages encumbering 1 industrial warehouse located in New Jersey, and 13 office buildings located in California (2),
     Colorado (2), Virginia (2), Washington, DC (1), Kansas (1), Massachusetts
     (1), Pennsylvania (1), Alabama (1), Texas (1) and Rhode Island (1). The NGP
     Rubicon GSA Pool Loan represents approximately 5.9% of the Cut-Off Date
     Pool Balance.

     The NGP Rubicon GSA Pool Loan was originated on June 8, 2005, and has a principal balance as of the Cut-Off Date of $194,500,000. The NGP Rubicon
     GSA Pool Loan, which is evidenced by a pari passu note dated June 8, 2005, is a portion of a whole loan with an original principal balance of
     $389,000,000. The other loan related to the NGP Rubicon GSA Pool Loan is evidenced by a separate note, dated June 8, 2005 (the "NGP Rubicon GSA Pool
     Pari Passu Companion Loan"), with an original principal balance of
     $194,500,000. The NGP Rubicon GSA Pool Loan and the NGP Rubicon GSA Pool
     Pari Passu Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the
     Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
     Certificates, Series 2005-C20, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The
     NGP Rubicon GSA Pool Loan provides for interest-only payments for the first
     60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The NGP Rubicon GSA Pool Loan has a remaining term of 116 months and matures on June 11, 2015. The NGP Rubicon GSA Pool Loan may not be prepaid prior to the maturity date of June 11, 2015, and permits defeasance with
     United States government obligations beginning no earlier than two years after the closing date.

o    THE BORROWERS. The borrowers consist of 14 Delaware limited liability companies and one Texas limited partnership, each a special purpose entity.
     Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the NGP Rubicon GSA Pool Loan. The sponsors of the borrowers are NGP Capital Partners III LLC ("NGP") and
     Rubicon US REIT, Inc. ("Rubicon"). NGP acquires properties leased to the
     U.S. government's General Services Administration (GSA), Canadian governmental authorities and other properties with leases to investment grade tenants. Since 1994, the principals and affiliates of NGP have acquired and developed over seven million square feet of GSA leased properties. The members of NGP, Al Iudicello, Kamal Bahamdan and Alexander
     Vahabzadeh, have collectively acquired, financed, managed and sold more than $1 billion in commercial properties occupied by governmental agencies and authorities and over $1 billion in commercial properties occupied by investment grade tenants. Rubicon is a subsidiary of Rubicon America Trust.
     Rubicon America Trust is incorporated in Australia and listed on the
     Australian Stock Exchange and invests in U.S. commercial real estate through its affiliate, Rubicon.

o    THE PROPERTIES. The Mortgaged Properties consist of one industrial warehouse building and 13 office buildings containing, in the aggregate, approximately 1,048,631 square feet of industrial warehouse space and approximately 1,941,939 square feet of office space. Thirteen (13) of the
     Mortgaged Properties are located in 10 different states and 1 Mortgaged
     Property is located in the District of Columbia. Nine (9) of the Mortgaged
     Properties are single tenant properties leased to various agencies of the
     United States of America ("USA") through the General Services
     Administration ("GSA"). As of May 13, 2005, the occupancy rate for the
     Mortgaged Properties securing the NGP Rubicon GSA Pool Loan was approximately 98.6%.

     The GSA is the largest tenant occupying approximately 2,841,148 square feet or approximately 95.0% of the aggregate square feet. All GSA space is generally based on "occupiable" or "net usable" space as determined by the
     GSA, rather than net rentable or gross square feet. The Federal Supply
     Service is the largest agency tenant occupying approximately 1,048,631 square feet of industrial warehouse space at the Mortgaged Property located in Burlington, New Jersey. The lease expires in December 2010. The Army
     Corps of Engineers is the second largest agency tenant occupying approximately 444,921 square feet of office space at 3 Mortgaged Properties located in Sacramento, California with the lease expiring in October 2010,
     Huntsville, Alabama with the lease expiring in October 2014, and Concord,
     Massachusetts, with the lease expiring in March 2018. The Joint Forces
     Command is the third largest agency tenant occupying 351,075 square feet of office space at the Mortgaged Property located in Suffolk, Virginia. The lease expires in May 2013.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    PARTIAL DEFEASANCE: The borrowers may defease any individual Mortgaged
     Property at 125% of such individual Mortgaged Property's allocated loan amount, provided that certain conditions have been met.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

o    MANAGEMENT. CB Richard Ellis, Inc. ("CBRE") is the property manager for the
     Mortgaged Properties securing the NGP Rubicon GSA Pool Loan. CBRE has managed this portfolio of properties for the prior owner for several years and will continue in that capacity under the new ownership. CBRE is a full-service real estate services company. Together, CBRE and its partner and affiliate offices have more than 17,000 employees in over 300 offices across more than 50 countries worldwide.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

                      [1000 & 1100 WILSON PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

                        [1000 & 1100 WILSON MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $182,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                             Beacon Capital Strategic Partners III, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.970%
 MATURITY DATE                                                     July 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           57 / IO
 LOCKBOX                                                                     Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                     Springing
   REPLACEMENT(1)                       Springing

 ADDITIONAL FINANCING(2)          Pari Passu Debt                   $182,500,000

                                                             PARI PASSU NOTES(3)
                                                             -------------------
 CUT-OFF DATE BALANCE                                               $365,000,000
 CUT-OFF DATE BALANCE/SF                                                    $341
 CUT-OFF DATE LTV                                                          73.9%
 MATURITY DATE LTV                                                         73.9%
 UW DSCR ON NCF                                                            1.48x
--------------------------------------------------------------------------------

(1)  Upon an event of default under the related Mortgage Loan documents, reserves will be collected for taxes, insurance and replacements.

(2)  Future mezzanine debt is permitted.

(3)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 1000 & 1100 Wilson Loan and the 1000 & 1100
     Wilson Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Arlington, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                             1,069,563
 OCCUPANCY AS OF JUNE 13, 2005                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                         1980 / 2002
 APPRAISED VALUE                                                    $494,000,000
 PROPERTY MANAGEMENT                                         Rosslyn Manager LLC
 UW ECONOMIC OCCUPANCY                                                     96.0%
 UW REVENUES                                                         $40,281,840
 UW TOTAL EXPENSES                                                   $11,787,188
 UW NET OPERATING INCOME (NOI)                                       $28,494,651
 UW NET CASH FLOW (NCF)                                              $26,936,258
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET                                % OF
                                       RATINGS(1)      RENTABLE   RENTABLE    ACTUAL                     ACTUAL      DATE OF LEASE
                TENANT             MOODY'S/S&P/FITCH  AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

General Services Administration ..    Aaa/AAA/AAA      191,909       17.9%    $32.26    $  6,191,698       16.1%  Multiple Spaces(2)
Northrop Grumman .................    Baa2/BBB/BBB     130,419       12.2     $39.74       5,182,735       13.5   Multiple Spaces(3)
Raytheon Company .................    Baa3/BBB/BBB     116,128       10.9     $34.04       3,952,665       10.3          August 2013
WJLA-TV ..........................      NR/NR/NR        84,423        7.9     $31.63       2,670,181        7.0   Multiple Spaces(4)
SRI International Inc ............      NR/NR/NR        59,361        5.6     $34.42       2,043,256        5.3            June 2017
Non-major tenants ................                     487,323       45.6     $37.61      18,329,140       47.8
Vacant ...........................                           0        0.0                          0        0.0
                                                     ---------      -----               ------------      -----
TOTAL ............................                   1,069,563      100.0%              $ 38,369,675      100.0%
                                                     =========      =====               ============      =====
------------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 6,184 SF expire in June
     2007, approximately 90,328 SF expire in April 2012, approximately 32,071 SF expire in November 2012 and approximately 63,326 SF expire in December
     2012.

(3)  Under the terms of multiple leases, approximately 653 SF is leased month-to-month and approximately 129,766 SF expire in December 2012.

(4)  Under the terms of multiple leases, approximately 270 SF is leased month-to-month and approximately 84,153 SF expire in June 2017.

------------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------
                  # OF     WA BASE                             CUMULATIVE %                    CUMULATIVE %
                 LEASES    RENT/SF    TOTAL SF    % OF TOTAL       OF SF       % OF ACTUAL    OF ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING   SF ROLLING*     ROLLING*     RENT ROLLING*      ROLLING*
------------------------------------------------------------------------------------------------------------

     2005          12    $ 38.75       22,892         2.1%           2.1%           2.3%            2.3%
     2006           3    $ 29.02        4,817         0.5%           2.6%           0.4%            2.7%
     2007           7    $ 35.28       28,922         2.7%           5.3%           2.7%            5.3%
     2008           5    $ 39.42       54,762         5.1%          10.4%           5.6%           11.0%
     2009           7    $ 34.90       78,288         7.3%          17.7%           7.1%           18.1%
     2010           4    $ 42.94       53,092         5.0%          22.7%           5.9%           24.0%
     2011           2    $ 35.70       16,225         1.5%          24.2%           1.5%           25.5%
     2012          12    $ 35.37      365,683        34.2%          58.4%          33.7%           59.2%
     2013          10    $ 35.98      202,849        19.0%          77.4%          19.0%           78.3%
     2014           3    $ 40.59       27,552         2.6%          79.9%           2.9%           81.2%
     2015           0    $  0.00            0         0.0%          79.9%           0.0%           81.2%
  Thereafter        7    $ 33.68      214,481        20.1%         100.0%          18.8%          100.0%
    Vacant          0       NA              0         0.0%         100.0%           0.0%          100.0%
------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "1000 & 1100 Wilson Loan") is secured by a first mortgage encumbering an office building located in Arlington,
     Virginia. The 1000 & 1100 Wilson Loan represents approximately 5.6% of the
     Cut-Off Date Pool Balance. The 1000 & 1100 Wilson Loan was originated on
     June 13, 2005, and has a principal balance as of the Cut-Off Date of
     $182,500,000. The 1000 & 1100 Wilson Loan, which is evidenced by a pari passu note dated June 13, 2005, is a portion of a whole loan with an original principal balance of $365,000,000. The other loan related to the
     1000 & 1100 Wilson Loan is evidenced by a separate note, dated June 13,
     2005 (the "1000 & 1100 Wilson Pari Passu Companion Loan"), with an original principal balance of $182,500,000. The 1000 & 1100 Wilson Loan provides for interest-only payments for the entire term. The 1000 & 1100 Wilson Loan and the 1000 & 1100 Wilson Pari Passu Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-C20, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--
     Co-Lender Loans".

     The 1000 & 1100 Wilson Loan has a remaining term of 57 months and matures on July 11, 2010. The 1000 & 1100 Wilson Loan may be prepaid with the payment of a Yield Maintenance Charge prior to April 11, 2010, and may be prepaid without the payment of a Yield Maintenance Charge on or after April
     11, 2010.

o    THE BORROWERS. The borrowers are Arland Twin Towers, LLC, Twin Towers
     Property Associates, LLC, Arland Twin Towers II, LLC and Twin Towers II
     Property Associates, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1000 & 1100 Wilson Loan. The sponsor is Beacon Capital
     Strategic Partners III, L.P., an office-focused private equity fund, with over $1 billion of committed equity capital.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,069,563 square foot office building situated on approximately 3.1 acres. The Mortgaged
     Property was constructed in 1980 and renovated in 2002. The Mortgaged
     Property is located in Arlington, Virginia, within the Washington,
     DC-MD-VA-WV metropolitan statistical area. As of June 13, 2005, the occupancy rate for the Mortgaged Property securing the 1000 & 1100 Wilson
     Loan was approximately 100.0%.

     The largest tenant is the General Services Administration ("GSA") occupying approximately 191,909 square feet, or approximately 17.9% of the net rentable area. The GSA secures the buildings, products, services, technology and other workplace essentials for the federal government. As of
     July 18, 2005, the GSA was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA"
     (Fitch). The GSA has multiple leases, with approximately 6,184 square feet expiring in June 2007, and the remainder of the space expiring in either
     April, November or December of 2012. The second largest tenant is Northrop
     Grumman ("Northrop") occupying approximately 130,419 square feet, or approximately 12.2% of the net rentable area. Northrop is the world's largest shipbuilder and the third largest defense contractor. As of July
     18, 2005, Northrop was rated "Baa2" (Moody's), "BBB" (S&P) and "BBB"
     (Fitch). The Northrop lease expires in December 2012 with 653 square feet on a month-to-month basis. The third largest tenant is Raytheon Company
     ("Raytheon") occupying approximately 116,128 square feet, or approximately
     10.9% of the net rentable area. Raytheon is engaged in defense and government electronics, space, technical services and business and special mission aircraft industries. As of July 18, 2005, Raytheon was rated "Baa3"
     (Moody's), "BBB" (S&P) and "BBB" (Fitch). The Raytheon lease expires in
     August 2013.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Rosslyn Manager LLC is the property manager for the Mortgaged
     Property securing the 1000 & 1100 Wilson Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   ABBEY POOL
--------------------------------------------------------------------------------

                          [ABBEY POOL PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   ABBEY POOL
--------------------------------------------------------------------------------

                            [ABBEY POOL MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   ABBEY POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                              $142,625,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   4.4%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                                           Donald Abbey
 TYPE OF SECURITY                                                       Various
 MORTGAGE RATE                                                           5.190%
 MATURITY DATE                                                 October 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        60
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        120 / 360
 LOCKBOX                                                                    Yes
 UPFRONT RESERVES
   ENGINEERING                              $778,838
   LETTER OF CREDIT(1)                    $1,000,000
 ONGOING MONTHLY RESERVES
   TAX                                           Yes
 ADDITIONAL FINANCING (2)                                                  None

 CUT-OFF DATE BALANCE                                              $142,625,000
 CUT-OFF DATE BALANCE/SF                                                    $83
 CUT-OFF DATE LTV                                                         74.7%
 MATURITY DATE LTV                                                        69.1%
 UW DSCR ON NCF                                                           1.33x
--------------------------------------------------------------------------------

(1)  Letter of credit taken at closing in lieu of ongoing replacement reserves and TI/LC escrows.

(2)  Future mezzanine debt is permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               20
 LOCATION                                                             California
 PROPERTY TYPE                                                           Various
 SIZE (SF)                                                             1,715,219
 OCCUPANCY AS OF SEPTEMBER 29, 2005                                        93.6%
 YEAR BUILT / YEAR RENOVATED                                   Various / Various
 APPRAISED VALUE                                                    $191,000,000
 PROPERTY MANAGEMENT                                        The Abbey Management
                                                                    Company, LLC
 UW ECONOMIC OCCUPANCY                                                     91.6%
 UW REVENUES                                                         $19,625,328
 UW TOTAL EXPENSES                                                    $6,080,880
 UW NET OPERATING INCOME (NOI)                                       $13,544,449
 UW NET CASH FLOW (NCF)                                              $12,523,159
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   ABBEY POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        ABBEY POOL SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                  CUT-OFF
                                                                    DATE
                                   ALLOCATED                      BALANCE                      UNDERWRITTEN               APPRAISED
                                    CUT-OFF      YEAR               PER                             NET                     VALUE
                                     DATE      BUILT /    SQUARE   SQUARE                UW        CASH        APPRAISED     PER
PROPERTY NAME                       BALANCE   RENOVATED   FOOTAGE   FOOT  OCCUPANCY* OCCUPANCY     FLOW          VALUE       SF
------------------------------------------------------------------------------------------------------------------------------------

Transpark Office Complex        $ 20,175,000    1984     208,975    $ 97      91.9%     90.0% $ 1,850,841   $ 26,900,000    $129
Colton Courtyard                  14,100,000    1989     122,082    $115      99.2%     95.0%   1,186,343     18,800,000    $154
Sierra Gateway Business Center    13,950,000    1992     131,917    $106      93.8%     94.0%   1,327,901     18,600,000    $141
10th Street Commerce Center       10,275,000    1970      96,567    $106      68.9%     82.0%     719,743     13,700,000    $142
Transpark Industrial Complex      10,275,000    1984     218,261    $ 47     100.0%    100.0%     950,540     13,700,000    $ 63
Palmdale Place Commerce Center    10,125,000    1986      85,152    $119     100.0%     95.0%     883,026     13,500,000    $159
Fresno Industrial Center           7,875,000    1989     265,085    $ 30     100.0%     95.0%     709,766     10,500,000    $ 40
Nevada Street Plaza                7,725,000    1985     126,292    $ 61      95.9%     95.0%     689,235     10,300,000    $ 82
Tozai Plaza                        7,275,000    1986      39,349    $185      92.4%     92.3%     721,556      9,700,000    $247
Upland Commerce Center             5,880,000    2005      47,545    $124      93.7%     92.8%     519,229      8,400,000    $177
Rancho Carmel Commerce Center      5,400,000    1988      26,978    $200     100.0%     95.0%     463,809      7,200,000    $267
Braden Court                       4,425,000    1984      29,987    $148     100.0%     95.0%     387,124      5,900,000    $197
Airpark Plaza                      4,370,000    1988      86,334    $ 51      64.1%     67.3%     298,749      6,100,000    $ 71
30th Street Commerce Center        3,900,000    1987      33,022    $118     100.0%     95.0%     359,745      5,200,000    $157
Atlantic Plaza                     3,600,000    1942      31,281    $115      65.6%     66.0%     210,997      4,800,000    $153
Diamond Bar Commerce Center        3,375,000    1980      20,528    $164     100.0%     95.0%     329,781      4,500,000    $219
Goodrich Office Park               2,700,000 1948/1999    26,200    $103     100.0%     95.0%     270,872      3,600,000    $137
Garden Grove Town Center           2,625,000    1981      12,560    $209     100.0%     95.0%     215,061      3,500,000    $279
Anaheim Stadium Industrial Park    2,400,000    1981      89,616    $ 27     100.0%     95.0%     219,375      3,200,000    $ 36
25th Street Commerce Center        2,175,000    1989      17,488    $124     100.0%     95.0%     209,469      2,900,000    $166
                                ------------           ---------                              -----------   ------------
                                $142,625,000           1,715,219    $ 83      93.6%     91.6% $12,523,159   $191,000,000    $111
                                ============           =========                              ===========   ============
------------------------------------------------------------------------------------------------------------------------------------

*    Occupancy date as of September 29, 2005, for all properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   ABBEY POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      ACTUAL                              DATE OF
                                           RATINGS*      NET RENTABLE    % OF NET      RENT                    % OF        LEASE
                 TENANT               MOODY'S/S&P/FITCH    AREA (SF)  RENTABLE AREA     PSF   ACTUAL RENT  ACTUAL RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

TOP 10 TENANTS
Sony Music Entertainment, Inc. ......      A1/A/A-           200,085       11.7%     $  3.14  $   628,267       3.8%       July 2007
Loveland Baptist Church .............      NR/NR/NR           70,340        4.1      $  6.84      481,126       2.9    December 2011
County of Los Angeles (Dept Children
  & Family Services) ................      NR/NR/NR           49,500        2.9      $ 17.40      861,300       5.2    February 2015
Lunada Bay Corporation ..............      NR/NR/NR           41,931        2.4      $  6.82      285,900       1.7      August 2007
Maiselle's Furniture Outlet .........      NR/NR/NR           37,752        2.2      $  5.28      199,331       1.2     October 2009
Eubanks Engineering Co. .............      NR/NR/NR           32,609        1.9      $  6.00      195,654       1.2    December 2006
The Hudson Group, Inc. ..............      NR/NR/NR           32,400        1.9      $  6.00      194,400       1.2    November 2015
Orange County - SSA/C.A.S.T .........      NR/NR/NR           29,987        1.7      $ 21.38      641,122       3.9   September 2009
Curtis Movers, Inc. .................      NR/NR/NR           28,800        1.7      $  5.88      169,344       1.0        July 2009
Zonson Company, Inc. ................      NR/NR/NR           27,520        1.6      $  4.68      128,794       0.8   September 2008
Non-major tenants ...................                      1,055,297       61.5      $ 11.97   12,628,076      76.9
Vacant ..............................                        108,998        6.4                         0       0.0
                                                           ---------      -----               -----------     -----
TOTAL ...............................                      1,715,219      100.0%              $16,413,313     100.0%
                                                           =========      =====               ===========     =====
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------
                                WA BASE                             CUMULATIVE                    CUMULATIVE %
                 # OF LEASES    RENT/SF    TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
      YEAR         ROLLING      ROLLING     ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
----------------------------------------------------------------------------------------------------------------

      2005            27        $ 13.24     67,128         3.9%          3.9%          5.4%            5.4%
      2006            82        $ 10.58    304,613        17.8%         21.7%         19.6%           25.0%
      2007            64        $  7.26    445,688        26.0%         47.7%         19.7%           44.8%
      2008            55        $ 10.62    203,585        11.9%         59.5%         13.2%           57.9%
      2009            38        $ 11.72    240,001        14.0%         73.5%         17.1%           75.1%
      2010            19        $ 12.28     71,139         4.1%         77.7%          5.3%           80.4%
      2011             5        $  8.14     80,811         4.7%         82.4%          4.0%           84.4%
      2012             5        $ 18.67     14,510         0.8%         83.2%          1.7%           86.1%
      2013             0        $  0.00          0         0.0%         83.2%          0.0%           86.1%
      2014             3        $ 11.00     33,312         1.9%         85.2%          2.2%           88.3%
      2015            12        $ 13.22    145,434         8.5%         93.6%         11.7%          100.0%
   Thereafter          0        $  0.00          0         0.0%         93.6%          0.0%          100.0%
     Vacant           NA        $  0.00    108,998         6.4%        100.0%          0.0%          100.0%
----------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   ABBEY POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Abbey Pool Loan") is secured by first mortgages or first deeds of trust encumbering 20 retail, office, industrial or mixed use properties located in California. The Abbey Pool Loan represents approximately 4.4% of the Cut-Off Date Pool Balance. The Abbey
     Pool Loan was originated on September 30, 2005, and has a principal balance as of the Cut-Off Date of $142,625,000. The Abbey Pool Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Abbey Pool Loan has a remaining term of 120 months and matures on
     October 11, 2015. The Abbey Pool Loan may be prepaid on or after August 11,
     2015, and permits defeasance with United States government obligations beginning two years after the closing date.

o    THE BORROWERS. The borrowers are 18 Delaware limited liability companies, each a special purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Abbey Pool Loan. The sponsor of each of the borrowers is Donald Abbey, of the Abbey Company. Based in Orange County, the Abbey Company currently owns approximately 42 properties, consisting of approximately 4 million square feet, all located in Southern California.

o    THE PROPERTIES. The Mortgaged Properties consist of 20 retail, office, industrial or mixed use buildings containing, in the aggregate, approximately 1,715,219 square feet. As of September 29, 2005, the occupancy rate for the Mortgaged Properties securing the Abbey Pool Loan was approximately 93.6%.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagor-designated lockbox account. At any time during the term of the Abbey Pool Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.05x or (ii)
     upon the occurrence of an event of default under the related Mortgage Loan documents, the amounts in the lockbox will be swept daily into a mortgagee-designated lockbox account.

o    MANAGEMENT. The Abbey Management Company, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Abbey
     Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               METROPOLITAN SQUARE
--------------------------------------------------------------------------------

                     [METROPOLITAN SQUARE PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              METROPOLITAN SQUARE
--------------------------------------------------------------------------------

                        [METROPOLITAN SQUARE MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              METROPOLITAN SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $125,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                           Mark Karasick
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.320%
 MATURITY DATE                                                   August 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         77
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                                     Yes
 UP-FRONT RESERVES
   TAX/INSURANCE                     Yes
   OUTSTANDING TI/LC(1)              $14,941,345
   TI/LC                             $5,000,000
   RENT CONCESSION(2)                $1,191,738
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                     Yes
   REPLACEMENT                       $18,464
   TI/LC                             $37,400
 ADDITIONAL FINANCING                B-Note                         $25,500,000

                                                                   WHOLE
                                                                  MORTGAGE
                                         TRUST ASSET                LOAN
                                     ------------------         ------------
 CUT-OFF DATE BALANCE                   $125,500,000            $151,000,000
 CUT-OFF DATE BALANCE/SF                    $127                    $153
 CUT-OFF DATE LTV                           74.9%                   90.1%
 MATURITY DATE LTV                          71.1%                   85.6%
 UW DSCR ON NCF                             1.45x                   1.20x
--------------------------------------------------------------------------------

(1)  Amount escrowed represents the sum due to in-place tenants for accrued leasing costs.

(2)  Reserve for payment of rent concessions to 5 tenants.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Saint Louis, MO
 PROPERTY TYPE                                                      Office - CBD
 SIZE (SF)                                                               987,300
 OCCUPANCY AS OF JULY 1, 2005                                              84.6%
 YEAR BUILT / YEAR RENOVATED                                           1989 / NA
 APPRAISED VALUE                                                    $167,500,000
 PROPERTY MANAGEMENT                           Jones Lang LaSalle Americas, Inc.
 UW ECONOMIC OCCUPANCY                                                     84.6%
 UW REVENUES                                                         $20,575,065
 UW TOTAL EXPENSES                                                    $7,956,220
 UW NET OPERATING INCOME (NOI)                                       $12,618,846
 UW NET CASH FLOW (NCF)                                              $12,134,517
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               METROPOLITAN SQUARE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET                              % OF        DATE OF
                                           RATINGS         RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
               TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Bryan Cave, LLP ....................      NR/NR/NR         222,194       22.5%  $ 17.09     $ 3,797,578      23.4%      June 2022
Armstrong Teasdale, LLP ............      NR/NR/NR         134,947       13.7   $ 22.52       3,038,751      18.7       June 2010
HOK Group, Inc. ....................      NR/NR/NR          56,874        5.8   $ 17.00         966,858       6.0   December 2014
Senniger, Powers, Leavitt, & Roedel       NR/NR/NR          45,973        4.7   $ 26.76       1,230,192       7.6     August 2008
St. Louis Regional Commerce and
  Growth Association ...............      NR/NR/NR          40,934        4.1   $ 18.00         736,812       4.5      March 2008
Non-major tenants ..................                       334,572       33.9   $ 19.32       6,464,574      39.8
Vacant .............................                       151,806       15.4                         0       0.0
                                                           -------      -----               -----------     -----
TOTAL ..............................                       987,300      100.0%              $16,234,766     100.0%
                                                           =======      =====               ===========     =====
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                   # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE
                  LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL       % OF ACTUAL
     YEAR        ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*     RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005            6        $ 23.07       16,014           1.6%            1.6%            2.3%              2.3%
     2006           12        $ 20.34       48,255           4.9%            6.5%            6.0%              8.3%
     2007            9        $ 17.87       22,139           2.2%            8.8%            2.4%             10.8%
     2008           20        $ 22.29      141,480          14.3%           23.1%           19.4%             30.2%
     2009            8        $ 18.49       21,794           2.2%           25.3%            2.5%             32.7%
     2010           20        $ 21.19      189,348          19.2%           44.5%           24.7%             57.4%
     2011            1        $ 19.00       26,438           2.7%           47.1%            3.1%             60.5%
     2012            3        $ 18.34       24,767           2.5%           49.7%            2.8%             63.3%
     2013            3        $ 19.31       49,321           5.0%           54.6%            5.9%             69.1%
     2014            1        $ 17.00       56,874           5.8%           60.4%            6.0%             75.1%
     2015            0        $  0.00            0           0.0%           60.4%            0.0%             75.1%
 Thereafter         14        $ 16.92      239,064          24.2%           84.6%           24.9%            100.0%
    Vacant           0          NA         151,806          15.4%          100.0%            0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               METROPOLITAN SQUARE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Metropolitan Square Loan") is secured by a first mortgage encumbering an office building located in St. Louis,
     Missouri. The Metropolitan Square Loan represents approximately 3.8% of the
     Cut-Off Date Pool Balance. The Metropolitan Square Loan was originated on
     July 29, 2005, and has a principal balance as of the Cut-Off Date of
     $125,500,000. The Metropolitan Square Loan is a portion of a whole loan with an original principal balance of $151,000,000. The subordinate loan also secured by the Mortgaged Property securing the Metropolitan Square
     Loan is evidenced by a separate note dated July 29, 2005 (the "Metropolitan
     Square Subordinate Loan"), and has an original principal balance of
     $25,500,000. The Metropolitan Square Subordinate Loan will not be an asset of the Trust Fund. The Metropolitan Square Loan and the Metropolitan Square
     Subordinate Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the prospectus supplement under
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans." The Metropolitan
     Square Loan provides for interest-only payments for the first 77 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Metropolitan Square Loan has a remaining term of 118 months and matures on August 11, 2015. The Metropolitan Square Loan may be prepaid on or after
     June 11, 2015, and permits defeasance with United States government obligations beginning two years after the closing date.

o    THE BORROWERS. The borrowers are Metropolitan Square LLC and East 10th St.
     Louis LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Metropolitan Square Loan. The sponsor is Mark Karasick.

o    THE PROPERTY. The Mortgaged Property is an approximately 987,300 square foot office building situated on approximately 1.5 acres. The Mortgaged
     Property was constructed in 1989. The Mortgaged Property is located in St.
     Louis, Missouri, within the St. Louis, Missouri metropolitan statistical area. As of July 1, 2005, the occupancy rate for the Mortgaged Property securing the Metropolitan Square Loan was approximately 84.6%.

     The largest tenant is Bryan Cave, LLP ("Bryan Cave"), occupying approximately 222,194 square feet, or approximately 22.5% of the net rentable area. Founded in 1873, Bryan Cave is an international law firm that is ranked among the 35 largest firms in the world. Bryan Cave specializes in corporate litigation including antitrust, entertainment, environmental, health care, intellectual property, real estate and tax law.
     The Bryan Cave lease expires in June 2022. The second largest tenant is
     Armstrong Teasdale, LLP ("Armstrong Teasdale"), occupying approximately
     134,947 square feet, or approximately 13.7% of the net rentable area.
     Armstrong Teasdale conducts a comprehensive international civil and criminal law practice from its main offices in St. Louis, Washington DC,
     New York City, Shanghai and Sydney. The Armstrong Teasdale lease expires in
     June 2010. The third largest tenant is Hellmuth, Obata, and Kassabaum, Inc.
     ("HOK Group"), occupying approximately 56,874 square feet, or approximately
     5.8% of the net rentable area. HOK Group is a global provider of design and project delivery services and ranks as one of the world's top interior design firms. The HOK Group lease expires in December 2014.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Jones Lang LaSalle Americas, Inc. ("Jones Lang LaSalle") is the
     property manager for the Mortgaged Property securing the Metropolitan
     Square Loan. In 2004, Jones Lang LaSalle provided onsite
     property-management services for office, retail, mixed-used and industrial properties totaling approximately 535 million square feet throughout the
     United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #5
--------------------------------------------------------------------------------

            [EXTRA SPACE SELF STORAGE PORTFOLIO #5 PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                     EXTRA SPACE SELF STORAGE PORTFOLIO #5
--------------------------------------------------------------------------------

               [EXTRA SPACE SELF STORAGE PORTFOLIO #5 MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                              $112,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   3.4%
 NUMBER OF MORTGAGE LOANS                                                    23
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                                Extra Space Storage LLC
 TYPE OF SECURITY                                                       Various
 MORTGAGE RATE                                                           5.285%
 MATURITY DATE                                                  August 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        60
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        118 / 360
 LOCKBOX*                                                             Springing
 UP-FRONT RESERVES
   TAX/INSURANCE                              Yes
   ENGINEERING                                $438,642

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                              Yes
   REPLACEMENT                                $42,303

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                              $112,000,000
 CUT-OFF DATE BALANCE/SF                                                    $68
 CUT-OFF DATE LTV                                                         74.5%
 MATURITY DATE LTV                                                        69.0%
 UW DSCR ON NCF                                                           1.27x
--------------------------------------------------------------------------------

*    Lockbox is required upon (a) an event of default under the related Mortgage
     Loan documents or (b) the failure of the Mortgaged Properties to maintain a
     DSCR of 1.15x for 12 consecutive months.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                              23
 LOCATION                                                               Various
 PROPERTY TYPE                                                     Self Storage
 SIZE (SF)                                                            1,639,569
 OCCUPANCY AS OF APRIL 30, 2005                                           79.9%
 YEAR BUILT / YEAR RENOVATED                                  Various / Various
 APPRAISED VALUE                                                   $150,400,000
 PROPERTY MANAGEMENT                                Extra Space Management, LLC
 UW ECONOMIC OCCUPANCY                                                    77.3%
 UW REVENUES                                                        $17,472,626
 UW TOTAL EXPENSES                                                   $7,491,666
 UW NET OPERATING INCOME (NOI)                                       $9,980,960
 UW NET CASH FLOW (NCF)                                              $9,473,351
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #5
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                         EXTRA SPACE SELF STORAGE PORTFOLIO #5 SUMMARY
                                                                                            CUT-OFF
                                                                                             DATE
                                                                                            BALANCE
                                         CUT-OFF                                              PER
                                          DATE        YEAR BUILT /               SQUARE     SQUARE
PROPERTY NAME                            BALANCE        RENOVATED     UNITS      FOOTAGE     FOOT
----------------------------------------------------------------------------------------------------

Extra Space -- Arnold, MD .........  $   9,500,000       1988           614       70,430    $ 135
Extra Space -- Bethesda, MD .......     12,800,000       1958         1,404      120,872    $ 106
Extra Space -- Chicago (South
  Wabash Avenue), IL ..............      4,400,000     1915/1997        712       64,901    $  68
Extra Space -- Chicago (West
  Addison Street), IL .............      3,200,000       1936           876       71,610    $  45
Extra Space -- Chicago (West
  Harrison Street), IL ............      2,900,000     1889/1996        561       48,768    $  59
Extra Space -- Columbia, MD .......      8,400,000       1991           709       71,285    $ 118
Extra Space -- Columbus, OH .......      2,900,000       1987           803       89,250    $  32
Extra Space -- Cordova, TN ........      2,700,000       1990           600       72,685    $  37
Extra Space -- Falls Church, VA ...      6,200,000       1960           683       52,744    $ 118
Extra Space -- Fort Myers, FL .....      4,400,000       1989           569       70,775    $  62
Extra Space -- Grandview, MO ......      1,100,000       1986           522       61,780    $  18
Extra Space -- Grandville, MI .....      1,700,000       1987           583       59,716    $  28
Extra Space -- Hemet, CA ..........      5,300,000       1990           679       78,632    $  67
Extra Space -- Johnston, RI .......      7,100,000       1997           726       75,811    $  94
Extra Space -- Kent, OH ...........      1,500,000       1988           426       59,829    $  25
Extra Space -- Louisville, KY .....      3,000,000       1996           456       61,090    $  49
Extra Space -- Mount Clemens, MI ..      2,100,000       1977           470       44,500    $  47
Extra Space -- Oceanside, CA ......      9,700,000       1985         1,504      125,548    $  77
Extra Space -- Phoenix, AZ ........      7,400,000       1995           835       78,765    $  94
Extra Space -- Sacramento, CA .....      4,200,000       1975           634       72,437    $  58
Extra Space -- Towson, MD .........      4,100,000       1999           902       84,802    $  48
Extra Space -- Watsonville, CA ....      3,400,000       1987           309       33,142    $ 103
Extra Space -- West Palm
  Beach, FL .......................      4,000,000       1986           668       70,197    $  57
                                     -------------                    -----      -------
                                     $ 112,000,000                   16,245    1,639,569    $  68
                                     =============                   ======    =========
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      UW      UNDERWRITTEN                   APPRAISED
                                                  OCCUPANCY     NET CASH       APPRAISED       VALUE
PROPERTY NAME                        OCCUPANCY*       %           FLOW           VALUE        PER SF       LTV       DSCR
----------------------------------------------------------------------------------------------------------------------------

Extra Space -- Arnold, MD .........      79.2%       76.6%    $   816,944    $  12,700,000     $ 180       74.8%      1.29x
Extra Space -- Bethesda, MD .......      77.9%       74.0%      1,131,861       17,040,000     $ 141       75.1%      1.33x
Extra Space -- Chicago (South
  Wabash Avenue), IL ..............      82.8%       81.3%        354,671        5,870,000     $  90       75.0%      1.21x
Extra Space -- Chicago (West
  Addison Street), IL .............      77.1%       69.9%        259,517        4,950,000     $  69       64.6%      1.22x
Extra Space -- Chicago (West
  Harrison Street), IL ............      83.9%       76.8%        232,015        3,850,000     $  79       75.3%      1.20x
Extra Space -- Columbia, MD .......      85.4%       81.9%        739,347       11,160,000     $ 157       75.3%      1.32x
Extra Space -- Columbus, OH .......      69.9%       70.6%        230,982        3,900,000     $  44       74.4%      1.20x
Extra Space -- Cordova, TN ........      78.3%       81.0%        214,697        3,550,000     $  49       76.1%      1.20x
Extra Space -- Falls Church,
  VA ..............................      72.3%       70.1%        499,833        8,300,000     $ 157       74.7%      1.21x
Extra Space -- Fort Myers, FL .....      92.2%       78.0%        351,798        5,850,000     $  83       75.2%      1.20x
Extra Space -- Grandview,
  MO ..............................      70.7%       68.2%        164,381        2,700,000     $  44       40.7%      2.25x
Extra Space -- Grandville, MI .....      65.9%       69.9%        140,419        2,250,000     $  38       75.6%      1.24x
Extra Space -- Hemet, CA ..........      88.8%       84.3%        422,186        6,520,000     $  83       81.3%      1.20x
Extra Space -- Johnston, RI .......      77.5%       95.9%        584,876        9,430,000     $ 124       75.3%      1.24x
Extra Space -- Kent, OH ...........      81.4%       78.8%        121,308        1,900,000     $  32       78.9%      1.22x
Extra Space -- Louisville, KY .....      80.3%       79.5%        239,116        3,950,000     $  65       75.9%      1.20x
Extra Space -- Mount Clemens,
  MI ..............................      74.5%       83.1%        167,369        2,860,000     $  64       73.4%      1.20x
Extra Space -- Oceanside, CA ......      87.4%       84.4%        829,214       12,900,000     $ 103       75.2%      1.29x
Extra Space -- Phoenix, AZ ........      95.7%       83.1%        629,904        9,900,000     $ 126       74.7%      1.28x
Extra Space -- Sacramento,
  CA ..............................      78.9%       75.7%        349,545        5,620,000     $  78       74.7%      1.25x
Extra Space -- Towson, MD .........      56.6%       54.7%        372,862        5,360,000     $  63       76.5%      1.37x
Extra Space -- Watsonville,
  CA ..............................      91.8%       81.2%        286,416        4,490,000     $ 135       75.7%      1.27x
Extra Space -- West Palm
  Beach, FL .......................      90.0%       80.0%        334,090        5,350,000     $  76       74.8%      1.26x
                                                              -----------    -------------
                                         79.9%       77.3%    $ 9,473,351    $ 150,400,000     $  92       74.5%    1.27X
                                                              ===========    =============
----------------------------------------------------------------------------------------------------------------------------

*    As of April 30, 2005 for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #5
--------------------------------------------------------------------------------

o    THE LOAN. The 23 Mortgage Loans (the "Extra Space Self Storage Portfolio #5
     Loans") are secured by 23 first mortgages or first deeds of trust encumbering 23 self storage properties located in California (4), Maryland
     (4), Illinois (3), Florida (2), Michigan (2), Ohio (2), Arizona (1),
     Kentucky (1), Missouri (1), Rhode Island (1), Tennessee (1) and Virginia
     (1). The Extra Space Self Storage Portfolio #5 Loans represent approximately 3.4% of the Cut-Off Date Pool Balance. The Extra Space Self
     Storage Portfolio #5 Loans were originated on July 14, 2005, and have an aggregate principal balance as of the Cut-Off Date of $112,000,000. Each
     Extra Space Self Storage Portfolio #5 Loan is cross-collateralized and cross-defaulted with each of the other Extra Space Self Storage Portfolio
     #5 Loans, and no release is permitted. Each Extra Space Self Storage
     Portfolio #5 Loan provides for interest-only payments during the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Extra Space Self Storage Portfolio #5 Loans have a remaining term of
     118 months and mature on August 11, 2015. The Extra Space Self Storage
     Portfolio #5 Loans may be prepaid on or after June 11, 2015, and permit defeasance with United States government obligations beginning two years after the closing date.

o    THE BORROWER. The borrower for each of the Extra Space Self Storage
     Portfolio #5 Loans is Extra Space Properties Fifty Two LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Extra Space Self Storage
     Portfolio #5 Loans. The sponsor of the borrower is Extra Space Storage LLC, one of the largest operators of self storage facilities in the United
     States. Extra Space Storage LLC (NYSE: EXR) is a publicly traded self storage REIT with a geographically diverse portfolio of approximately 630 properties in 34 states and the District of Columbia.

o    THE PROPERTIES. The Mortgaged Properties consist of 23 self storage facilities containing, in the aggregate, approximately 1,639,569 square feet. As of April 30, 2005, the occupancy rate for the Mortgaged Properties securing the Extra Space Self Storage Portfolio #5 Loans was approximately
     79.9%.

o    LOCK BOX ACCOUNT. At any time during the term of the Extra Space Self
     Storage Portfolio #5 Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x for a period of 12 consecutive months or (ii) upon the occurrence of an event of default under the related Mortgage Loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases will be directly deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Extra Space Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space Self
     Storage Portfolio #5 Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                SAN FELIPE PLAZA
--------------------------------------------------------------------------------

                       [SAN FELIPE PLAZA PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                SAN FELIPE PLAZA
--------------------------------------------------------------------------------

                         [SAN FELIPE PLAZA MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
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--------------------------------------------------------------------------------
                                SAN FELIPE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    Nomura
 CUT-OFF DATE BALANCE                                              $101,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   3.1%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                                       TPG/CalSTRS, LLC
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.280%
 MATURITY DATE                                                  August 11, 2010
 AMORTIZATION TYPE                                                Interest Only
 INTEREST ONLY PERIOD                                                        60
 ORIGINAL TERM / AMORTIZATION                                           60 / IO
 REMAINING TERM / AMORTIZATION                                          58 / IO
 LOCKBOX                                                                    Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                                  Yes
   TI/LC(1)                                $1,892,272
   LEASE CONCESSION(2)                       $823,134

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                  Yes

 ADDITIONAL FINANCING(3)(4)                                                None

                                                                    WHOLE
                                                                   MORTGAGE
                                                                     LOAN
                                                                   (FULLY
                                               TRUST ASSET        DISBURSED)
                                            -----------------   -------------
 CUT-OFF DATE BALANCE                         $101,500,000      $117,700,000
 CUT-OFF DATE BALANCE/SF                          $106               $123
 CUT-OFF DATE LTV                                 69.0%              80.1%
 MATURITY DATE LTV                                69.0%              80.1%
 UW DSCR ON NCF                                   1.82x             1.51x(5)
--------------------------------------------------------------------------------

(1)  The reserve balance is comprised primarily of tenant improvements related to Pride International.

(2)  The reserve will be used to pay out the number of months of free rent/rent abatement periods for identified leases.

(3)  B-Note provides for further advances upon satisfaction of certain conditions of up to $16,200,000 for approved capital and leasing expenditures. See "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans --
     General" and "-- San Felipe Plaza Loan" in the preliminary prospectus supplement.

(4)  Mezzanine debt is permitted up to a maximum amount of $23,450,000 subject to certain conditions set forth in the related Mortgage Loan documents and only after the B-Note loan is repaid.

(5)  The debt service coverage assumes that the B-Note, which will accrue interest at a floating rate, has (if fully advanced) balance of $16,200,000 at an interest rate of 6.86%, is interest-only and has the same term as the
     Trust Asset.

(6)  Pride International is completing tenant improvements and currently occupies approximately 50% of its space.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Houston, TX
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               959,466
 OCCUPANCY AS OF AUGUST 1, 2005(6)                                         85.6%
 YEAR BUILT / YEAR RENOVATED                                             1984/NA
 APPRAISED VALUE                                                    $147,000,000
 PROPERTY MANAGEMENT                                 Thomas Properties Group, LP
 UW ECONOMIC OCCUPANCY                                                     84.3%
 UW REVENUES                                                         $18,847,236
 UW TOTAL EXPENSES                                                    $8,953,152
 UW NET OPERATING INCOME (NOI)                                        $9,894,084
 UW NET CASH FLOW (NCF)                                               $9,894,084
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                SAN FELIPE PLAZA
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF NET                               % OF
                                   RATINGS(1)      NET RENTABLE   RENTABLE    ACTUAL                    ACTUAL      DATE OF LEASE
               TENANT          MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF      ACTUAL RENT   RENT         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Pride International(2) ......      Ba2/BB/BB-         110,966        11.6%    $ 19.94      $ 2,213,016    14.2%  Multiple Spaces(3)
Jardine Lloyd Thompson ......       NR/NR/NR           49,529         5.2     $  2.77 (4)  $   137,136     0.9   Multiple Spaces(5)
J. Walter Thompson, USA .....    Baa2/BBB+/BBB         41,975         4.4     $ 21.00      $   881,472     5.6        December 2006
Raymond James & Associates ..       NR/NR/NR           36,297         3.8     $ 20.00      $   725,940     4.6        February 2008
Hanover Company .............       NR/NR/NR           36,615         3.8     $ 20.51      $   750,888     4.8   Multiple Spaces(6)
Non-major tenants ...........                         545,886        56.9     $ 20.21      $10,923,708    69.9
Vacant ......................                         138,198        14.4                                    0
                                                      -------       -----                  -----------   -----
TOTAL .......................                         959,466       100.0%                 $15,632,160   100.0%
                                                      =======       =====                  ===========   =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Pride International is completing tenant improvements and currently occupies approximately 50% of its space.

(3)  Under the terms of multiple leases, approximately 6,903 SF expire in
     December 2005, approximately 103,196 SF expire in November 2015 and approximately 867 SF expires in December 2025.

(4)  Under the terms of multiple leases, the tenant has 6 months of rent abatement on 42,672 SF ending on August 31, 2005. Thereafter, tenant shall pay $20.00 PSF.

(5)  Under the terms of multiple leases, approximately 6,857 SF expire in March
     2007 and approximately 42,672 SF expires in February 2015.

(6)  Under the terms of multiple leases, approximately 36,300 SF expire in June
     2007 and approximately 315 SF expires in December 2025.

-------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              CUMULATIVE
                                   WA BASE                                     CUMULATIVE     % OF ACTUAL     % OF ACTUAL
                  # OF LEASES      RENT/SF      TOTAL SF     % OF TOTAL SF       % OF SF          RENT           RENT
     YEAR           ROLLING        ROLLING       ROLLING        ROLLING*        ROLLING*        ROLLING*       ROLLING*
-------------------------------------------------------------------------------------------------------------------------

     2005               9          $ 16.42       37,241            3.9%             3.9%           3.9%            3.9%
     2006              20          $ 21.61      138,872           14.5%            18.4%          19.2%           23.1%
     2007              21          $ 20.96      111,553           11.6%            30.0%          15.0%           38.1%
     2008              20          $ 19.86       95,844           10.0%            40.0%          12.2%           50.2%
     2009              15          $ 19.49       80,732            8.4%            48.4%          10.1%           60.3%
     2010              10          $ 22.27       65,129            6.8%            55.2%           9.3%           69.6%
     2011               4          $ 20.08       69,003            7.2%            62.6%           8.9%           78.5%
     2012               3          $ 20.24       29,806            3.1%            65.7%           3.9%           82.3%
     2013               0          $  0.00            0            0.0%            65.7%           0.0%           82.3%
     2014               1          $ 14.31       13,628            1.4%            67.2%           1.2%           83.6%
     2015               7          $ 15.25      168,437           17.6%            84.8%          16.4%          100.0%
  Thereafter           27          $  0.00       11,023            1.1%            85.6%           0.0%          100.0%
    Vacant              0            NA         142,468           14.4%           100.0%           0.0%          100.0%
-------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                SAN FELIPE PLAZA
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "San Felipe Plaza Loan") is secured by a first deed of trust encumbering an office building located in Houston,
     Texas. The San Felipe Plaza Loan represents approximately 3.1% of the
     Cut-Off Date Pool Balance. The San Felipe Plaza Loan was originated on
     August 4, 2005, and has a principal balance as of the Cut-Off Date of
     $101,500,000. The San Felipe Plaza Loan provides for interest-only payments for the entire term.

     The San Felipe Plaza Loan has a remaining term of 58 months and matures on
     August 11, 2010. The San Felipe Plaza Loan may be prepaid on or after May
     11, 2010, and permits defeasance with United States government obligations beginning two years after the closing date.

o    THE BORROWER. The borrower is TPG-San Felipe Plaza, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the San Felipe Plaza Loan. The sponsor is TPG/CalSTRS, LLC. Thomas Properties Group, Inc. (Nasdaq: TPGI)
     is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. The California State Teachers' Retirement System is the
     largest teachers' retirement fund in the United States and third-largest public pension fund in the United States. CalSTRS has a total membership of approximately 754,000 (June 2004).

o    THE PROPERTY. The Mortgaged Property is an approximately 959,466 square foot office building situated on approximately 5.3 acres. The Mortgaged
     Property was constructed in 1984 and is located in Houston, Texas. As of
     August 1, 2005, the occupancy rate for the Mortgaged Property securing the
     San Felipe Plaza Loan was approximately 85.6%.

     The largest tenant is Pride International, Inc. ("Pride"), occupying approximately 110,966 square feet, or approximately 11.6% of the net rentable area. Pride is one of the world's largest drilling contractors.
     Pride provides contract drilling and related services to oil and gas companies worldwide, operating both offshore and on land in more than 30 countries and marine provinces. As of October 1, 2005, Pride is rated "Ba2"
     (Moody's), "BB" (S&P) and "BB-" (Fitch). Pride has multiple leases, with approximately 6,903 square feet expiring in December 2005, approximately
     103,196 square feet expiring in November 2015, and the remainder of the space expiring in December 2025. The second largest tenant is Jardine Lloyd
     Thompson ("JLT"), occupying approximately 49,529 square feet, or approximately 5.2% of the net rentable area. JLT is a risk management adviser and insurance and reinsurance broker. JLT is also a major provider of employee benefit administration services and related consultancy advice.
     JLT has multiple leases, with approximately 6,857 square feet expiring in
     March 2007, and the remainder expiring in February 2015. The third largest tenant is J. Walter Thompson, USA ("JWT"), occupying approximately 41,975 square feet, or approximately 4.4% of the net rentable area. JWT is an established advertising agency, which promotes consumer brands across the globe through more than 300 offices in almost 90 countries. As of October
     1, 2005, JWT is rated "Baa2" (Moody's), "BBB+" (S&P) and "BBB" (Fitch). The
     JWT lease expires in December 2006.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Thomas Properties Group, L.P. ("Thomas Properties"), an
     affiliate of the borrower, is the property manager for the Mortgaged
     Property securing the San Felipe Plaza Loan. Since its founding in 1996,
     Thomas Properties has developed, restructured or acquired properties with approximately 7.4 million rentable square feet of space in the West Coast and Mid-Atlantic regions of the United States. The management team at
     Thomas Properties has more than 20 years of experience in developing and managing commercial real estate in the Southwest United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                           EXTRA SPACE TEAMSTERS POOL
--------------------------------------------------------------------------------

                  [EXTRA SPACE TEAMSTERS POOL PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                           EXTRA SPACE TEAMSTERS POOL
--------------------------------------------------------------------------------

                    [EXTRA SPACE TEAMSTERS POOL MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                           EXTRA SPACE TEAMSTERS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $93,300,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   2.8%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                       Prudential Real Estate Investors
                                            on behalf of the Western Conference
                                                of Teamsters Pension Trust Fund
 TYPE OF SECURITY                                                       Various
 MORTGAGE RATE                                                           4.755%
 MATURITY DATE                                                  August 11, 2012
 AMORTIZATION TYPE                                                Interest Only
 INTEREST ONLY PERIOD                                                        84
 ORIGINAL TERM / AMORTIZATION                                           84 / IO
 REMAINING TERM / AMORTIZATION                                          82 / IO
 LOCKBOX                                                                   None
 SHADOW RATING (S&P/MOODY'S/FITCH)*                               BBB/Baa1/BBB-

 UP-FRONT RESERVES
   TAX                             Yes
   ENGINEERING                     $2,409,434

 ONGOING MONTHLY RESERVES
   TAX                             Yes

 ADDITIONAL FINANCING                                                      None
 CUT-OFF DATE BALANCE                                               $93,300,000
 CUT-OFF DATE BALANCE/SF                                                    $47
 CUT-OFF DATE LTV                                                         48.1%
 MATURITY DATE LTV                                                        48.1%
 UW DSCR ON NCF                                                           3.04x
--------------------------------------------------------------------------------

*    S&P, Moody's and Fitch have confirmed that the Extra Space Teamsters Pool
     Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               28
 LOCATION                                                                Various
 PROPERTY TYPE                                                      Self Storage
 SIZE (SF)                                                             1,969,198
 OCCUPANCY AS OF APRIL 30, 2005                                            81.0%
 YEAR BUILT / YEAR RENOVATED                                        Various / NA
 APPRAISED VALUE                                                    $193,810,000
 PROPERTY MANAGEMENT                                Extra Space Management, Inc.
 UW ECONOMIC OCCUPANCY                                                     83.9%
 UW REVENUES                                                         $22,757,969
 UW TOTAL EXPENSES                                                    $8,806,082
 UW NET OPERATING INCOME (NOI)                                       $13,951,887
 UW NET CASH FLOW (NCF)                                              $13,472,092
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                           EXTRA SPACE TEAMSTERS POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   EXTRA SPACE TEAMSTERS POOL
-------------------------------------------------------------------------------------------------
                                                                                      ALLOCATED
                                     ALLOCATED                                         CUT-OFF
                                      CUT-OFF        YEAR                                DATE
                                       DATE        BUILT /                SQUARE     BALANCE PER
          PROPERTY NAME               BALANCE     RENOVATED    UNITS      FOOTAGE    SQUARE FOOT
-------------------------------------------------------------------------------------------------

Extra Space Teamsters - River
  Edge, NJ ......................  $10,140,833      1999       1,074       97,790        $104
Extra Space Teamsters - Los
  Alamitos, CA ..................    7,116,886      1978         961       77,269        $ 92
Extra Space Teamsters -
  Secaucus, NJ ..................    6,663,037      1982       1,133      105,750        $ 63
Extra Space Teamsters -
  Reston, VA ....................    6,493,879      1995         826       93,655        $ 69
Extra Space Teamsters -
  Burtonsville, MD ..............    5,839,413      1999         723       79,750        $ 73
Extra Space Teamsters -
  Santee, CA ....................    5,139,117      1977         724       83,050        $ 62
Extra Space Teamsters - Santa
  Rosa, CA ......................    4,712,176      1986         990       96,345        $ 49
Extra Space Teamsters - North
  Lauderdale, FL ................    4,285,115      1986         815       80,336        $ 53
Extra Space Teamsters -
  Farmington Hills, MI ..........    3,810,299      1987         526       80,175        $ 48
Extra Space Teamsters - Egg
  Harbor Township, NJ ...........    3,572,870      2000         582       75,650        $ 47
Extra Space Teamsters -
  Miramar, FL ...................    3,290,309      1979       1,791      115,017        $ 29
Extra Space Teamsters -
  Dallas, TX ....................    3,102,316      1962         589       59,700        $ 52
Extra Space Teamsters - Fall
  River, MA .....................    3,081,771      1987         626       76,250        $ 40
Extra Space Teamsters -
  Richmond, VA ..................    2,936,608      1996         592       69,500        $ 42
Extra Space Teamsters -
  Fallbrook, CA .................    2,560,630      1985         460       49,000        $ 52
Extra Space Teamsters -
  Phoenix, AZ ...................    2,355,460      1985         703       60,750        $ 39
Extra Space Teamsters -
  Salisbury, MA .................    2,224,070      1988         471       58,600        $ 38
Extra Space Teamsters -
  Memphis (Winchester
  Road), TN .....................    2,223,767      1997         464       71,095        $ 31
Extra Space Teamsters -
  Scotts Valley, CA .............    2,128,972      1988         328       31,606        $ 67
Extra Space Teamsters -
  Waterford, MI .................    1,682,016      1982         483       46,450        $ 36
Extra Space Teamsters -
  Broomfield, CO ................    1,665,745      1995         421       54,725        $ 30
Extra Space Teamsters -
  Louisville, KY ................    1,398,313      1996         435       57,486        $ 24
Extra Space Teamsters -
  Saugerties, NY ................    1,384,979      1992         698       62,006        $ 22
Extra Space Teamsters -
  Memphis (Kirby Parkway),
  TN ............................    1,222,725      1998         489       57,075        $ 21
Extra Space Teamsters -
  Acworth, GA ...................    1,161,842      1982         480       62,379        $ 19
Extra Space Teamsters -
  Albuquerque, NM ...............    1,117,772      1990         369       31,650        $ 35
Extra Space Teamsters -
  Pasadena, TX ..................    1,008,401      1995         586       50,314        $ 20
Extra Space Teamsters -
  Columbus, OH ..................      980,679      1986         614       85,825        $ 11
                                   -----------                 -----      -------
                                   $93,300,000                18,953    1,969,198        $ 47
                                   ===========                ======    =========
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                            UNDERWRITTEN                  APPRAISED
                                                    UW           NET         APPRAISED      VALUE
          PROPERTY NAME            OCCUPANCY*   OCCUPANCY     CASH FLOW        VALUE       PER SF
-------------------------------------------------------------------------------------------------

Extra Space Teamsters - River
  Edge, NJ ......................      83.2%       87.6%    $ 1,091,275    $ 16,850,000     $172
Extra Space Teamsters - Los
  Alamitos, CA ..................      89.5%       90.0%      1,128,334      15,130,000     $196
Extra Space Teamsters -
  Secaucus, NJ ..................      87.6%       88.0%        915,062      13,610,000     $129
Extra Space Teamsters -
  Reston, VA ....................      73.3%       90.0%      1,052,025      13,950,000     $149
Extra Space Teamsters -
  Burtonsville, MD ..............      89.6%       90.0%        825,556      11,830,000     $148
Extra Space Teamsters -
  Santee, CA ....................      90.1%       90.0%        782,454      10,150,000     $122
Extra Space Teamsters - Santa
  Rosa, CA ......................      81.4%       84.1%        631,704       9,800,000     $102
Extra Space Teamsters - North
  Lauderdale, FL ................      90.7%       90.0%        639,242       9,250,000     $115
Extra Space Teamsters -
  Farmington Hills, MI ..........      89.4%       92.0%        517,591       8,380,000     $105
Extra Space Teamsters - Egg
  Harbor Township, NJ ...........      83.4%       85.0%        601,598       7,590,000     $100
Extra Space Teamsters -
  Miramar, FL ...................      60.5%       80.0%        762,205       7,500,000     $ 65
Extra Space Teamsters -
  Dallas, TX ....................      82.7%       79.8%        419,723       6,430,000     $108
Extra Space Teamsters - Fall
  River, MA .....................      73.5%       83.9%        374,453       5,910,000     $ 78
Extra Space Teamsters -
  Richmond, VA ..................      77.2%       85.0%        404,750       5,800,000     $ 83
Extra Space Teamsters -
  Fallbrook, CA .................      86.9%       80.3%        374,142       5,660,000     $116
Extra Space Teamsters -
  Phoenix, AZ ...................      85.0%       79.5%        337,971       5,000,000     $ 82
Extra Space Teamsters -
  Salisbury, MA .................      90.8%       87.4%        320,243       4,900,000     $ 84
Extra Space Teamsters -
  Memphis (Winchester
  Road), TN .....................      90.2%       82.5%        280,919       4,900,000     $ 69
Extra Space Teamsters -
  Scotts Valley, CA .............      85.4%       85.0%        296,034       4,330,000     $137
Extra Space Teamsters -
  Waterford, MI .................      68.3%       84.9%        215,461       3,200,000     $ 69
Extra Space Teamsters -
  Broomfield, CO ................      90.9%       87.5%        259,078       4,300,000     $ 79
Extra Space Teamsters -
  Louisville, KY ................      74.1%       75.7%        187,132       3,100,000     $ 54
Extra Space Teamsters -
  Saugerties, NY ................      57.9%       58.5%        151,684       2,760,000     $ 45
Extra Space Teamsters -
  Memphis (Kirby Parkway),
  TN ............................      76.7%       77.3%        185,350       3,200,000     $ 56
Extra Space Teamsters -
  Acworth, GA ...................      82.9%       80.1%        257,455       2,800,000     $ 45
Extra Space Teamsters -
  Albuquerque, NM ...............      95.2%       94.4%        163,604       2,400,000     $ 76
Extra Space Teamsters -
  Pasadena, TX ..................      76.4%       79.9%        146,790       2,450,000     $ 49
Extra Space Teamsters -
  Columbus, OH ..................      69.2%       74.0%        150,259       2,630,000     $ 31
                                                            -----------    ------------
                                       81.0%       83.9%    $13,472,092    $193,810,000     $ 98
                                                            ===========    ============
-------------------------------------------------------------------------------------------------

*    Occupancy date as of April 30, 2005 for all properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                           EXTRA SPACE TEAMSTERS POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Extra Space Teamsters Pool Loan") is
     secured by first mortgages or first deeds of trust encumbering fee or leasehold interests in 28 self storage properties located in California
     (5), New Jersey (3), Florida (2), Massachusetts (2), Michigan (2),
     Tennessee (2), Texas (2), Virginia (2), Arizona (1), Colorado (1), Georgia
     (1), Kentucky (1), Maryland (1), New Mexico (1), New York (1), and Ohio
     (1). The Extra Space Teamsters Pool Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The Extra Space Teamsters Pool Loan was
     originated on July 14, 2005, and has a principal balance as of the Cut-Off
     Date of $93,300,000. The Extra Space Teamsters Pool Loan provides for interest-only payments for the entire loan term.

     The Extra Space Teamsters Pool Loan has a remaining term of 82 months and matures on August 11, 2012. The Extra Space Teamsters Pool Loan may be
     prepaid with the payment of a yield maintenance charge after October 11,
     2007, or, at the borrowers' election, permits defeasance with United States government obligations beginning two years after the Closing Date. The loan may be prepaid on or after May 11, 2012, without the payment of a yield maintenance charge.

o    THE BORROWERS. The borrowers are ESS WCOT Owner LLC and ESS WCOT TX LP, each a special purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Extra Space Teamsters Pool Loan. The sponsors of the borrowers are the
     Prudential Insurance Company of America ("Prudential") and Extra Space Self
     Storage Inc. ("Extra Space"). Prudential is investing on behalf of the
     Western Conference of Teamsters Pension Trust Fund. Extra Space, the second largest operator of self storage facilities in the United States, is a publicly traded self storage REIT with a geographically diverse portfolio of approximately 630 properties in 34 states and the District of Columbia.

o    THE PROPERTIES. The Mortgaged Properties consist of 28 self storage facilities containing, in the aggregate, approximately 1,969,198 square feet. As of April 30, 2005, the occupancy rate for the Mortgaged Properties securing the Extra Space Teamsters Pool Loan was approximately 81.0%.

o    LOCKBOX ACCOUNT. The loan documents do not require a lockbox account.

o    MANAGEMENT. Extra Space Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space
     Teamsters Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               180 MADISON AVENUE
--------------------------------------------------------------------------------

                      [180 MADISON AVENUE PICTURES OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               180 MADISON AVENUE
--------------------------------------------------------------------------------

                        [180 MADISON AVENUE MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               180 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $75,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                              Ralph Sitt
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.480%
 MATURITY DATE                                                September 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                           Yes
   ENGINEERING                             $76,875
   TI/LC                                   $1,267,500
   OCCUPANCY CERTIFICATE RESERVE           $30,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                           Yes
   REPLACEMENT                             $4,208
   TI/LC*                                  $26,302

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $75,000,000
 CUT-OFF DATE BALANCE/SF                                                    $297
 CUT-OFF DATE LTV                                                          79.8%
 MATURITY DATE LTV                                                         71.3%
 UW DSCR ON NCF                                                            1.20x
--------------------------------------------------------------------------------

*    Capped at $1,500,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                          New York, NY
 PROPERTY TYPE                                                    Office -- CBD
 SIZE (SF)                                                              252,503
 OCCUPANCY AS OF JUNE 1, 2005                                             95.0%
 YEAR BUILT / YEAR RENOVATED                                        1927 / 1999
 APPRAISED VALUE                                                    $94,000,000
 PROPERTY MANAGEMENT                                  SITT Asset Management LLC
 UW ECONOMIC OCCUPANCY                                                    95.0%
 UW REVENUES                                                         $9,997,420
 UW TOTAL EXPENSES                                                   $3,670,008
 UW NET OPERATING INCOME (NOI)                                       $6,327,412
 UW NET CASH FLOW (NCF)                                              $6,116,489
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               180 MADISON AVENUE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET                                              DATE OF
                                       RATINGS         RENTABLE   RENTABLE    ACTUAL                      % OF           LEASE
                TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Vandale Industries, Inc. .......       NR/NR/NR         22,871        9.1%  $ 28.99     $  663,113         7.6%       December 2015
International Intimates, Inc. ..       NR/NR/NR         22,529        8.9   $ 35.24        793,811         9.1           March 2015
The Natori Company, Inc. .......       NR/NR/NR         21,759        8.6   $ 22.33        485,900         5.6       September 2015
Age Group, Ltd. ................       NR/NR/NR         19,480        7.7   $ 29.88        582,091         6.7        December 2014
Kellwood Company ...............       NR/NR/NR         17,621        7.0   $ 35.79        630,683         7.3     Multiple Spaces*
Non-major tenants ..............                       135,558       53.7   $ 40.84      5,536,328        63.7
Vacant .........................                        12,685        5.0                        0         0.0
                                                       -------      -----               ----------       -----
TOTAL ..........................                       252,503      100.0%              $8,691,926       100.0%
                                                       =======      =====               ==========       =====
-----------------------------------------------------------------------------------------------------------------------------------

* Under the terms of multiple leases approximately 11,434 SF expire in February
 2007 and approximately 6,187 SF expire in March 2008.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                                                                                                           CUMULATIVE
                                   WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     % OF ACTUAL
                  # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT           RENT
     YEAR           ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*       ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005               8          $ 33.69       16,120          6.4%            6.4%           6.2%            6.2%
     2006              11          $ 43.69       15,518          6.1%           12.5%           7.8%           14.0%
     2007              11          $ 38.14       26,701         10.6%           23.1%          11.7%           25.8%
     2008               5          $ 36.86       27,168         10.8%           33.9%          11.5%           37.3%
     2009               7          $ 38.10       15,058          6.0%           39.8%           6.6%           43.9%
     2010               1          $ 40.43        4,444          1.8%           41.6%           2.1%           46.0%
     2011               1          $ 41.94        9,893          3.9%           45.5%           4.8%           50.7%
     2012               0          $  0.00            0          0.0%           45.5%           0.0%           50.7%
     2013               1          $ 85.16        2,635          1.0%           46.5%           2.6%           53.3%
     2014               3          $ 33.51       21,802          8.6%           55.2%           8.4%           61.7%
     2015              14          $ 31.74       98,241         38.9%           94.1%          35.9%           97.6%
  Thereafter            1          $ 93.51        2,238          0.9%           95.0%           2.4%          100.0%
    Vacant              0            NA          12,685          5.0%          100.0%           0.0%          100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                               180 MADISON AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "180 Madison Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 180 Madison Avenue Loan represents approximately 2.3% of the
     Cut-Off Date Pool Balance. The 180 Madison Avenue Loan was originated on
     August 30, 2005, and has a principal balance as of the Cut-Off Date of
     $75,000,000. The 180 Madison Avenue Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed payments of principal and interest.

     The 180 Madison Avenue Loan has a remaining term of 119 months and matures on September 11, 2015. The 180 Madison Avenue Loan may be prepaid on or after June 11, 2015, and permits defeasance with United States government obligations beginning two years after the closing date.

o    THE BORROWER. The borrower is 180 Madison Owners LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 180 Madison Avenue Loan. The sponsors are Ralph Sitt and members of the Sitt Family, which owns and manages approximately 1.5 million square feet of commercial space throughout the United States. The Sitt Family owns a number of other buildings in the Garment District of New York City.

o    THE PROPERTY. The Mortgaged Property is an approximately 252,503 square foot office building situated on approximately 0.3 acres. The Mortgaged
     Property was constructed in 1927 and renovated in 1999. The Mortgaged
     Property is located in New York, New York. As of June 1, 2005, the occupancy rate for the Mortgaged Property securing the 180 Madison Avenue
     Loan was approximately 95.0%.

     The largest tenant is Vandale Industries, Inc. ("Vandale"), occupying approximately 22,871 square feet, or approximately 9.1% of the net rentable area. Vandale is a manufacturer of ladies and juniors fashion underwear and lingerie. The Vandale lease expires in December 2015. The second largest tenant is International Intimates, Inc. ("International Intimates"),
     occupying approximately 22,529 square feet, or approximately 8.9% of the net rentable area. International Intimates imports and manufactures undergarments and intimate apparel for women. The International Intimates lease expires in March 2015. The third largest tenant is The Natori
     Company, Inc. ("Natori"), occupying approximately 21,759 square feet, or approximately 8.6% of the net rentable area. Founded in 1977, Natori manufactures a collection of lingerie, daywear and eveningwear for women.
     The Natori lease expires in September 2015.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. SITT Asset Management LLC, an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the 180 Madison Avenue
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 2500 CITY WEST
--------------------------------------------------------------------------------

                        [2500 CITY WEST PICTURE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 2500 CITY WEST
--------------------------------------------------------------------------------

                          [2500 CITY WEST MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 2500 CITY WEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Nomura
 CUT-OFF DATE BALANCE                                              $70,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  2.1%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                                      TPG/CalSTRS, LLC
 TYPE OF SECURITY                                                          Fee
 MORTGAGE RATE                                                          5.280%
 MATURITY DATE                                                 August 11, 2010
 AMORTIZATION TYPE                                               Interest Only
 ORIGINAL TERM / AMORTIZATION                                          60 / IO
 REMAINING TERM / AMORTIZATION                                         58 / IO
 LOCKBOX                                                                   Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                                Yes
   ENGINEERING                             $125,000
   TI/LC(1)                                $773,965
   LEASE CONCESSION                         $80,430

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                Yes

 ADDITIONAL FINANCING(2)(3)                                               None

                                                                     WHOLE
                                                                    MORTGAGE
                                                                      LOAN
                                                                    (FULLY
                                             TRUST ASSET           DISBURSED)
                                             -----------          -----------
 CUT-OFF DATE BALANCE                        $70,000,000          $85,500,000
 CUT-OFF DATE BALANCE/SF                         $122                $149
 CUT-OFF DATE LTV                                72.9%               89.1%
 MATURITY DATE LTV                               72.9%               89.1%
 UW DSCR ON NCF                                  1.64x              1.27x(4)
--------------------------------------------------------------------------------

(1)  The reserve balance is comprised primarily of tenant improvements related to Alaniz and Schraeder, who will occupy 14,812 SF in November 2005.

(2)  B-Note provides for future advances upon satisfaction of certain conditions of up to $15,500,000 for approved capital and leasing expenditures. See
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans--General" and "--2500
     City West Loan" in the preliminary prospectus supplement.

(3)  Mezzanine debt is permitted up to a maximum amount of $11,600,000, subject to certain conditions set forth in the related Mortgage Loan documents and only after the B-Note loan is repaid.

(4)  The debt service coverage assumes that the B-Note, which will accrue interest at a floating rate, has (if fully advanced) a balance of
     $15,500,000 with an interest rate of 6.86%, is interest-only and has the same term as the Trust Asset.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Houston, TX
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               574,216
 OCCUPANCY AS OF AUGUST 1, 2005                                            91.7%

 YEAR BUILT / YEAR RENOVATED                                             1982/NA
 APPRAISED VALUE                                                     $96,000,000
 PROPERTY MANAGEMENT                                 Thomas Properties Group, LP
 UW ECONOMIC OCCUPANCY                                                     89.0%
 UW REVENUES                                                         $11,836,015
 UW TOTAL EXPENSES                                                    $5,695,729
 UW NET OPERATING INCOME (NOI)                                        $6,140,286
 UW NET CASH FLOW (NCF)                                               $6,140,286
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 2500 CITY WEST
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------

                                                                      % OF NET                              % OF
                                        RATINGS*       NET RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
              TENANT               MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Aspen Technologies ..............       B2/B/NR          113,305         19.7%   $ 18.08    $ 2,048,856      18.3%      July 2016
Horizon Offshore ................       NR/NR/NR          88,986         15.5    $ 24.41      2,171,844      19.4   November 2008
Sempra Energy ...................     Baa1/BBB+/A         45,778          8.0    $ 24.25      1,110,120       9.9    January 2007
Simulation Sciences .............       NR/NR/NR          45,058          7.8    $ 24.00      1,081,392       9.7      March 2006
Integrated Trade System .........       NR/NR/NR          37,111          6.5    $ 24.00        890,664       8.0   December 2007
Non-major tenants ...............                        196,137         34.2    $ 19.83      3,889,968      34.8
Vacant ..........................                         47,841          8.3                         0       0.0
                                                         -------        -----    -------    -----------     -----
TOTAL ...........................                        574,216        100.0%              $11,192,844     100.0%
                                                         =======        =====               ===========     =====
----------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------------------------
                                    LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------
                                                                                       CUMULATIVE
                  # OF     WA BASE                 % OF     CUMULATIVE       % OF         % OF
                 LEASES    RENT/SF    TOTAL SF   TOTAL SF     % OF SF    ACTUAL RENT   ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING   ROLLING*    ROLLING*      ROLLING*     ROLLING*
--------------------------------------------------------------------------------------------------

     2005           3      $ 20.77     24,139       4.2%         4.2%         4.5%          4.5%
     2006           4      $ 22.85     90,037      15.7%        19.9%        18.4%         22.9%
     2007           11     $ 23.45    125,299      21.8%        41.7%        26.2%         49.1%
     2008           7      $ 24.02     99,424      17.3%        59.0%        21.3%         70.4%
     2009           9      $ 17.87     45,963       8.0%        67.0%         7.3%         77.8%
     2010           5      $ 20.10     10,906       1.9%        68.9%         2.0%         79.7%
     2011           0      $  0.00          0       0.0%        68.9%         0.0%         79.7%
     2012           0      $  0.00          0       0.0%        68.9%         0.0%         79.7%
     2013           1      $ 18.00     22,888       4.0%        72.9%         3.7%         83.4%
     2014           0      $  0.00          0       0.0%        72.9%         0.0%         83.4%
     2015           0      $  0.00          0       0.0%        72.9%         0.0%         83.4%
  Thereafter        7      $ 17.43    106,555      18.6%        91.5%        16.6%        100.0%
    Vacant          0           NA     49,005       8.5%       100.0%         0.0%        100.0%
--------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 2500 CITY WEST
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "2500 City West Loan") is secured by a first deed of trust encumbering an office building located in Houston,
     Texas. The 2500 City West Loan represents approximately 2.1% of the Cut-Off
     Date Pool Balance. The 2500 City West Loan was originated on August 4,
     2005, and has a principal balance as of the Cut-Off Date of $70,000,000.
     The 2500 City West Loan provides for interest-only payments for the entire term.

     The 2500 City West Loan has a remaining term of 58 months and matures on
     August 11, 2010. The 2500 City West Loan may be prepaid on or after May 11,
     2010, and permits defeasance with United States government obligations beginning two years after the closing date.

o    THE BORROWER. The borrower is TPG-2500 Citywest, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 2500 City West Loan. The sponsor is TPG/CalSTRS, LLC., an affiliate of Thomas Properties Group, Inc.
     (Nasdaq: TPGI), a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. The California State Teachers' Retirement System is the largest teachers' retirement fund in the United States and third-largest public pension fund in the United States. As of June 2004,
     CalSTRS has a total membership of approximately 754,000.

o    THE PROPERTY. The Mortgaged Property is an approximately 574,216 square foot office building situated on approximately 6.3 acres. The Mortgaged
     Property was constructed in 1982. The Mortgaged Property is located in
     Houston, Texas. As of August 1, 2005, the occupancy rate for the Mortgaged
     Property securing the 2500 City West Loan was approximately 91.7%. The largest tenant is Aspen Technology, Inc. ("Aspen"), occupying approximately
     113,305 square feet, or approximately 19.7% of the net rentable area. Aspen provides packing and assembly services to companies and military suppliers and biomedical users, among others. Aspen was founded in 1981, and is now an international organization, with nearly half of Aspen's $326 million in revenues being generated outside the United States in 2004. The Aspen lease expires in July 2016. As of September 26, 2005, Aspen is rated "B2"
     (Moody's) and "B" (S&P). The second largest tenant is Horizon Offshore,
     Inc. ("Horizon Offshore"), occupying approximately 88,986 square feet, or approximately 15.5% of the net rentable area. Horizon Offshore is a company that provides offshore marine construction services to oil and gas companies on a contract basis. The Horizon Offshore lease expires in
     November 2008. The third largest tenant is Sempra Energy ("Sempra"), occupying approximately 45,778 square feet, or approximately 8.0% of the net rentable area. Sempra distributes natural gas to over 6.2 million customers and electricity to 1.3 million customers through its Southern
     California Gas (SoCal Gas) and San Diego Gas & Electric (SDG&E) utilities.
     The Sempra lease expires in January 2007. As of September 27, 2005, Sempra was rated "Baa1" (Moody's), "BBB+" (S&P) and "A" (Fitch).

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Thomas Properties Group, LP ("Thomas Properties"), an affiliate of the borrower, is the property manager for the Mortgaged Property securing the San Felipe Loan. Since its founding in 1996, Thomas Properties has developed, restructured or acquired properties with approximately 7.4 million rentable square feet of space in the West Coast and Mid-Atlantic regions of the United States. The management team at Thomas Properties has more than 20 years of experience in developing and managing commercial real estate in the Southwest United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                   BRYAN TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $69,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                           Tower Securities, LLC, Pengo Industries, Inc.
                                                  and Partridge Investments, LLC

 TYPE OF SECURITY                                              Fee and Leasehold
 MORTGAGE RATE                                                            5.110%
 MATURITY DATE                                                  October 11, 2010
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                           60 / 360
 REMAINING TERM / AMORTIZATION                                          60 / 360
 LOCKBOX                                                                    None
 UP-FRONT RESERVES
   TAX                                            Yes
   TI/LC                                      $50,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                        Yes/Springing
   REPLACEMENT                                 $9,352
   TI/LC (1)                                  $50,000

 ADDITIONAL FINANCING(2)                       B-note                 $4,840,000

                                                                  WHOLE
                                                                 MORTGAGE
                                            TRUST ASSET            LOAN
                                           -------------       -------------
 CUT-OFF DATE BALANCE                       $69,000,000         $73,840,000
 CUT-OFF DATE BALANCE/SF                        $61                 $66
 CUT-OFF DATE LTV                              74.8%               80.0%
 MATURITY DATE LTV                             69.1%               73.9%
 UW DSCR ON NCF                                1.47x               1.38x
--------------------------------------------------------------------------------

(1)  $600,000 escrowed annually in years 1 through 3, $1,000,000 in year 4 and
     $1,200,000 in year 5 for the Baylor Health System. The reserve may potentially be expanded by (i) a 100% cash flow sweep in the event Baylor
     Heath System gives notice to terminate its lease or (ii) $100,000 for 6 months in the event Trammell Crow Residential provides notice to terminate its lease.

(2)  Future unsecured debt is permitted.

                          [BRYAN TOWER PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                             Dallas, TX
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                             1,122,280
 OCCUPANCY AS OF AUGUST 31, 2005                                           69.1%
 YEAR BUILT / YEAR RENOVATED                                         1973 / 1999
 APPRAISED VALUE                                                     $92,300,000
 PROPERTY MANAGEMENT                                       Spire Realty Group LP
 UW ECONOMIC OCCUPANCY                                                     69.6%
 UW REVENUES                                                         $15,990,676
 UW TOTAL EXPENSES                                                    $7,932,057
 UW NET OPERATING INCOME (NOI)                                        $8,058,618
 UW NET CASH FLOW (NCF)                                               $6,629,701
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                  BRYAN TOWER
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                NET                                                 % OF        DATE OF
                              RATINGS*        RENTABLE      % OF NET      ACTUAL                   ACTUAL        LEASE
         TENANT          MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA   RENT PSF   ACTUAL RENT     RENT       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Baylor ................      NR/NR/NR          187,998        16.8%     $ 15.36     $ 2,887,649      25.1%     August 2010
Chase Bank ............      Aa3/A+/A+          91,558         8.2      $ 14.00       1,281,812      11.1     October 2010
Chubb Insurance .......       A2/A/A+           80,833         7.2      $ 16.25       1,313,536      11.4     October 2016
24 Hour Fitness .......       NR/B/NR           39,800         3.5      $ 10.36         412,328       3.6   September 2019
Trammell Crow .........      NR/NR/NR           35,010         3.1      $ 15.25         533,903       4.6    December 2011
Non-major tenants .....                        340,233        30.3      $ 14.98       5,096,021      44.2
Vacant ................                        346,848        30.9                            0       0.0
                                             ---------       -----                  -----------     -----
TOTAL .................                      1,122,280       100.0%                 $11,525,249     100.0%
                                             =========       =====                  ===========     =====
---------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL        CUMULATIVE
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        % OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*          ROLLING*
---------------------------------------------------------------------------------------------------------------------------

     2005            15        $ 15.01       59,260           5.3%            5.3%           7.7%              7.7%
     2006            19        $ 14.87       42,184           3.8%            9.0%           5.4%             13.2%
     2007            13        $ 15.63       39,582           3.5%           12.6%           5.4%             18.5%
     2008             5        $ 13.68       34,090           3.0%           15.6%           4.0%             22.6%
     2009             2        $ 15.44       26,650           2.4%           18.0%           3.6%             26.1%
     2010            15        $ 14.98      324,377          28.9%           46.9%          42.2%             68.3%
     2011             2        $ 15.58       62,555           5.6%           52.5%           8.5%             76.8%
     2012             4        $ 15.52       30,792           2.7%           55.2%           4.1%             80.9%
     2013             0        $  0.00            0           0.0%           55.2%           0.0%             80.9%
     2014             5        $ 13.47       34,018           3.0%           58.2%           4.0%             84.9%
     2015             2        $ 12.68        1,291           0.1%           58.3%           0.1%             85.0%
  Thereafter          2        $ 14.31      120,633          10.7%           69.1%          15.0%            100.0%
    Vacant            0             NA      346,848          30.9%          100.0%           0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                            6116 EXECUTIVE BOULEVARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $65,188,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   2.0%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                       Acquisition
 SPONSOR                                            Capital Property Associates
                                                            Limited Partnership
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.320%
 MATURITY DATE                                               September 11, 2015
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        12
 ORIGINAL TERM / AMORTIZATION                                         120 / 300
 REMAINING TERM / AMORTIZATION                                        119 / 300
 LOCKBOX                                                                    Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                      Yes
   ENGINEERING                        $5,250
   TI/LC                              $1,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                      Yes
   REPLACEMENT                        $2,588
   TI/LC*                             $18,750

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                               $65,188,000
 CUT-OFF DATE BALANCE/SF                                                   $315
 CUT-OFF DATE LTV                                                         79.7%
 MATURITY DATE LTV                                                        62.7%
 UW DSCR ON NCF                                                           1.20x
--------------------------------------------------------------------------------

*    The TI/LC escrow is capped at an aggregate amount of $2,125,000.

                   [6116 EXECUTIVE BOULEVARD PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Rockville, MD
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               207,055
 OCCUPANCY AS OF AUGUST 1, 2005                                            97.1%
 YEAR BUILT / YEAR RENOVATED                                           1989 / NA
 APPRAISED VALUE                                                     $81,800,000
 PROPERTY MANAGEMENT                                      CB Richard Ellis, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $7,956,406
 UW TOTAL EXPENSES                                                    $2,076,626
 UW NET OPERATING INCOME (NOI)                                        $5,879,781
 UW NET CASH FLOW (NCF)                                               $5,663,974
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                            6116 EXECUTIVE BOULEVARD
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                              % OF          DATE OF
                                       RATINGS(1)       RENTABLE   RENTABLE    ACTUAL       ACTUAL      ACTUAL          LEASE
                TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF       RENT        RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

National Institutes of Health ...     Aaa/AAA/AAA       178,979       86.4%    $ 39.15   $7,007,625       91.8%  Multiple Spaces(2)
Funds Management ................       NR/NR/NR          6,337        3.1     $ 25.67      162,671        2.1             May 2008
Buchbinder, Tunick & Company ....       NR/NR/NR          5,679        2.7     $ 24.70      140,271        1.8       September 2007
Wells Fargo .....................      Aa1/AA-/AA         5,436        2.6     $ 33.77      183,574        2.4        December 2005
Cardiology Consultants ..........       NR/NR/NR          2,662        1.3     $ 27.15       72,273        0.9        December 2007
Non-major tenants ...............                         2,000        1.0     $ 35.20       70,400        0.9
Vacant ..........................                         5,962        2.9                        0        0.0
                                                        -------      -----               ----------      -----
TOTAL ...........................                       207,055      100.0%              $7,636,814      100.0%
                                                        =======      =====               ==========      =====
------------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 13,478 SF expire in
     November 2007, approximately 98,007 SF expire in June 2009, approximately
     21,668 SF expire in October 2009, approximately 20,340 SF expire in June
     2010, approximately 8,612 SF expire in November 2011 and approximately
     16,874 SF expire in May 2012.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005             1        $ 33.77        5,436           2.6%            2.6%           2.4%             2.4%
     2006             0        $  0.00            0           0.0%            2.6%           0.0%             2.4%
     2007             4        $ 32.86       21,819          10.5%           13.2%           9.4%            11.8%
     2008             2        $ 25.67        6,337           3.1%           16.2%           2.1%            13.9%
     2009            16        $ 38.69      121,675          58.8%           75.0%          61.6%            75.6%
     2010             1        $ 41.60       20,340           9.8%           84.8%          11.1%            86.6%
     2011             1        $ 40.51        8,612           4.2%           89.0%           4.6%            91.2%
     2012             6        $ 39.77       16,874           8.1%           97.1%           8.8%           100.0%
     2013             0        $  0.00            0           0.0%           97.1%           0.0%           100.0%
     2014             0        $  0.00            0           0.0%           97.1%           0.0%           100.0%
     2015             0        $  0.00            0           0.0%           97.1%           0.0%           100.0%
  Thereafter          0        $  0.00            0           0.0%           97.1%           0.0%           100.0%
    Vacant            0             NA        5,962           2.9%          100.0%           0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 FATH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     Nomura
 CUT-OFF DATE BALANCE                                                $63,516,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.9%
 NUMBER OF MORTGAGE LOANS(1)                                                   7
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                           Harry J. Fath
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.200%
 MATURITY DATE                                                  October 11, 2012
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         24
 ORIGINAL TERM / AMORTIZATION                                           84 / 360
 REMAINING TERM / AMORTIZATION                                          84 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                   Yes
   ENGINEERING                     $66,250(2)
   SURVEY                          $25,000(3)

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                   Yes
   REPLACEMENT                     $40,749

 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE BALANCE                                                $63,516,000
 CUT-OFF DATE BALANCE/UNIT                                               $32,673
 CUT-OFF DATE LTV                                                          77.6%
 MATURITY DATE LTV                                                         71.7%
 UW DSCR ON NCF                                                            1.28x
--------------------------------------------------------------------------------

(1)  Borrower may release individual loans from cross-collateralization and cross-default provisions upon the satisfaction of certain conditions contained in the related Mortgage Loan documents.

(2)  Only 4 of the 7 Mortgaged Properties have upfront engineering escrows.

(3)  The reserve is held in connection with the to FATH -- Princeton Court
     Mortgaged Property.

                        [FATH PORTFOLIO PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                7
 LOCATION                                                                Various
 PROPERTY TYPE                                       Multifamily -- Conventional
 SIZE (UNITS)                                                              1,944
 OCCUPANCY AS OF VARIOUS                                                   83.2%
 YEAR BUILT / YEAR RENOVATED                                     Various/Various
 APPRAISED VALUE                                                     $81,900,000
 PROPERTY MANAGEMENT                                     Fath Management Company
 UW ECONOMIC OCCUPANCY                                                     76.8%
 UW REVENUES                                                         $10,861,389
 UW TOTAL EXPENSES                                                    $5,019,662
 UW NET OPERATING INCOME (NOI)                                        $5,841,727
 UW NET CASH FLOW (NCF)                                               $5,355,977
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                 FATH PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                       FATH PORTFOLIO
---------------------------------------------------------------------------------------------
                                        APPROXIMATE      APPROXIMATE                  ACTUAL
UNIT MIX             NO. OF UNITS     UNIT SIZE (SF)       NRA (SF)      % OF NRA      RENT
---------------------------------------------------------------------------------------------

 Studio .........           25               499             12,475          0.8%     $486
 1 BR ...........        1,068               656            700,608         44.7      $505
 2 BR ...........          731               947            692,257         44.1      $652
 3 BR ...........          120             1,362            163,440         10.4      $894
                         -----                            ---------        -----
TOTAL ...........        1,944               807          1,568,780        100.0%     $584
---------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                        CROSSINGS AT CORONA -- PHASE III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     Nomura
 CUT-OFF DATE BALANCE                                                $62,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.9%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                 David Murdock, David Murdock as Trustee
                                            of the David H. Murdock Living Trust
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.020%
 MATURITY DATE                                                     July 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         35
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         117 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   LETTER OF CREDIT(1)                $13,000,000
   RENT CONCESSION(2)                 $403,707
   TRANSFER                           $500

 ADDITIONAL FINANCING(3)                                                    None

 CUT-OFF DATE BALANCE                                                $62,000,000
 CUT-OFF DATE BALANCE/SF                                                    $276
 CUT-OFF DATE LTV                                                          80.0%
 MATURITY DATE LTV                                                         70.7%
 UW DSCR ON NCF(4)                                                         1.29x
--------------------------------------------------------------------------------

(1)  The letter of credit can be substituted for a smaller letter of credit once every 3 months as additional space at the Mortgaged Property is leased.

(2)  The reserve will be used to pay out the number of months of free rent/rent abatement periods for identified leases.

(3)  Future mezzanine financing is permitted subject to (i) LTV of no more than
     80%, (ii) DSCR of 1.20x, and (iii) the borrower must execute an intercreditor and standstill agreement.

(4)  The debt service coverage ratio was calculated by taking into account various assumptions regarding the financial performance of the related
     Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

               [CROSSINGS AT CORONA -- PHASE III PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                            Corona, CA
 PROPERTY TYPE                                               Retail -- Anchored
 SIZE (SF)                                                              224,509
 OCCUPANCY AS OF JULY 31, 2005                                            81.4%
 YEAR BUILT / YEAR RENOVATED                                            2004/NA
 APPRAISED VALUE                                                    $77,500,000
 PROPERTY MANAGEMENT                                Castle & Cooke Corona, Inc.
 UW ECONOMIC OCCUPANCY                                                    94.8%
 UW REVENUES                                                         $6,619,747
 UW TOTAL EXPENSES                                                   $1,357,143
 UW NET OPERATING INCOME (NOI)                                       $5,262,604
 UW NET CASH FLOW (NCF)                                              $5,150,702
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                        CROSSINGS AT CORONA -- PHASE III
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               NET      % OF NET                              % OF
                                              RATINGS*       RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
                  TENANT                 MOODY'S/S&P/FITCH  AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Edwards Theatres, Inc. ................       NR/NR/NR        80,585       35.9%  $ 19.00     $1,531,115       35.6%  November 2019
Barnes & Noble Booksellers, Inc. ......      Ba2/NR/NR        25,023       11.1   $ 15.17        379,599        8.8    January 2015
Pier 1 Imports (U.S.), Inc. ...........      Ba2/BB/NR        10,800        4.8   $ 21.00        226,800        5.3      April 2015
BJ's Restaurant, Inc. .................       NR/NR/NR         8,500        3.8   $ 24.71        210,000        4.9      April 2020
University Restaurant Group, Inc. dba
  King's Seafood Company ..............       NR/NR/NR         8,000        3.6   $ 26.25        210,000        4.9    January 2021
Non-major tenants .....................                       49,835       22.2   $ 35.07      1,747,839       40.6
Vacant ................................                       41,766       18.6                        0        0.0
                                                             -------      -----               ----------      -----
TOTAL .................................                      224,509      100.0%              $4,305,353      100.0%
                                                             =======      =====               ==========      =====
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   CUMULATIVE
                                  WA BASE                                      CUMULATIVE                             % OF
                  # OF LEASES     RENT/SF     TOTAL SF       % OF TOTAL           % OF           % OF ACTUAL       ACTUAL RENT
   YEAR (1)         ROLLING       ROLLING      ROLLING     SF ROLLING(2)     SF ROLLING(2)     RENT ROLLING(2)     ROLLING(2)
------------------------------------------------------------------------------------------------------------------------------

     2005               0        $  0.00            0            0.0%              0.0%               0.0%              0.0%
     2006               0        $  0.00            0            0.0%              0.0%               0.0%              0.0%
     2007               0        $  0.00            0            0.0%              0.0%               0.0%              0.0%
     2008               0        $  0.00            0            0.0%              0.0%               0.0%              0.0%
     2009               0        $  0.00            0            0.0%              0.0%               0.0%              0.0%
     2010               4        $ 39.45        8,330            3.7%              3.7%               7.6%              7.6%
     2011               4        $ 41.13        5,876            2.6%              6.3%               5.6%             13.3%
     2012               0        $  0.00            0            0.0%              6.3%               0.0%             13.3%
     2013               0        $  0.00            0            0.0%              6.3%               0.0%             13.3%
     2014               0        $  0.00            0            0.0%              6.3%               0.0%             13.3%
     2015               6        $ 20.48       43,138           19.2%             25.5%              20.5%             33.8%
  Thereafter           11        $ 22.73      125,399           55.9%             81.4%              66.2%            100.0%
    Vacant              0           NA         41,766           18.6%            100.0%               0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------

(1)  Assumed estimated lease start dates for some tenants.

(2)  Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                       HILTON GARDEN INN -- WASHINGTON, DC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $61,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.9%

 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                RLJ Capital Partners LLC
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.450%
 MATURITY DATE                                                  October 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                          120 / 300
 REMAINING TERM / AMORTIZATION                                         120 / 300
 LOCKBOX                                                               Springing

 UP-FRONT RESERVES
   TAX                          Yes

 ONGOING MONTHLY RESERVES
   TAX                          Yes
   FF&E                         4% of prior month's gross revenue

 ADDITIONAL FINANCING*                                                      None

 CUT-OFF DATE BALANCE                                                $61,000,000
 CUT-OFF DATE BALANCE/ROOM                                              $203,333
 CUT-OFF DATE LTV                                                          69.9%
 MATURITY DATE LTV                                                         62.6%
 UW DSCR ON NCF                                                            1.35x
--------------------------------------------------------------------------------

*    Future mezzanine debt is permitted.

              [HILTON GARDEN INN -- WASHINGTON, DC PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                        Washington, DC
 PROPERTY TYPE                                      Hospitality -- Full Service
 SIZE (ROOMS)                                                               300
 OCCUPANCY AS OF JULY 31, 2005 (TTM)                                      84.6%
 YEAR BUILT / YEAR RENOVATED                                          2000 / NA
 APPRAISED VALUE                                                    $87,300,000
 PROPERTY MANAGEMENT                                          Urgo Hotels, L.P.
 UW ECONOMIC OCCUPANCY                                                    83.5%
 UW REVENUES                                                        $16,231,155
 UW TOTAL EXPENSES                                                   $9,532,801
 UW NET OPERATING INCOME (NOI)                                       $6,698,354
 UW NET CASH FLOW (NCF)                                              $6,049,108
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                       HILTON GARDEN INN -- WASHINGTON, DC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       HILTON GARDEN INN -- WASHINGTON, DC
--------------------------------------------------------------------------------
 GUESTROOM MIX                                                    NO. OF ROOMS
--------------------------------------------------------------------------------
 King .........................................................           185
 Double Double ................................................            95
 Suites .......................................................            20
                                                                        -----
   TOTAL ......................................................           300

 MEETING/BANQUET ROOMS                                            SQUARE FEET
-------------------------------------------------------------------------------
 Georgetown Room ..............................................         1,207
 Capital Hill Room ............................................           483
 Cleveland Park Room ..........................................           541
                                                                        -----
   TOTAL ......................................................         2,231

 FOOD AND BEVERAGE                                                    SEATING
-------------------------------------------------------------------------------
 Great American Grille ........................................           127
 Pavillion Lounge .............................................            30
                                                                        -----
   TOTAL ......................................................           157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
 Year ..........................................................    2004 - 2005
 Latest Period .................................................  T12-7/31/2005
 Occupancy .....................................................          84.6%
 ADR ...........................................................        $149.36
 REVPAR ........................................................        $126.30
 UW Occupancy ..................................................          83.5%
 UW ADR ........................................................        $154.00
 UW REVPAR .....................................................        $128.59
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                  1370 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $60,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                              Ralph Sitt
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.400%
 MATURITY DATE                                                  October 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   ENGINEERING                               $100,250
   TI/LC                                   $1,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                  Yes
   REPLACEMENT                                 $3,131
   TI/LC                                      $20,876

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $60,000,000
 CUT-OFF DATE BALANCE/SF                                                    $240
 CUT-OFF DATE LTV                                                          80.0%
 MATURITY DATE LTV                                                         71.4%
 UW DSCR ON NCF                                                            1.20x
--------------------------------------------------------------------------------

                         [1370 BROADWAY PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               250,517
 OCCUPANCY AS OF APRIL 6, 2005                                             93.8%
 YEAR BUILT / YEAR RENOVATED                                         1922 / 1995
 APPRAISED VALUE                                                     $75,000,000
 PROPERTY MANAGEMENT                                   SITT Asset Management LLC
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $8,606,993
 UW TOTAL EXPENSES                                                    $3,588,573
 UW NET OPERATING INCOME (NOI)                                        $5,018,420
 UW NET CASH FLOW (NCF)                                               $4,859,627
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                  1370 BROADWAY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF NET                             % OF
                                          RATINGS        NET RENTABLE   RENTABLE    ACTUAL                  ACTUAL    DATE OF LEASE
                TENANT               MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF  ACTUAL RENT     RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Rosenthal & Rosenthal, Inc. .......       NR/NR/NR           52,938        21.1%  $ 31.20    $1,651,560       23.2%      March 2012
Paul Davril, Inc. (Kenneth Cole) ..       NR/NR/NR           40,353        16.1   $ 28.34     1,143,602       16.0    February 2015
Espirit US Distribution Limited ...       NR/NR/NR           28,562        11.4   $ 30.00       856,860       12.0   September 2007
Outer Stuff, Ltd. .................       NR/NR/NR           22,156         8.8   $ 32.75       725,507       10.2    February 2012
Big Manhattan, Inc. ...............       NR/NR/NR           15,856         6.3   $ 27.54       436,674        6.1         May 2014
Non-major tenants .................                          75,129        30.0   $ 30.79     2,312,876       32.5
Vacant ............................                          15,523         6.2                       0        0.0
                                                             ------       -----              ----------      -----
TOTAL .............................                         250,517       100.0%             $7,127,079      100.0%
                                                            =======       =====              ==========      =====
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF      WA BASE                                  CUMULATIVE                        CUMULATIVE %
                   LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING     ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005             1      $  0.00            0           0.0%            0.0%            0.1%              0.1%
     2006             3      $ 31.42        6,581           2.6%            2.6%            2.9%              3.0%
     2007             3      $ 31.24       40,295          16.1%           18.7%           17.7%             20.6%
     2008             2      $ 99.65          135           0.1%           18.8%            0.2%             20.8%
     2009             1      $ 30.90        1,128           0.5%           19.2%            0.5%             21.3%
     2010             1      $ 52.17        6,200           2.5%           21.7%            4.5%             25.8%
     2011             0      $  0.00            0           0.0%           21.7%            0.0%             25.8%
     2012             5      $ 30.52       90,950          36.3%           58.0%           38.9%             64.8%
     2013             1      $ 26.14        8,000           3.2%           61.2%            2.9%             67.7%
     2014             4      $ 28.00       36,352          14.5%           75.7%           14.3%             82.0%
     2015             5      $ 28.30       45,353          18.1%           93.8%           18.0%            100.0%
  Thereafter          0      $  0.00            0           0.0%           93.8%            0.0%            100.0%
    Vacant            0         NA         15,523           6.2%          100.0%            0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              EXTRA SPACE VRS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $52,100,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
                                             Prudential Real Estate Investors on
 SPONSOR                                behalf of the Virginia Retirement System
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.755%
 MATURITY DATE                                                   August 11, 2012
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                            84 / IO
 REMAINING TERM / AMORTIZATION                                           82 / IO
 LOCKBOX                                                                    None
 SHADOW RATING (S&P/MOODY'S/FITCH)*                                  AAA/Aa1/AAA

 UP-FRONT RESERVES
   TAX                                          Yes
   ENGINEERING                             $880,040

 ONGOING MONTHLY RESERVES
   TAX                                          Yes

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $52,100,000
 CUT-OFF DATE BALANCE/SF                                                     $38
 CUT-OFF DATE LTV                                                          34.7%
 MATURITY DATE LTV                                                         34.7%
 UW DSCR ON NCF                                                            3.76x
--------------------------------------------------------------------------------

*    S&P, Moody's and Fitch have confirmed that the Extra Space VRS Pool Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.

                     [EXTRA SPACE VRS POOL PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               22
 LOCATION                                                                Various
 PROPERTY TYPE                                                      Self Storage
 SIZE (SF)                                                             1,367,692
 OCCUPANCY AS OF VARIOUS*                                                  80.6%
 YEAR BUILT / YEAR RENOVATED                                        Various / NA
 APPRAISED VALUE                                                    $150,360,000
 PROPERTY MANAGEMENT                                Extra Space Management, Inc.
 UW ECONOMIC OCCUPANCY                                                     77.4%
 UW REVENUES                                                         $16,273,240
 UW TOTAL EXPENSES                                                    $6,648,835
 UW NET OPERATING INCOME (NOI)                                        $9,624,405
 UW NET CASH FLOW (NCF)                                               $9,304,214
--------------------------------------------------------------------------------

*    Occupancy as of April 30, 2005 for all Mortgaged Properties except the
     Extra Space VRS-Clute, TX Mortgaged Property which is as of June 30, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                              EXTRA SPACE VRS POOL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                  EXTRA SPACE VRS POOL
----------------------------------------------------------------------------------------

                                     CUT-OFF DATE   YEAR BUILT /               SQUARE
           PROPERTY NAME                BALANCE       RENOVATED     UNITS      FOOTAGE
----------------------------------------------------------------------------------------

Extra Space VRS -- Long Island
  City, NY ........................  $ 6,652,622        2000        1,609      103,617
Extra Space VRS -- Wheaton, MD ....    5,011,908        1988          873       92,525
Extra Space VRS -- Long
  Beach, CA .......................    4,325,377        1987          990       79,436
Extra Space VRS -- Germantown, MD .    4,307,877        1990          970       82,795
Extra Space VRS -- Lodi, NJ .......    3,459,626        2000          601       72,950
Extra Space VRS -- Huntington
  Beach, CA .......................    3,192,749        1986          732       63,396
Extra Space VRS -- Davie, FL ......    3,144,123        1987        1,071       87,149
Extra Space VRS -- Beaverton, OR ..    2,837,523        1989          652       63,650
Extra Space VRS -- Lincoln
  Park, MI ........................    2,577,922        1988          793       87,150
Extra Space VRS -- North
  Attleborough, MA ................    2,467,708        1986          671       70,475
Extra Space VRS -- Las Vegas, NV ..    1,790,147        1989          528       51,780
Extra Space VRS -- Campbell, CA ...    1,680,066        1984          450       28,508
Extra Space VRS -- Dallas, TX .....    1,601,717        1995          486       53,967
Extra Space VRS -- Stone
  Mountain, GA ....................    1,317,536        1987          627       81,660
Extra Space VRS -- Miami, FL ......    1,158,604        1971          792       36,863
Extra Space VRS --
  Albuquerque, NM .................    1,156,030        1987          488       49,034
Extra Space VRS -- Baldwin
  Park, CA ........................    1,113,919        1975          381       36,378
Extra Space VRS -- Flanders, NJ ...    1,072,090        1988          209       24,940
Extra Space VRS -- Clute, TX ......      964,631        1978          590       59,999
Extra Space VRS -- Memphis
  (Gateway Drive), TN .............      940,324        1987          396       50,600
Extra Space VRS -- Joliet, IL .....      767,750        2000          491       63,450
Extra Space VRS -- Memphis
  (Madison Avenue), TN ............      559,751        1982          282       27,370
                                     -----------                    -----      -------
                                     $52,100,000                   14,682    1,367,692
                                     ===========                   ======    =========
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                     CUT-OFF DATE                                                           APPRAISED
                                      BALANCE PER                    UW       UNDERWRITTEN     APPRAISED      VALUE
           PROPERTY NAME              SQUARE FOOT   OCCUPANCY*   OCCUPANCY   NET CASH FLOW       VALUE       PER SF
---------------------------------------------------------------------------------------------------------------------

Extra Space VRS -- Long Island
  City, NY ........................       $64           90.7%       71.2%      $1,225,037    $ 20,920,000     $202
Extra Space VRS -- Wheaton, MD ....       $54           78.7%       80.0%         962,460      14,100,000     $152
Extra Space VRS -- Long
  Beach, CA .......................       $54           91.1%       83.0%         761,538      12,000,000     $151
Extra Space VRS --
  Germantown, MD ..................       $52           86.1%       81.2%         847,914      12,900,000     $156
Extra Space VRS -- Lodi, NJ .......       $47           79.7%       79.6%         599,789       9,270,000     $127
Extra Space VRS -- Huntington
  Beach, CA .......................       $50           87.5%       83.2%         543,157       8,700,000     $137
Extra Space VRS -- Davie, FL ......       $36           78.0%       77.2%         465,236       8,250,000     $ 95
Extra Space VRS -- Beaverton, OR ..       $45           82.0%       78.3%         536,171       8,230,000     $129
Extra Space VRS -- Lincoln
  Park, MI ........................       $30           67.7%       68.0%         405,257       6,720,000     $ 77
Extra Space VRS -- North
  Attleborough, MA ................       $35           71.8%       82.9%         444,775       7,100,000     $101
Extra Space VRS -- Las Vegas, NV ..       $35           90.4%       78.7%         352,997       5,400,000     $104
Extra Space VRS -- Campbell, CA ...       $59           91.3%       92.8%         326,916       5,100,000     $179
Extra Space VRS -- Dallas, TX .....       $30           76.2%       82.1%         287,894       4,480,000     $ 83
Extra Space VRS -- Stone
  Mountain, GA ....................       $16           72.4%       78.0%         267,754       3,600,000     $ 44
Extra Space VRS -- Miami, FL ......       $31           73.2%       69.6%         166,575       3,300,000     $ 90
Extra Space VRS --
  Albuquerque, NM .................       $24           85.9%       84.6%         206,190       3,300,000     $ 67
Extra Space VRS -- Baldwin
  Park, CA ........................       $31           86.6%       69.0%         207,211       3,550,000     $ 98
Extra Space VRS -- Flanders, NJ ...       $43           82.5%       85.0%         196,191       3,320,000     $133
Extra Space VRS -- Clute, TX ......       $16           82.8%       71.4%         129,134       2,540,000     $ 42
Extra Space VRS -- Memphis
  (Gateway Drive), TN .............       $19           83.9%       87.7%         160,187       2,780,000     $ 55
Extra Space VRS -- Joliet, IL .....       $12           65.8%       56.5%          99,503       3,000,000     $ 47
Extra Space VRS -- Memphis
  (Madison Avenue), TN ............       $20           74.8%       76.4%         112,325       1,800,000     $ 66
                                                                               ----------    ------------
                                          $38           80.6%       77.4%      $9,304,214    $150,360,000     $110
                                                                               ==========    ============
---------------------------------------------------------------------------------------------------------------------

*    Occupancy date as of April 30, 2005 for all Mortgaged Properties, except the Clute, TX Mortgaged Property, which has an occupancy date as of June
     30, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                            CITY PLACE RETAIL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $51,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                       Said Shooshani and Homa Shooshani
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.920%
 MATURITY DATE                                                   August 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          118 / IO
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
    TAX                              Yes

 ONGOING MONTHLY RESERVES
   TAX                               Yes
   INSURANCE                         Springing
   REPLACEMENT                       $1,852

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $51,000,000
 CUT-OFF DATE BALANCE/SF                                                    $149
 CUT-OFF DATE LTV                                                          69.0%
 MATURITY DATE LTV                                                         69.0%
 UW DSCR ON NCF                                                            1.59x
--------------------------------------------------------------------------------

                   [CITY PLACE RETAIL CENTER PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Long Beach, CA
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               342,068
 OCCUPANCY AS OF JULY 1, 2005                                              87.9%
 YEAR BUILT / YEAR RENOVATED                                           2003 / NA
 APPRAISED VALUE                                                     $73,900,000
 PROPERTY MANAGEMENT                               TEC Property Management, Inc.
 UW ECONOMIC OCCUPANCY                                                     84.6%
 UW REVENUES                                                          $6,277,262
 UW TOTAL EXPENSES                                                    $2,141,468
 UW NET OPERATING INCOME (NOI)                                        $4,135,795
 UW NET CASH FLOW (NCF)                                               $3,981,232
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                            CITY PLACE RETAIL CENTER
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET    ACTUAL                    % OF        DATE OF
                                    RATINGS*        RENTABLE   RENTABLE     RENT                    ACTUAL        LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF     ACTUAL RENT     RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Wal-Mart ....................      Aa2/AA/AA        134,147       39.2%   $  9.15    $1,227,445       27.0%   October 2022
Nordstrom Rack ..............     Baa1/A-/A-         30,216        8.8    $ 13.95       421,513        9.3     August 2012
Ross Dress for Less .........      NR/BBB/NR         28,900        8.4    $  8.47       244,905        5.4    January 2013
Anna's Linens ...............      NR/NR/NR          11,875        3.5    $ 16.00       190,000        4.2   November 2012
Big 5 .......................      NR/NR/NR          10,281        3.0    $ 13.00       133,653        2.9    January 2015
Non-major tenants ...........                        85,163       24.9    $ 27.26     2,321,832       51.1
Vacant ......................                        41,486       12.1                        0        0.0
                                                    -------      -----               ----------      -----
TOTAL .......................                       342,068      100.0%              $4,539,349      100.0%
                                                    =======      =====               ==========      =====
---------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                                                                                              % OF
                                  WA BASE                                    CUMULATIVE      ACTUAL       CUMULATIVE
                  # OF LEASES     RENT/SF     TOTAL SF     % OF TOTAL SF       % OF SF        RENT        % OF ACTUAL
     YEAR           ROLLING       ROLLING      ROLLING        ROLLING*        ROLLING*      ROLLING*     RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005               0        $  0.00            0            0.0%             0.0%         0.0%            0.0%
     2006               1        $ 38.88          750            0.2%             0.2%         0.6%            0.6%
     2007               3        $ 36.88        4,572            1.3%             1.6%         3.7%            4.4%
     2008              11        $ 28.55       21,887            6.4%             8.0%        13.8%           18.1%
     2009               4        $ 27.48        5,078            1.5%             9.4%         3.1%           21.2%
     2010               8        $ 25.40       17,205            5.0%            14.5%         9.6%           30.8%
     2011               0        $  0.00            0            0.0%            14.5%         0.0%           30.8%
     2012               4        $ 16.43       47,164           13.8%            28.3%        17.1%           47.9%
     2013               8        $ 15.17       43,039           12.6%            40.8%        14.4%           62.3%
     2014               3        $ 22.79       13,085            3.8%            44.7%         6.6%           68.8%
     2015               3        $ 13.69       13,655            4.0%            48.7%         4.1%           73.0%
  Thereafter            1        $  9.15      134,147           39.2%            87.9%        27.0%          100.0%
    Vacant              0           NA         41,486           12.1%           100.0%         0.0%          100.0%
----------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                             110 NORTH WACKER DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $48,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.5%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                                GGP Limited Partnership
 TYPE OF SECURITY                                                     Leasehold
 MORTGAGE RATE                                                           5.000%
 MATURITY DATE                                                 October 11, 2010
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                      None
 ORIGINAL TERM / AMORTIZATION                                          60 / 360
 REMAINING TERM / AMORTIZATION                                         60 / 360
 LOCKBOX                                                              Springing

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE(1)                   Springing
   REPLACEMENT(1)                       Springing

 ADDITIONAL FINANCING(2)                                                   None

 CUT-OFF DATE BALANCE(3)                                            $48,000,000
 CUT-OFF DATE BALANCE/SF                                                   $212
 CUT-OFF DATE LTV                                                         74.7%
 MATURITY DATE LTV                                                        68.8%
 UW DSCR ON NCF                                                           1.52x
--------------------------------------------------------------------------------

(1)  Upon (a) the occurrence of an event of default under the related Mortgage
     Loan documents or (b) the failure of the Mortgaged Property to meet certain financial covenants, reserves for taxes, insurance and replacements are required.

(2)  Additional future mezzanine debt and future unsecured debt are permitted.

(3)  GGP provides a guarantee with respect to the last $16,000,000 of the loan amount.

                    [110 NORTH WACKER DRIVE PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Chicago, IL
 PROPERTY TYPE                                                      Office - CBD
 SIZE (SF)                                                               226,750
 OCCUPANCY AS OF AUGUST 8, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                         1952 / 2005
 APPRAISED VALUE                                                     $64,300,000
 PROPERTY MANAGEMENT                             General Growth Management, Inc.
 UW ECONOMIC OCCUPANCY                                                    100.0%
 UW REVENUES                                                          $4,809,368
 UW TOTAL EXPENSES                                                       $93,094
 UW NET OPERATING INCOME (NOI)                                        $4,716,274
 UW NET CASH FLOW (NCF)                                               $4,693,599
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                             110 NORTH WACKER DRIVE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                               % OF
                                          RATINGS         RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
                 TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

General Growth Management, Inc. ...       NR/NR/NR        226,750      100.0%  $ 21.21     $4,809,368       100.0%   October 2019
Vacant ............................                             0        0.0                        0         0.0
                                                          -------      -----               ----------       -----
TOTAL .............................                       226,750      100.0%              $4,809,368       100.0%
                                                          =======      =====               ==========       =====
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------
              # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE %
             LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
  YEAR      ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------

  2019         1         $ 21.21     226,750           100.0%         100.0%           100.0%            100.0%
------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                  PARK PLACE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $44,687,500
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                     Marc J. Paul, Robert A. Robotti and
                                            Secured California Investments, Inc.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.330%
 MATURITY DATE                                                 November 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          120 / IO
 LOCKBOX                                                                     Yes

 UPFRONT RESERVES
   TAX/INSURANCE                      Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                      Yes
   REPLACEMENT                        $1,085

 ADDITIONAL FINANCING          Secured Subordinate Debt*             $13,750,000

 CUT-OFF DATE BALANCE                                                $44,687,500
 CUT-OFF DATE BALANCE/SF                                                    $176
 CUT-OFF DATE LTV                                                          64.8%
 MATURITY DATE LTV                                                         64.8%
 UW DSCR ON NCF                                                            1.67x
--------------------------------------------------------------------------------

*    Also secured by a pledge of the equity interests in the borrower.

                         [PARK PLACE II PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Sacramento, CA
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               253,674
 OCCUPANCY AS OF AUGUST 18, 2005                                           91.0%
 YEAR BUILT / YEAR RENOVATED                                           2004 / NA
 APPRAISED VALUE                                                     $69,000,000
 PROPERTY MANAGEMENT                                            CB Richard Ellis
 UW ECONOMIC OCCUPANCY                                                     97.8%
 UW REVENUES                                                          $5,974,718
 UW TOTAL EXPENSES                                                    $1,854,740
 UW NET OPERATING INCOME (NOI)                                        $4,119,978
 UW NET CASH FLOW (NCF)                                               $3,983,386
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                      102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------
                                  PARK PLACE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET                              % OF       DATE OF
                                    RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL       LEASE
TENANT                         MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Kohls . .....................       A3/A-/A          88,408       34.9%  $ 11.60     $1,025,533       27.2%  January 2025
Marshalls ...................       A3/A/NR          30,009       11.8   $ 12.30        369,111        9.8    August 2014
Borders Books ...............       NR/NR/NR         25,000        9.9   $ 13.20        330,000        8.7   January 2020
Bed Bath & Beyond ...........      NR/BBB/NR         24,071        9.5   $ 12.45        299,684        7.9   January 2015
California Backyard .........       NR/NR/NR         12,700        5.0   $ 14.88        188,976        5.0     March 2010
Non-major tenants ...........                        50,530       19.9   $ 30.85      1,558,659       41.3
Vacant ......................                        22,956        9.0                        0        0.0
                                                     ------      -----               ----------      -----
TOTAL .......................                       253,674      100.0%              $3,771,962      100.0%
                                                    =======      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
---------------------------------------------------------------------------------------------------------------------

     2005            0        $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2006            0        $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2007            1        $ 39.00        1,600           0.6%            0.6%           1.7%             1.7%
     2008            0        $  0.00            0           0.0%            0.6%           0.0%             1.7%
     2009            4        $ 27.07       11,812           4.7%            5.3%           8.5%            10.1%
     2010            9        $ 23.96       26,613          10.5%           15.8%          16.9%            27.0%
     2011            1        $ 30.00        4,000           1.6%           17.4%           3.2%            30.2%
     2012            0        $  0.00            0           0.0%           17.4%           0.0%            30.2%
     2013            0        $  0.00            0           0.0%           17.4%           0.0%            30.2%
     2014            6        $ 18.79       46,614          18.4%           35.7%          23.2%            53.4%
     2015            2        $ 15.04       26,671          10.5%           46.2%          10.6%            64.1%
  Thereafter         2        $ 11.95      113,408          44.7%           91.0%          35.9%           100.0%
    Vacant           0           NA         22,956           9.0%          100.0%           0.0%           100.0%
---------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                      103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
     Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.
     See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.
     See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage
     Loans. See Annexes A-6 and A-7 to the preliminary prospectus supplement for certain information relating to the FBI Office Building Loan and the Abbott
     Laboratories Loan monthly debt service payments.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT SPONSOR CONCENTRATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF CUT-OFF     WEIGHTED       WEIGHTED     WEIGHTED
                               # OF LOANS/               AGGREGATE CUT-OFF   DATE POOL  AVERAGE CUT-OFF   AVERAGE UW     AVERAGE
SPONSOR                         PROPERTIES  LOAN NUMBERS    DATE BALANCE      BALANCE       DATE LTV     DSCR ON NCF  MORTGAGE RATE
-----------------------------------------------------------------------------------------------------------------------------------

Somerset Partners, Phillip
  Welch, Keith Rubinstein and
  Marshall G. Allen ...........     1/1          1         $ 200,000,000        6.1%          68.0%          1.44x        5.260%
NGP Capital Partners III LLC
  & Rubicon US REIT, Inc. .....    1/14          2         $ 194,500,000        5.9%          79.9%          1.27x        5.460%
Beacon Capital Strategic
  Partners III, L.P. ..........     1/1          3         $ 182,500,000        5.6%          73.9%          1.48x        4.970%
TPG/CalSTRS, LLC ..............     2/2         6,9        $ 171,500,000        5.2%          70.6%          1.75x        5.280%
Prudential ....................    2/50        7,15        $ 145,400,000        4.4%          43.3%          3.30x        4.755%
Donald Abbey ..................    1/20          4         $ 142,625,000        4.4%          74.7%          1.33x        5.190%
Ralph Sitt ....................     2/2        8,14        $ 135,000,000        4.1%          79.9%          1.20x        5.444%
-----------------------------------------------------------------------------------------------------------------------------------

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Eleven (11) groups of Mortgage Loans, representing approximately 10.9% of the Cut-Off Date
     Pool Balance, are cross-collateralized and cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan
     (other than the Co-Lender Loans described below) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    SUBORDINATE FINANCING.

--------------------------------------------------------------------------------------------------------------
                                      EXISTING SUBORDINATE FINANCING
--------------------------------------------------------------------------------------------------------------
                                                                                            % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                               # OF LOANS     LOAN NUMBERS       POOL BALANCE
--------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property Debt and Secured by
  Ownership Interests in Borower ...........................      1              18                1.4%
Unsecured Debt .............................................      1              58                0.3%
Mezzanine Debt Secured by Ownership Interests in Borrower ..      0              NA                0.0%
--------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

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WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
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                                               FUTURE SUBORDINATE FINANCING
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         % OF CUT-OFF DATE
FUTURE SUBORDINATE FINANCING                                # OF LOANS            LOAN NUMBERS             POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------

                                                                           6,9,39,49,70,119,126,135,
Secured by Mortgaged Property ............................      13            152,156,166,195,200               7.2%
Unsecured Debt ...........................................       3                 10,17,195                    3.6%
                                                                        1,2,3,4,6,9,12,13,17,25,26,30,
                                                                            34,37,69,87,94,104,108,
Mezzanine Debt Secured by Ownership Interests in Borrower       22                124,189,198                  37.7%
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     See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates
Additional Risks" in the preliminary prospectus supplement.

o    CO-LENDER LOANS. Eleven (11) Companion Loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. The 11 Mortgage Loans (the "Co-Lender
     Loans") (identified as loan numbers 2, 3, 5, 6, 9, 10, 35, 41, 64, 68 and
     97 on Annex A-1 to the prospectus supplement) related to such Companion
     Loans are expected to have an aggregate Cut-Off Date Balance of
     $802,351,677, representing approximately 24.5% of the Cut-Off Date Pool
     Balance. Each Co-Lender Loan is cross-defaulted with its related Companion
     Loan(s). No Companion Loan will be part of the trust fund. Each of these
     Co-Lender Loans and its related Companion Loans are subject to intercreditor agreements.

                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                      105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C21
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                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman,
Sachs & Co. (collectively, the "Underwriters") nor Wachovia Securities
International Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP       CREDIT SUISSE FIRST BOSTON         DEUTSCHE BANK SECURITIES        GOLDMAN, SACHS & CO.

                                      106